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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Seagate Technology
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Shareholders:

        After extensive research and consultation with our advisors, we have decided to move our place of incorporation from the Cayman Islands to Ireland. While our tenure in the Cayman Islands has served us and our shareholders well, there are compelling reasons that support a move to Ireland at this time. We are constantly evaluating ways to ensure that we are operating as efficiently as possible. Among other reasons, we're making this change now because legislative and regulatory bodies in various jurisdictions, including the U.S., have actively considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands.

        After considering various factors and reviewing a number of different countries, our board of directors determined that changing the jurisdiction of incorporation of the parent company of Seagate to Ireland is in the best interests of the Company and its shareholders and will best help us to accomplish our objectives. We will have a home in a well-developed corporate, legal and regulatory environment which has a long history of international investments as well as an extensive network of tax treaties that we expect will help minimize our tax burden in the future. It's important to note that nearly 90% of Seagate's employees are outside the U.S., the vast majority of our operating assets are outside the U.S. and nearly 75% of our revenue is generated outside the U.S. For you, our shareholders, much will remain unchanged following the incorporation in Ireland. There will be some differences in your shareholder rights, given the inherent differences in the laws between the Cayman Islands and Ireland. We have included a detailed chart outlining those differences in the attached proxy in the section titled "Comparison of Rights of Shareholders and Powers of the Board of Directors," which begins on page 73.

        Our common shares will continue to trade as ordinary shares of Seagate Technology plc on the NASDAQ Global Select Market, which we refer to as "NASDAQ," under the symbol "STX." We will remain subject to U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the corporate governance rules of NASDAQ. We do not expect the reincorporation to have a material impact on our results of operations or financial condition and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles. We will also comply with any additional reporting requirements under Irish law.

        We are furnishing the accompanying proxy statement to you in connection with the solicitation of proxies by our management for use at the special court-ordered meeting of our common shareholders (the "Special Scheme Meeting") and an extraordinary general meeting of our common shareholders (the "EGM" or "Extraordinary General Meeting") to approve three proposals in connection with our reincorporation. The Special Scheme Meeting will be held on April 14, 2010 at 11:30 a.m. Pacific Time with the Extraordinary General Meeting to follow at 12:00 p.m. Pacific Time or as soon as the Special Scheme Meeting has concluded.

        At the Special Scheme Meeting, we will submit to you for your approval a proposal that would result in you holding shares in an Irish company rather than a Cayman Islands company pursuant to a scheme of arrangement (the "Scheme of Arrangement") filed with the Grand Court of the Cayman Islands (the "Cayman Court"). The proposed Scheme of Arrangement will result in the exchange of shares of the newly formed Irish company, Seagate Technology plc ("Seagate-Ireland"), for your shares in Seagate Technology, the Cayman Islands company in which you currently hold shares ("Seagate-Cayman"), on a one-for-one basis. If the Scheme of Arrangement is effected, Seagate-Cayman will become a wholly-owned subsidiary of Seagate-Ireland. At the Special Scheme Meeting, we will be asking you to vote in favor of the Scheme of Arrangement. If there are insufficient proxies to approve the Scheme of Arrangement, you may also be asked to approve a motion to adjourn the Special Scheme Meeting to a later date to solicit additional proxies.

        If the Scheme of Arrangement is approved at the Special Scheme Meeting, we will also ask you to vote at the EGM immediately following the Special Scheme Meeting to approve:

  •
  a proposal to approve the cancellation of Seagate-Cayman's share capital, which is necessary in order to effect the Scheme of Arrangement and is a condition to proceeding with the Scheme of Arrangement (the "Capital Reduction Proposal");

  •
  a proposal to approve the creation of "distributable reserves" of Seagate-Ireland which are required under Irish law in order to permit us to pay dividends and repurchase or redeem shares following the transaction. Approval of the proposal to create distributable reserves is not a condition to proceeding with the Scheme of Arrangement (the "Distributable Reserves Proposal"); and

  •
  a proposal to adjourn the Extraordinary General Meeting in the event that we have insufficient proxies present at the Extraordinary General Meeting to conduct the vote on the Capital Reduction Proposal or the Distributable Reserves Proposal or there are insufficient proxies to approve the proposals.

        Under U.S. federal income tax law, the holders of our common shares generally should not recognize any gain or loss on the transaction. Under Irish tax law, no tax is due for Seagate-Cayman's common shareholders in the Transaction unless such shareholders are residents or ordinarily reside in Ireland for Irish tax purposes or hold their shares in Seagate-Cayman in connection with a trade carried on by such holder in Ireland through a branch or agency.

        This proxy statement provides you with detailed information regarding the transaction. We encourage you to read this entire document carefully. You should carefully consider "Risk Factors" beginning on page 30 for a discussion of risks before voting.

        Your board of directors recommends that you vote "FOR" the proposal to approve the Scheme of Arrangement, "FOR" the proposal for the Share Capital Proposal and "FOR" the Distributable Reserves Proposal and "FOR" each of the adjournment proposals.

        If we receive the necessary shareholder approvals, we will then seek the approval of the Grand Court of Cayman Islands of both the Scheme of Arrangement and the cancellation of Seagate-Cayman's share capital, which approval is required prior to the consummation of the transactions contemplated by the Scheme of Arrangement and the related transactions described in more detail in this proxy statement.

        Please mark, date, sign and return the enclosed proxy card in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the Internet or by telephone, as described in the attached proxy statement, so that your shares may be represented at the Special Scheme Meeting and the Extraordinary General Meeting and voted in accordance with your wishes.

        If you have any questions about the meeting, or if you require assistance, please call Morrow & Co, LLC our proxy solicitor, at 800-607-0088 (toll-free in the U.S.) or brokers and banks may call (203) 658-9434 (call collect).

Very truly yours,

STEPHEN J. LUCZO Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that your shares be voted at the Special Scheme Meeting and the Extraordinary
General Meeting. Please MARK, SIGN, DATE, and MAIL your proxy PROMPTLY in the return envelope provided or appoint a proxy to vote your shares by telephone or by using the Internet, as described in the proxy statement.

IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION

CAUSE NO FSD 64 OF 2010

IN THE MATTER OF SEAGATE TECHNOLOGY

AND IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2009 REVISION)

        NOTICE IS HEREBY GIVEN that, by an order dated March 2, 2010 (the "Order") made in the above matter, the Grand Court of the Cayman Islands (the "Cayman Court") has directed a meeting (the "Special Scheme Meeting") to be convened of the holders of common shares of Seagate Technology, for the purpose of considering and, if thought fit, approving, with or without modification, a scheme of arrangement (the "Scheme") proposed to be made between Seagate Technology, Seagate Technology plc, and the Common Shareholders (as defined in the Scheme) and that the Special Scheme Meeting will be held on April 14, 2010 at 11:30 a.m., Pacific Time, at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060 at which place and time all such common shareholders are requested to attend.

        Copies of the Scheme of Arrangement and a copy of an explanatory statement explaining the effect of the Schemes are incorporated in the proxy statement of which this Notice forms part. A copy of the said proxy statement can also be obtained by the common shareholders from Seagate Technology's proxy solicitor in the United States being Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902.

        The above-mentioned common shareholders as at the record date set by the Cayman Court, being March 4, 2010, may vote in person at the Special Scheme Meeting or they may appoint one or more proxies, whether a member of Seagate Technology or not, to attend and vote in their stead. A form of proxy for use at the Special Scheme Meeting is enclosed with the proxy statement of which this Notice forms part.

        If such common shares are held in joint names, then either the holder whose name appears first in the Register of Members of Seagate Technology or each holder should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by a duly authorized officer.

        It is requested that forms appointing proxies be lodged, by post, fax or email, with Seagate Technology, c/o Office of the General Counsel, 920 Disc Drive, Scotts Valley, California 95066 in accordance with the instructions set out in the form of proxy, which proxy forms must be received by no later than 11:59 p.m. Eastern Time on April 13, 2010, but if forms are not so lodged they may be handed to the chairman of the Special Scheme Meeting at the meeting.

        By the Order, the Cayman Court has appointed Stephen J. Luczo, Chairman, President and Chief Executive Officer of Seagate Technology, or failing him Lydia M. Marshall, a director of Seagate Technology, or failing her any other person who is a director of Seagate Technology as at the date of the Special Scheme Meeting to act as the chairman of the Special Scheme Meeting and has directed the chairman of the Special Scheme Meeting to report the results thereof to the Cayman Court.

        The Scheme of Arrangement will be subject to a subsequent application seeking the sanction of the Cayman Court which shall be heard at 10.00 a.m. on May 14, 2010 or as soon thereafter as it may be heard.

Dated the 4th day of March 2010.

MAPLES AND CALDER
Cayman Islands Attorneys for Seagate Technology

SEAGATE TECHNOLOGY
PO Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Islands

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

To Be Held On April 14, 2010

To the Common Shareholders of Seagate Technology:

        An Extraordinary General Meeting of the holders of common shares of Seagate Technology, a Cayman Islands exempted company limited by shares ("Seagate-Cayman" or the "Company"), will be held on April 14, 2010, at 12:00 p.m. Pacific Time, or as soon thereafter as the Special Scheme Meeting is concluded or adjourned, at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060 at which place and time all such shareholders are requested to attend:

  1.
  to approve the Capital Reduction Proposal and to pass a special resolution in the following terms:

    THAT for the purpose of giving effect to the Scheme of Arrangement, at the Transaction Time (as defined in the Scheme of Arrangement):

      (a)
      the issued share capital of the Company shall be reduced by canceling and extinguishing the common shares issued by the Company, par value US$0.00001 per share (the "Scheme Shares");

      (b)
      subject to and forthwith upon such reduction of capital taking effect, the share capital of the Company will be increased to its former amount by the issue of the same number of common shares of US$0.00001 each in the capital of the Company as is equal to the number of Scheme Shares cancelled and extinguished; and

      (c)
      the Company shall apply the credit arising in its books of account as a result of such capital reduction in paying up in full at par the new common shares of US$0.00001 each in the capital of the Company issued, and credited as fully paid, to Seagate Technology plc, an Irish public limited company.

  2.
  to approve the Distributable Reserves Proposal;

  3.
  to approve a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders present to conduct the vote on the Capital Reduction Proposal or the Distributable Reserves Proposal or if there are insufficent proxies to approve the Distributable Reserves Proposal and/or the Capital Reduction Proposal at the time of the meeting.

        The Board of Directors has set 5:00 p.m. Pacific Time on March 4, 2010 as the record date (the "Record Date") for the determination of holders of common shares entitled to notice of and to vote at the Extraordinary General Meeting or any adjournment thereof. Only holders of record of common shares of Seagate-Cayman as of 5:00 p.m. Pacific Time on the Record Date are entitled to notice of and to vote at the Extraordinary General Meeting.

        Your vote is important. All shareholders are cordially invited to attend the Extraordinary General Meeting. We urge you, whether or not you plan to attend the Extraordinary General Meeting, to submit your proxy by telephone or via the internet, or by completing, signing, dating and mailing the enclosed proxy or voting instruction card. If a shareholder who has submitted a proxy attends the

Extraordinary General Meeting in person, such member may revoke the proxy by voting in person on all matters submitted at the Extraordinary General Meeting.

        Capitalized terms in this notice have the same meaning as in the proxy statement to which this notice is attached, (the "Proxy Statement") and in the draft Scheme of Arrangement which is attached as Annex A thereto.

By Order of the Board of Directors

Kenneth M. Massaroni Secretary

March 5, 2010

PROXY STATEMENT

For the Special Court Ordered Meeting and the Extraordinary General Meeting of Shareholders
to be held on April 14, 2010

        This proxy statement is furnished to the common shareholders of Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands ("Seagate-Cayman"), in connection with the solicitation of proxies on behalf of the board of directors of Seagate-Cayman to be voted at a special court ordered meeting of shareholders ("Special Scheme Meeting"), followed immediately by an Extraordinary General Meeting of shareholders ("Extraordinary General Meeting" or "EGM" and together with the Special Scheme Meeting, the "Meetings") to be held on April 14, 2010, and any adjournments or postponements thereof, at the times and places and for the purposes set forth in the accompanying Notice of Special Scheme Meeting and Extraordinary General Meeting. This proxy statement and the accompanying proxy card are first being mailed to Seagate-Cayman common shareholders on or about March 9, 2010. Please mark, date, sign and return the enclosed proxy card to ensure that all of your shares are represented at the Meetings.

        Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, at the proxy's discretion. You may revoke your proxy at any time before it is exercised at either of the Meetings by voting in person at that Meeting. You may also submit another properly signed, later-dated proxy (including an Internet or telephone proxy) or notify our Secretary in writing before the Meetings that you are revoking your proxy, which proxy or notice must be received no later than 11:59 p.m. Eastern Time on April 13, 2010. If you hold your shares beneficially and are not a registered shareholder, please follow the procedures required by your broker, custodian or nominee to revoke a proxy. You should contact your broker, custodian or nominee directly for more information on these procedures.

        The Grand Court of the Cayman Islands (the "Cayman Court") (in the case of the Special Scheme Meeting) and the board of directors (in the case of the EGM) has fixed 5:00 p.m. Pacific Time on March 4, 2010 (the "Record Date") as the record date for determination of common shareholders entitled to notice of, and to vote at, both the Special Scheme Meeting and the Extraordinary General Meeting and any adjournments or postponements thereof. As of the Record Date, there were 488,522,404 common shares of Seagate-Cayman issued and outstanding and we had 1,564 shareholders of record.

        All shareholders of Seagate-Cayman are invited to attend the Meetings. If you wish to attend the Meetings in person, a form of personal identification and proof of address, must be presented in order to be admitted to the Meetings.

        If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meetings, you must present proof of your ownership of common shares, such as a bank or brokerage account statement, together with a form of personal identification and proof of address, to be admitted to the meeting.

        The enclosed proxy is solicited by and on behalf of our board of directors.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        Some of the statements included in this proxy statement and the documents incorporated by reference may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 or Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our expectations regarding the change of our place of incorporation from the Cayman Islands to Ireland. These statements identify prospective information and include words such as "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects" and similar expressions. These forward-looking statements are based on information available to us as of the date of this proxy statement.

        Current expectations, forecasts and assumptions involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:

  •
  the ineffectiveness of our business strategy due to changes in current or future market conditions;

  •
  the effects of our competing in a highly competitive industry, including industry consolidation, pricing competition and development of competing products;

  •
  decreased demand for our products;

  •
  our dependence on our ability to successfully qualify, manufacture and sell our disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly our new disk drive products with lower cost structures;

  •
  weakness in the global economy and decreased spending on information technology;

  •
  the risk that legislative and regulatory action by the U.S. government could materially and adversely affect our effective tax rate and cash tax position;

  •
  risks associated with the proposed scheme of arrangement and the creation of a new parent holding company in Ireland;

  •
  uncertainties relating to governmental and regulatory policies; and

  •
  tax liabilities such as dividend withholding tax and stamp duty.

        The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in this proxy statement, in particular in the section entitled "Risk Factors" and the documents that we file with the Securities and Exchange Commission (the "SEC") from time to time. You may obtain copies of these documents as described under the heading "Where You Can Find More Information."

        Except as required under U.S. federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this proxy statement, whether as a result of new information, future events, changes in assumptions or otherwise.

STRUCTURE OF THE TRANSACTION

        We are seeking your approval of a scheme of arrangement under Cayman Islands law, substantially in the form attached as Annex A to this proxy statement (the "Scheme of Arrangement") which, upon effectiveness, will result in a newly formed Irish public limited company serving as the publicly traded parent of the Seagate group of companies (the "Seagate group"). In this proxy statement, we refer to the transactions to be effected pursuant to the Scheme of Arrangement and the related transactions as the "Transaction." The Transaction will effectively change the place of incorporation of the publicly traded parent company of the Seagate group from the Cayman Islands to Ireland and will result in you holding ordinary shares of an Irish company instead of common shares of a Cayman Islands company.

        The Transaction will involve several steps. We have formed a new Irish public limited company, Seagate Technology plc ("Seagate-Ireland"), as a direct subsidiary of Seagate Technology, the Cayman Islands company whose shares you currently own ("Seagate-Cayman"). A new Cayman Islands subsidiary of Seagate-Ireland named Seagate Cayman Holdings ("merger sub") has also been formed. Each of Seagate-Ireland and merger sub has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction.

        Various steps of the Transaction will effectively occur simultaneously at the "Transaction Time", which we anticipate will be after the close of trading on NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on NASDAQ on the next business day. If we receive the necessary shareholder approvals, we anticipate that the Scheme of Arrangement will become effective as soon as practicable following approval of the Cayman Court at the hearing on May 14, 2010, upon our filing of the court order sanctioning the Scheme of Arrangement and the cancellation of the capital of Seagate-Cayman with the Cayman Islands registrar of companies. Please see Annex E to this proxy statement for an expected timetable.

        At the Transaction Time, the following steps of the Transaction will effectively occur simultaneously:

  •
  all issued and outstanding Seagate-Cayman common shares shall be cancelled and shall cease to exist;

  •
  Seagate-Ireland will issue ordinary shares on a one-for-one basis to the holders of Seagate-Cayman common shares for each Seagate-Cayman common share that has been cancelled;

  •
  in consideration for the issuance by Seagate-Ireland of its ordinary shares to the Seagate-Cayman common shareholders as set forth in the second bullet above, Seagate-Cayman will allot and issue a number of fully-paid Seagate-Cayman common shares to Seagate-Ireland that is equal to the number of Seagate-Ireland ordinary shares issued to the holders of Seagate-Cayman common shares that were cancelled as set forth in the first bullet above; and

  •
  pursuant to a separate, but interconnected and interdependent, scheme of arrangement (the "Merger Scheme"), Seagate-Cayman will merge with merger sub, Seagate-Cayman will survive the merger, merger sub will be dissolved and will cease to exist and Seagate-Cayman will become a direct, wholly-owned subsidiary of Seagate-Ireland, the resulting publicly traded parent of the Seagate group. Holders of common shares in Seagate-Cayman will not be required to vote in connection with the Merger Scheme.

        If, and only if, the Scheme of Arrangement and the Merger Scheme are effected, an election will be made to treat Seagate-Cayman as a disregarded entity for U.S. federal income tax purposes, effective shortly after the Transaction Time.

        All previously outstanding ordinary shares of Seagate-Ireland, which prior to the Transaction Time will be held by Seagate-Cayman and its nominees, will be acquired by Seagate-Ireland for no consideration and cancelled in accordance with a resolution passed by Seagate-Cayman and the other current shareholders of Seagate-Ireland.

        As a result of the Transaction, the common shareholders of Seagate-Cayman will become shareholders of Seagate-Ireland and such shareholders' rights will be governed by Irish law and Seagate-Ireland's memorandum and articles of association, which are attached to the proxy statement as Annex B.

        The following diagram depicts our organizational structure before and after the Transaction.

Before	After

        As of March 4, 2010, the Record Date, there were 488,522,404 common shares of Seagate-Cayman issued and outstanding and we had 1,564 shareholders of record.

        In this proxy statement, we sometimes refer to Seagate-Cayman, Seagate-Ireland and the Seagate group as "we," "us," "our" or "Seagate."

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE MEETINGS

Q.    What am I being asked to vote on at the Meetings?

A.
Common shareholders of Seagate-Cayman are being asked to vote on the following four matters:

  At the Special Scheme Meeting:

  •
  to approve the Scheme of Arrangement attached as Annex A to this proxy statement. If the Scheme of Arrangement becomes effective, the common shares of Seagate-Cayman will be cancelled and Seagate-Ireland will issue one ordinary share to the holders of Seagate-Cayman common shares for each common share of Seagate-Cayman that has been cancelled. As a result, Seagate-Ireland will become the parent holding company of Seagate-Cayman. We refer to this proposal as the "Scheme of Arrangement Proposal"; and

  •
  to approve a motion to adjourn the Special Scheme Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposals at the time of the Special Scheme Meeting.

  At the Extraordinary General Meeting, if the Scheme of Arrangement Proposal is approved by the common shareholders at the Special Scheme Meeting:

  •
  to approve the reduction of Seagate-Cayman's share capital, which is necessary in order to effect the Transaction. We refer to this proposal as the "Capital Reduction Proposal";

  •
  to approve the creation of "distributable reserves" of Seagate-Ireland through a reduction of Seagate-Ireland's share premium account. We refer to this proposal as the "Distributable Reserves Proposal"; and

  •
  to approve a motion to adjourn the Extraordinary General Meeting to a later date to solicit additional proxies if there are insufficient shareholders present at the Extraordinary General Meeting to conduct the vote on or if their are insufficient proxies to approve the Capital Reduction Proposal or the Distributable Reserves Proposal.

Q:    Who can vote?

A:
Holders of Seagate-Cayman common shares as recorded in our register of members as of the Record Date are entitled to vote. Our register of members will be available for inspection at least 10 days prior to the meeting at our offices at 920 Disc Drive, Scotts Valley, California. As of the Record Date, there were 488,522,404 common shares of Seagate-Cayman issued and outstanding and entitled to vote and we had 1,564 shareholders of record. Each holder of Seagate-Cayman common shares is entitled to one vote per share.

Q.    When is the Record Date?

A.
The record date for both the Special Scheme Meeting and the Extraordinary General Meeting is 5:00 p.m. Pacific Time on March 4, 2010.

Q.    Why do you want to change Seagate's place of incorporation from the Cayman Islands to Ireland?

A.
We have been incorporated in the Cayman Islands since August 10, 2000. While our tenure in the Cayman Islands has served us and our shareholders well, the board of directors has had cause to revisit the decision regarding the location of our place of incorporation.

  There continues to be negative publicity regarding, and criticism of, companies that conduct business in the U.S. but are domiciled in countries that have low rates of, or no direct taxation and as a consequence do not have a substantial network of double taxation (or similar) treaties with the U.S. or with many of countries where we have operations. Furthermore, legislative and regulatory bodies in various jurisdictions, including the U.S., have actively considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands. For example, recent legislative proposals could broaden the circumstances under which we would be considered a U.S. resident or could override certain tax treaties and limit the treaty benefits on certain payments by our U.S. subsidiaries to our non-U.S. affiliates. Consequently, following a thorough review, we have determined that moving our place of incorporation out of the Cayman Islands will reduce those risks and is best for us, our shareholders, our employees and our other stakeholders.

  After considering various factors and reviewing a number of different countries, our board of directors determined that it was advisable to change the jurisdiction of incorporation of the parent company of the Seagate group to Ireland. Our board of directors' determination that Ireland is the preferred choice for the domicile of the parent of the Seagate group was based on many factors, including the following:

  •
  Ireland has strong international relationships as a member of the European Union ("EU") and a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with the other EU member states, the U.S. and other countries around the world where we do business. Ireland is also a founding member of the Organisation for Economic Co-operation and Development ("OECD"). As a result, we believe Ireland offers a stable long-term legal and regulatory environment with the financial and legal infrastructure to meet our needs;

  •
  Ireland is an English-speaking common law jurisdiction, which we believe makes its legal system less prescriptive and more flexible than those of civil law jurisdictions and also more familiar to Seagate and its shareholders;

  •
  Ireland has a stable and well-developed legal system which we believe encourages high standards of corporate governance and provides shareholders with substantial rights. We believe that the perception of an Irish company among regulatory authorities, investors, creditors and customers is highly favorable;

  •
  Ireland as a member of the EU will enable favorable EU tax directives and other protections to apply to us;

  •
  Ireland permits the payment of dividends in U.S. Dollars;

  •
  Ireland's taxation system and large double taxation network will enable us to maintain a competitive worldwide effective corporate tax rate; and

  •
  Ireland is the only English-speaking member of the group of EU states that have adopted the Euro as their exclusive currency known as the eurozone.

  As a result of these factors, our board of directors determined that it was advisable to change our place of incorporation to Ireland. Please see "Proposal Number One: The Scheme of Arrangement—Background and Reasons for the Transaction" for more information. We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition to the potential benefits described above, the Transaction will expose you and us to some risks. Please see the discussion under "Risk Factors." Our board of directors has considered both the potential advantages of the Transaction and these risks and has approved the Scheme of Arrangement and recommended that the shareholders vote for the approval of the Scheme of Arrangement.

Q:    Are there any risks associated with the consummation of the Transaction?

A:
While our board of directors has considered the risks to our shareholders and us associated with the Transaction and has recommended that shareholders vote for approval of the Scheme of Arrangement Proposal and each of the other proposals set forth in this proxy statement, there are risks and we cannot assure you that the anticipated benefits of the Transaction will be realized. For example:

•
your rights as a shareholder will change due to differences between the Cayman Islands and Irish law and between the governing documents of Seagate-Cayman and Seagate-Ireland;

•
our effective tax rate may increase whether we effect the Transaction or not;

•
legislative and regulatory action could materially and adversely affect us regardless of whether we complete the Transaction;

•
the Transaction may result in additional costs even if it is not completed;

•
potential changes may be required to the terms of our indentures in connection with obtaining any appropriate consents, waivers and/or supplemental indentures required or necessary in connection with the Transaction;

•
we may choose to abandon the Transaction;

•
if the Distributable Reserves Proposal is not approved by the shareholders and the Irish High Court, Seagate-Ireland may not be able to pay dividends or repurchase shares following the Transaction;

•
increased shareholder voting requirements in Ireland will reduce our flexibility in some aspects of capital management and our ability to amend the articles of association;

•
Seagate-Ireland may be subject to takeover regulation under Irish law which would not apply in the Cayman Islands;

•
the transfer of Seagate-Ireland shares after the Transaction may be subject to Irish stamp duty for certain shareholders;

•
dividends paid following the Transaction may be subject to Irish dividend withholding tax or Irish income tax for certain shareholders; and

•
the market for Seagate-Ireland shares may differ from the market for Seagate-Cayman shares.

  You should consider these risks carefully. For additional information, please see the discussion under "Risk Factors."

Q.    Will the Transaction affect Seagate's current or future operations?

A.
We believe that the Transaction will have no material impact on how we conduct our day-to-day operations.

Q:    How will shares of Seagate-Ireland differ from shares of Seagate-Cayman?

A:
Seagate-Ireland ordinary shares will be similar to Seagate-Cayman common shares. However, there are differences between what your rights as an ordinary shareholder will be under Irish law and what they currently are as a common shareholder under Cayman Islands law. In addition, there are differences between the organizational documents of Seagate-Ireland and Seagate-Cayman. These differences include the following:

  •
  Seagate-Ireland's articles of association will contain a more limited form of indemnity in relation to directors and the Secretary than is currently contained in the articles of association of Seagate-Cayman;

  •
  A special resolution of Seagate-Ireland, which is required for certain corporate actions such as amending the memorandum and articles of association of Seagate-Ireland, will require the approval of not less than 75% of votes cast while a special resolution of Seagate-Cayman, which is required for many of the same actions, currently requires not less than two thirds of votes cast;

  •
  Under Irish law, the directors of Seagate-Ireland may issue new ordinary or preferred shares up to a maximum amount equal to the authorized but un-issued share capital, without shareholder approval, only when authorized to do so by the articles of association of Seagate-Ireland or by an ordinary resolution of the Seagate-Ireland shareholders. The authorization of the directors to issue shares must renewed by the shareholders at least every five years;

  •
  Subject to specified exceptions, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash, but allows shareholders to authorize the waiver of the statutory pre-emptive rights with respect to any particular allotment of shares. The waiver of the statutory pre-emptive rights must be renewed by the shareholders at least every five years; and

  •
  Under Irish law, dividends must be paid and share repurchases must generally be funded out of "distributable reserves," which Seagate-Ireland will not have immediately following the Transaction Time. Although we are taking steps to create such distributable reserves, if the shareholders of Seagate-Cayman approve the Scheme of Arrangement, but do not approve the distributable reserves proposal, and the Transaction is consummated, Seagate-Ireland may not have sufficient distributable reserves to pay dividends or to repurchase or redeem shares following the Transaction, including under the current share repurchase plans of Seagate-Cayman until such time as Seagate-Ireland has created distributable reserves through the generation of future profits from its operations. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves."

  We discuss these and other differences in detail under "Description of Seagate Technology plc Share Capital" and "Comparison of Rights of Shareholders and Powers of the Board of Directors." The form of Seagate-Ireland's memorandum and articles of association is attached to this proxy statement as Annex B.

Q.    How will the Transaction affect Seagate's presence in the U.S. and around the world?

A.
Except for our increased presence in Ireland, at present, there are no changes planned for our operations or workforce in the U.S. or elsewhere as a result of the Transaction.

Q.    What will be Seagate's corporate presence in Ireland?

A.
Seagate-Ireland has been incorporated in Ireland and is subject to Irish law. Our current intention is that we will hold a majority of our regularly scheduled meetings of the board of directors in Ireland. However, at this time, we do not expect to hold our annual general meeting of shareholders in Ireland and we do not plan for our shares to be listed on the Irish Stock Exchange. If the Transaction becomes effective, we intend to hire additional employees in Ireland to assist with board meetings and other head office functions.

Q.    Will the Transaction dilute my economic interest?

A.
No, your relative economic ownership in Seagate will not change as a result of the Transaction.

Q.    How will the Transaction affect Seagate's financial reporting and the information Seagate provides to its shareholders?

A.
Upon completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles. We will continue to file reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission and comply with the proxy rules, as we currently do. We will also comply with any additional reporting requirements of Irish law.

Q.    What impact will the Transaction have on Seagate's current debt arrangements?

A.
We expect no material impact on our senior notes or our credit agreement. In connection with the Transaction, Seagate-Ireland expects to seek consents or waivers and/or enter into supplemental indentures to the indentures governing certain of our outstanding notes, pursuant to which supplemental indentures Seagate-Ireland will guarantee the obligations of the issuers of certain of the notes and assume the obligations of a parent entity under the indentures. We are seeking waivers and will amend our credit agreement in order to avoid any technical defaults that would otherwise result in connection with the Transaction and to provide that Seagate-Ireland will guarantee the obligations of the borrower under our credit agreement. One of the conditions to consummation of the Transaction is that we obtain consents or waivers and/or enter into a supplemental indenture, with respect to the indenture governing our outstanding 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International, on terms acceptable to us. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction."

Q.    Will the Transaction impact Seagate's ability to access the capital and bank markets in the future?

A.
We do not expect that the Transaction will have any significant effect on our ability to access the capital and bank markets. We expect to be able to access the capital and bank markets as efficiently and on similar terms as we can today, subject to any changes in market conditions applicable in general to all companies.

Q.    Will the Transaction have any impact on Seagate's ability to pay dividends or buy back shares?

A.
Under Irish law, dividends must be paid and share repurchases must generally be funded out of "distributable reserves," which Seagate-Ireland will not have immediately following the Transaction Time. Please see "Description of Seagate Technology plc Share Capital—Dividends" and "—Share Repurchases, Redemptions and Conversions." The shareholders of Seagate-Cayman are being asked at the Extraordinary General Meeting, subject to approval of the Scheme of Arrangement, to approve the creation of distributable reserves of Seagate-Ireland (through the reduction of the share premium account of Seagate-Ireland), in order to provide us with the flexibility to pay dividends and repurchase or redeem shares following the Transaction should the board of directors decide to do so. Approval of the Distributable Reserves Proposal is not a condition to the Transaction, but is required under Irish law to allow us to pay dividends or repurchase or redeem shares following the Transaction. Accordingly, if the shareholders of Seagate-Cayman approve the Scheme of Arrangement, but do not approve the Distributable Reserves Proposal, and the

  Transaction is consummated, Seagate-Ireland may not have sufficient distributable reserves to pay dividends or to repurchase or redeem shares following the Transaction, including under the current share repurchase plans of Seagate-Cayman, until such time as Seagate-Ireland has created distributable reserves through the generation of future profits from its operations. The creation of distributable reserves also requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court and there is no guarantee that such approval will be forthcoming. Further, even if the Distributable Reserves Proposal is approved, we can provide no assurance that we will pay dividends or redeem or repurchase shares. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves."

Q.    What effect would the failure to complete the Transaction have on Seagate?

A.
We have incurred and will incur certain costs whether or not the Transaction is completed. We will consider all possible alternatives in the event that the Transaction is not completed. However, we may experience adverse tax consequences if the Transaction is not completed as currently contemplated. For more information, please see "Risk Factors."

Q.    Am I entitled to appraisal or dissenters' rights in the Transaction?

A.
No. Under Cayman Islands law, the common shareholders of Seagate-Cayman do not have dissenters' rights or a right to an appraisal of the value of their shares or to receive payment for them in connection with the Transaction.

Q.    What are the material tax consequences of the Transaction?

A.
Please read the following questions and answers regarding some of the potential tax consequences of the Transaction. Please refer to "Material Tax Considerations Relating to the Transaction" for a description of the material U.S. federal income tax, Irish tax, and Cayman Islands tax consequences of the Transaction to Seagate-Cayman common shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Q.    Is the Transaction taxable to me?

A.
Under U.S. federal income tax law, holders of common shares of Seagate-Cayman generally should not recognize gain or loss in the Transaction. Under Irish tax law, no tax is due for Seagate-Cayman's common shareholders in the Transaction unless such shareholders are resident or ordinarily resident in Ireland for Irish tax purposes or hold their shares in Seagate-Cayman in connection with a trade carried on by such holder in Ireland through a branch or agency. Please see "Material Tax Considerations Relating to the Transaction."

Q.    Is the Transaction a taxable transaction for Seagate-Cayman or Seagate-Ireland?

A.
No. The Transaction should not be a taxable transaction for Seagate-Cayman or Seagate-Ireland.

Q.    Will the Transaction impact Seagate's underlying effective tax rate in 2010—or expectations for later years?

A.
The Transaction is not anticipated to have any material impact on our underlying effective tax rate. However, see "Risk Factors—Our effective tax rate may increase whether we effect the Transaction or not."

Q:    Will there be an Irish withholding tax on dividends on Seagate-Ireland shares?

A:
Distributions made to Seagate-Ireland shareholders who are residents of the U.S., EU member states (other than Ireland), or other countries with which Ireland has signed a tax treaty (whether the treaty has been ratified or not) (as set forth in Annex C) generally should not be subject to Irish withholding tax so long as the shareholder has provided its broker, for onward transmission to Seagate-Ireland's qualifying intermediary (or other designated agent) (in the case of shares held beneficiary), or Seagate-Ireland or its transfer agent (in the case of shares held directly), with all the necessary documentation prior to payment of the dividend. Distributions made by Seagate-Ireland to shareholders will generally be subject to Irish dividend withholding tax at the standard rate of income tax (currently 20%) unless the shareholder is a shareholder described above or qualifies for another exemption and in all instances has provided its broker, for onward transmission to Seagate-Ireland's qualifying intermediary (or other designated agent) (in the case of shares held beneficially), or Seagate-Ireland or its transfer agent (in the case of shares held directly), with all the necessary documentation prior to payment of the dividend. Where Irish dividend withholding tax applies, Seagate-Ireland is responsible for withholding tax at source and forwarding the relevant payment to the Irish Revenue Commissioners. Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Withholding Tax on Dividends".

Q:    Will there be Irish income tax on dividends paid on Seagate-Ireland shares?

A:
Shareholders who are resident in or ordinarily resident in Ireland for Irish tax purposes or who hold their shares in Seagate-Ireland in connection with a trade carried on by such holder in Ireland through a branch or agency will generally be subject to Irish income tax on dividends paid by Seagate-Ireland. All other shareholders will generally not be required to pay Irish income tax on such dividends unless they are subject to Irish dividend withholding tax in which case the Irish dividend withholding tax will satisfy such shareholder's liability with respect to Irish income tax. Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Withholding Tax on Dividends."

Q:    Will there be an Irish stamp duty on the transfer of Seagate-Ireland shares?

A:
For the majority of transfers of Seagate-Ireland ordinary shares, we do not expect there to be any Irish stamp duty. Transfers of book-entry interests in Depository Trust Company ("DTC") representing Seagate-Ireland shares should not be subject to Irish stamp duty. Accordingly, transfers by shareholders who hold their Seagate-Ireland shares beneficially through brokers, which in turn hold those shares through DTC, should not be subject to Irish stamp duty on transfers to holders who also hold through DTC. Transfers by shareholders who hold their shares other than beneficially through DTC, will be subject to Irish stamp duty, which is a legal obligation of the buyer. Irish stamp duty is currently 1% of the price paid or the market value of the shares acquired, if higher. Accordingly, we recommend that all directly registered shareholders open broker accounts so they can transfer their Seagate-Cayman shares into a broker account to be held through DTC as soon as possible, and in any event, prior to the Transaction Time. This will cause their Seagate-Ireland shares to be held through DTC from the Transaction Time. We also recommend that any person who wishes to acquire Seagate-Ireland shares after completion of the Transaction acquire such Seagate-Ireland shares beneficially through a broker account to be held through DTC. In relation to any transfer of Seagate-Ireland shares that is subject to Irish stamp duty, Seagate-Ireland's articles of association allow Seagate-Ireland, in its absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty payable by a buyer. In the event of any such payment, Seagate-Ireland is (on behalf of itself or its affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion), and (iii) claim a lien against the Seagate-Ireland shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Seagate-Ireland shares has been paid unless one or both of such parties is otherwise notified by us.

  Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Stamp Duty" for a more detailed description of the Irish stamp duty.

Q.    Does it matter, for tax or other reasons, whether I hold my shares "beneficially" or "of record?"

A.
Yes, in general, Seagate-Cayman shareholders hold their shares in one of two ways. Some shareholders are directly registered in their own names on Seagate-Cayman shareholder records, as maintained by Seagate-Cayman transfer agent (currently Computershare Trust Company, Inc.). In this proxy statement, we generally refer to these shareholders as holding their shares "directly" or "of record." Most Seagate-Cayman shareholders hold their shares through banks, brokers, trustees, custodians or other nominees who in turn hold their shares through the DTC. We generally refer to these shares as being held "beneficially," and to these banks, brokers, trustees, custodians or other nominees as "brokers."

  In addition, there are different procedures for voting and attending the Meetings, depending on how you hold your shares. Only shareholders of record are entitled to vote at the Meetings. If you hold your shares beneficially, you may still be entitled to direct the direct holder of your shares how to vote these shares on your behalf. However, in that case your vote will not be counted toward the majority-in-number requirement for the purposes of the Special Scheme Meeting (although your vote will be counted for the purposes of the majority-in-value calculation, and for the majorities at the EGM). Please see "The Special Scheme Meeting and the Extraordinary General Meeting—Record Date; Voting Rights; Vote Required for Approval" and "—How You Can Vote."

  In addition, following the Transaction, shareholders may be treated differently under certain aspects of Irish law depending on whether they hold shares beneficially through brokers who in turn hold those shares through the DTC. Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Withholding Tax on Dividends" and "—Stamp Duty."

Q.    Will the Transaction have any material impact on another company's ability to acquire Seagate?

A.
The Transaction should not materially affect the ability of another company to acquire Seagate. However, after the Transaction, Seagate-Ireland will be subject to the Irish Takeover Panel Act of 1997 and the Takeover Rules promulgated thereunder which require review of certain acquisitions by the Irish Takeover Panel. The Cayman Islands does not have similar laws, rules or regulations that currently apply to us as a Cayman Islands company. Please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholder Approval of Business Combinations," "—Appraisal Rights," and "—Other Anti-Takeover Measures."

Q.    When do you expect the Transaction to be completed?

A.
We are working towards completing the Transaction as quickly as possible and, assuming the Scheme of Arrangement is approved by the requisite vote of Seagate-Cayman shareholders and by the Cayman Court and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), we expect to do so as soon as practicable following the receipt of the necessary approvals. We currently expect to complete the Transaction in the fourth quarter of fiscal year 2010. Please see Annex E to this proxy statement for an expected timetable. However, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Transaction Time without obtaining the approval of Seagate-Cayman shareholders, even though the Scheme of Arrangement may have been approved by Seagate-Cayman shareholders and sanctioned by the Cayman Court and all other conditions to the Transaction may have been satisfied. Please see "Proposal Number One: The Scheme of Arrangement—Amendment, Termination or Delay."

Q.    What will I receive for my Seagate-Cayman common shares?

A.
You will receive one ordinary share of Seagate-Ireland for each common share of Seagate-Cayman you held immediately prior to the completion of the Transaction.

Q.    If the Scheme of Arrangement is approved, do I have to take any action to cancel my Seagate-Cayman common shares and receive Seagate-Ireland ordinary shares?

A.
No. Assuming the Transaction becomes effective, your Seagate-Cayman common shares will be cancelled and Seagate-Ireland ordinary shares will be issued without any action on your part, regardless of whether you currently hold Seagate-Cayman common shares in certificated form or uncertificated book-entry form. All of Seagate-Ireland's shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Seagate-Cayman common shares in certificated form, following the Transaction your Seagate-Cayman share certificates will cease to have effect as documents or evidence of title and you may disregard such certificates. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Seagate-Ireland shares. Please see "Proposal Number One: The Scheme of Arrangement—No Action Required to Cancel Seagate-Cayman Common Shares and Receive Seagate-Ireland Ordinary Shares."

Q.    Can I trade Seagate-Cayman common shares between the date of this proxy statement and the Transaction Time?

A.
Yes. Seagate-Cayman common shares will continue to trade during this period.

Q.    How will the Transaction affect the stock exchange listing of Seagate shares?

A.
There should be no disruption in the trading of your shares. We intend to file an application with the NASDAQ and expect that, immediately following the Transaction Time, the Seagate-Ireland ordinary shares will be listed on the NASDAQ under the symbol "STX," the same symbol under which your Seagate-Cayman common shares are currently listed. We do not plan for Seagate-Ireland's ordinary shares to be listed on the Irish Stock Exchange.

Q.    Will there be any other changes to the corporate structure of the Seagate group in connection with the Transaction?

A.
In anticipation of the Transaction, Seagate Technology HDD Holdings ("HDD"), a wholly-owned subsidiary of Seagate-Cayman, transferred all of its shares in two wholly-owned subsidiaries, Seagate Technology U.S. Holdings, Inc., a Delaware corporation, and Seagate Technology International, a Cayman Islands company, to a newly formed Cayman Islands company named Seagate HDD Cayman ("HDD-Cayman"). HDD-Cayman is a wholly-owned subsidiary of HDD. HDD has migrated its tax residence to Ireland, but will remain a Cayman Islands company. HDD will remain as the borrower under our credit agreement and as a guarantor under the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International and has pledged its equity interest in HDD-Cayman to secure its obligations thereunder. HDD-Cayman has become a guarantor and pledgor under our credit agreement and the indenture governing the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International, pledging its equity interests in Seagate U.S. and Seagate International. We do not have any additional changes currently planned, but we may decide to make further changes in the future.

Q:    What quorum is required for action at the Special Scheme Meeting and the Extraordinary General Meeting?

A:
At the Special Scheme Meeting, at least two common shareholders of record must be present, in person or by proxy, in order for the meeting to proceed. At the Extraordinary General Meeting, the presence, in person or by proxy, of one or more shareholders holding not less than a majority of the issued and outstanding shares of the company constitutes a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

  Please see "The Extraordinary General Meeting—Record Date; Voting Rights; Vote Required for Approval."

Q:    What vote of Seagate-Cayman shareholders is required to approve the proposals?

A:
The Scheme of Arrangement Proposal must be approved by a majority in number of the holders of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the "majority in number" requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder's Seagate-Cayman common shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that may be raised, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder's vote for the purposes of the "majority in number" calculation.

  The Capital Reduction Proposal must be approved by a majority of at least two thirds of the Seagate-Cayman common shares present and voting, whether in person or by proxy.

  The Distributable Reserves Proposal must be approved by more than 50% of all Seagate-Cayman common shares present and voting, in person or by proxy, on the Distributable Reserves Proposal. Approval of the Distributable Reserves Proposal by our common shareholders is not a condition to the effectiveness of the Scheme of Arrangement, but the Board may determine not to proceed with the Transaction for any reason, including because the Distributable Reserves Proposal is not approved.

  The adjournment proposals, if presented, must be approved by more than 50% of all Seagate-Cayman common shares present and voting, in person or by proxy.

  Because the quorum for the Special Scheme Meeting is the presence of at least two common shareholders of record and the quorum for the Extraordinary General Meeting is the presence in person or by proxy of shareholders holding a majority of the issued and outstanding Seagate-Cayman common shares, but for each proposal, the voting requirement is determined by the number of shareholders who are present and voting at the applicable meeting, each of the proposals could be approved with the affirmative vote of less than 50% of the issued and outstanding Seagate-Cayman common shares.

Q:    What is the effect of broker non-votes and abstentions?

A:
Brokers who hold shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their discretionary voting power with respect to proposals for "non-routine" matters. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. We believe that all of the proposals are "non-routine" proposals, so your broker will not be able to vote your shares without appropriate instructions from you. It is important you follow your broker's instructions and vote.

  Common shares owned by shareholders electing to abstain from voting with respect to any proposal and broker non-votes will be counted towards the determination of a quorum at each of the Meetings but will not be considered present and voting with respect to any of the proposals. Therefore, abstentions and broker non-votes will have no effect on the outcome of such proposals.

Q.    What vote does the board of directors recommend?

A.
The Seagate-Cayman board of directors recommends that you vote "FOR" the Scheme of Arrangement Proposal, "FOR" the Capital Reduction Proposal, "FOR" the Distributable Reserves Proposal and "FOR" each of the proposals to adjourn the Special Scheme Meeting or the Extraordinary General Meeting to a later date or dates, if necessary, to solicit additional proxies.

Q.    How do I attend the Special Scheme Meeting and the Extraordinary General Meeting?

A.
All shareholders of Seagate-Cayman are invited to attend the Meetings at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060 commencing at 11:30 a.m. Pacific Time on April 14, 2010.

  If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meetings, you must present proof of your beneficial ownership of shares, such as a bank or brokerage account statement or letter from your bank, broker or other nominee showing that you owned Seagate shares as of the record date, together with a form of personal identification and proof of address to be admitted to the Meetings. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your beneficial ownership of shares, to:

Company Secretary
c/o Office of the General Counsel
Seagate Technology
920 Disc Drive
Scotts Valley, CA 95066

  Even if you establish proof of your beneficial ownership and/or have a valid admission ticket, you will not be entitled to vote at or otherwise participate in the Meetings unless you are a shareholder of record. Only shareholders, their proxy holders and Seagate's guests may attend the Meetings.

Q.    How do I vote?

A.
You may vote in person at the Meetings or by proxy. We recommend that you vote by proxy even if you expect to attend the Meetings. You will be able to revoke your proxy by voting in person at the Meetings. Giving us your proxy means you authorize Stephen J. Luczo and Lydia M. Marshall (or such other person as you may nominate) to vote your shares at the Meetings or at any adjournments or postponement thereof in the manner you direct. You may vote for or against any or all of the proposals or abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of all proposals, pursuant to the recommendation of the board of directors. You can cast your votes by proxy by:

  •
  using the Internet or telephone to appoint proxies to cast your vote by following the instructions on the enclosed proxy card; or

  •
  completing, signing, dating and returning the enclosed proxy card.

  Executors, administrators, trustees, guardians, attorneys and other representatives should indicate the capacity in which they are signing and corporations should sign by an authorized officer whose title should be indicated.

  The procedures for Internet appointment of a proxy are designed to authenticate the appointment of a proxy to cast your vote by use of a personal identification number. The procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you are a shareholder of record and you would like to appoint your proxy to vote by Internet, please refer to the specific instructions contained on the enclosed proxy card. If you appoint your proxy to vote by Internet, you do not need to return the enclosed proxy card. In order to be timely processed, an Internet appointment must be received by 11:59 p.m. Eastern Time on April 13, 2010. For more details about Internet proxies, please see "The Special Scheme Meeting and the Extraordinary General Meeting—How You Can Vote."

Q.    If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A.
You should have received a copy of this proxy statement and instructions on how to instruct your broker to vote your shares. If you have not received a proxy statement and instructions, we recommend that you contact your broker, as shareholders who hold their shares through a broker must vote their shares in the manner prescribed by their broker. Your broker can give you directions on how to instruct the broker to vote your shares.

  Your broker may not be able to vote your shares unless the broker receives appropriate instructions from you. Brokers who hold shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as "broker non-votes." We believe that all of the proposals are "non-routine" proposals, so your broker will not be able to vote your shares without appropriate instructions for you. It is important you follow your broker's instructions and vote.

Q.    May I revoke my proxy?

A.
Yes. You may revoke your proxy at any time before it is exercised at the Special Scheme Meeting or the Extraordinary General Meeting in any of the following ways:

•
by notifying Seagate-Cayman's Secretary in writing: Company Secretary, c/o Office of the General Counsel, Seagate Technology, 920 Disc Drive, Scotts Valley, CA 95066, which notice must be received no later than 11:59 p.m. Eastern Time on April 13, 2010;

•
by submitting another properly signed proxy card with a later date or another telephone or Internet proxy at a later date, which proxy must be received no later than 11:59 p.m. Eastern Time on April 13, 2010; or

•
by voting in person at the applicable Meeting.

  You do not revoke a proxy merely by attending the Special Scheme Meeting or the Extraordinary General Meeting. To revoke a proxy, you must take one of the actions described above.

  If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the instructions provided to you by your broker in order to revoke your proxy.

Q.    How will the votes be counted and the results certified?

A.
Broadridge has been appointed as the independent Inspector of Election and will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

Q.    Is my vote confidential?

A.
Proxy cards, proxies delivered by Internet or telephone, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the independent Inspector of Election, Broadridge and to the Chairman of the Meetings, and handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Seagate or to third parties, except:

•
as necessary to meet applicable legal requirements;

•
to allow for the tabulation and certification of votes; and

•
to facilitate a successful proxy solicitation.

  Occasionally, shareholders provide written comments on their proxy card, which may be forwarded to management and the board of directors.

Q.    Why am I receiving paper copies of these proxy materials when I received only a "Notice of Internet Availability of Proxy Materials" for the Company's annual general meeting?

A.
Due to the expected timing of the Transaction, we chose to distribute paper copies of these proxy materials instead of distributing these materials solely via the Internet. We expect to return to the Internet distribution approach in connection with our next annual general meeting.

Q.    Who is making and paying for this proxy solicitation?

A.
The proxy is being solicited on behalf of the board of directors of Seagate-Cayman. We have hired Morrow & Co., LLC to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $8,500, plus an additional fee per shareholder for shareholder solicitations. We will bear the cost of soliciting proxies, which we do not expect to exceed $15,000. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of Seagate-Cayman shares or other persons for whom they hold Seagate-Cayman shares. To the extent necessary in order to ensure sufficient representation at its meeting, Seagate or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q.    How will my proxy get voted?

A.
If you properly complete, sign and date the enclosed proxy card and send it to us or properly appoint your proxy by telephone or over the Internet, your proxy holder (one of the individuals named on the enclosed proxy card) will vote your shares as you have directed.

  If you do not wish to vote all of your Seagate-Cayman shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of the proxy card to indicate how you want to vote your common shares. You may not split your vote if you are lodging your proxy by the Internet.

  If you wish to appoint a proxy other than Stephen J. Luczo and Lydia M. Marshall, you may nominate another proxy by clearly hand-marking the reverse side of the proxy card to indicate who you wish to be your proxy at the Meetings. You may not appoint a proxy other than Stephen J. Luczo and Lydia M. Marshall if you are lodging your proxy by the Internet.

  If you do not specify on the enclosed proxy card that is submitted (or when providing your proxy over the Internet or by telephone) how you want to vote your common shares, and if you appoint Stephen J. Luczo and Lydia M. Marshall as your proxy, they will vote your common shares "FOR" each of the proposals set forth in this proxy statement.

Q.    Whom should I call if I have questions about the Special Scheme Meeting, the Extraordinary General Meeting or the Transaction?

A.
You should contact our proxy solicitor:

    Morrow & Co., LLC
    470 West Avenue
    Stamford, CT 06902
    (800)607-0088
    Brokers and banks please call: (203)658-9400

SUMMARY

        This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement, substantially in the form attached as Annex A to this proxy statement, is the legal document that governs the Transaction. The memorandum and articles of association of Seagate-Ireland, substantially in the form attached as Annex B to this proxy statement, will govern Seagate-Ireland after the completion of the Transaction. We encourage you to read those documents carefully.

 Parties to the Transaction

        Seagate-Cayman.    We are the world's leading provider of hard disk drives based on revenue. We design, manufacture, market and sell hard disk drives. We produce a broad range of disk drive products addressing enterprise applications, where our products are used in enterprise servers, mainframes and workstations; desktop applications, where our products are used in desktop computers; mobile computing applications, where our products are used in notebook computers; and consumer electronics applications, where our products are used in a wide variety of devices such as digital video recorders (DVRs) and other consumer electronic devices that require storage. We also sell our branded storage solutions under both the Seagate and Maxtor brands. In addition to manufacturing and selling disk drives, we provide data storage services for small- to medium-sized businesses, including online backup, data protection and recovery solutions.

        We are a global corporation with offices, suppliers, customers and competitors on every continent. We employ more than 51,000 people worldwide, of which more than 43,000 are involved in our Asia operations. We generate over 70% of our revenues outside North America through sales offices located in Australia, China, France, Germany, India, Japan, Taiwan and the United Kingdom. Our principal manufacturing facilities are located in China, Malaysia, Northern Ireland, Singapore, Thailand and the U.S. We have been incorporated in the Cayman Islands since August 10, 2000. Our common shares are traded on the NASDAQ Global Select Market under the symbol "STX".

        Seagate-Ireland.    Seagate-Ireland is a newly formed Irish company and is currently wholly-owned by Seagate-Cayman, except for six shares that are held in trust for Seagate-Cayman by six nominees to satisfy Irish legal requirements with respect to the shareholding structure of an Irish plc. Seagate-Ireland has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. Immediately following the Transaction, Seagate-Ireland will become the parent holding company of the Seagate group.

        Merger sub.    Merger sub is a company newly organized under the laws of the Cayman Islands for the purpose of merging with Seagate-Cayman in the Transaction, with Seagate-Cayman as the surviving company. Merger sub is a direct, wholly-owned subsidiary of Seagate-Ireland. Merger sub has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Transaction. As a result of the Transaction, merger sub will be dissolved and will cease to exist.

        The principal executive offices of Seagate-Cayman and merger sub are located at 920 Disc Drive, Scotts Valley, California 95066. The telephone number of each party at that address is (831) 438-6550. The registered offices of Seagate-Ireland are located at Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland, and the telephone number at that address is 353-1-6180517.

The Transaction

        The Transaction will effectively change the place of incorporation of the publicly traded parent of the Seagate group from the Cayman Islands to Ireland.

        The Transaction involves several steps. On December 14, 2009, the board of directors of Seagate-Cayman held a board meeting in Dublin, Ireland to, among other things, discuss a potential transaction to change the place of incorporation of Seagate-Cayman. On January 22, 2010, Seagate-Cayman, the Cayman Islands company whose common shares you currently own, formed Seagate-Ireland as a direct subsidiary. On January 27, 2010, the board of directors of Seagate-Cayman held a board meeting in Dublin, Ireland to, among other things, approve the Transaction and the Scheme of Arrangement. On March 2, 2010, we petitioned the Cayman Court to order, among other things, the calling of the Special Scheme Meeting to approve the Scheme of Arrangement. We will hold the Special Scheme Meeting to approve the Scheme of Arrangement and the EGM on April 14, 2010. If we obtain the necessary shareholder approvals, the Cayman Court will hold the Sanction Hearing, which is expected to be held on May 14, 2010, to sanction the Scheme of Arrangement and confirming the associated capital reduction. Assuming we receive the necessary approvals from Seagate-Cayman's shareholders and the Cayman Court and the conditions to consummate the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Cayman Islands Registrar of Companies, at which time the Scheme of Arrangement will be effective on its terms. Various steps of the Transaction will effectively occur simultaneously at the Transaction Time, which we anticipate will be after the close of trading on NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on NASDAQ on the next business day. Please see Annex E of this proxy statement for an expected timetable.

        At the Transaction Time, the following steps of the Transaction will effectively occur simultaneously:

  •
  all issued and outstanding Seagate-Cayman common shares shall be cancelled and shall cease to exist;

  •
  Seagate-Ireland will issue ordinary shares on a one-for-one basis to the holders of Seagate-Cayman common shares for each Seagate-Cayman common share that has been cancelled;

  •
  in consideration for the issuance by Seagate-Ireland of its ordinary shares to the Seagate-Cayman common shareholders as set forth in the second bullet above, Seagate-Cayman will allot and issue a number of fully-paid Seagate-Cayman common shares to Seagate-Ireland that is equal to the number of Seagate-Ireland ordinary shares issued to the holders of Seagate-Cayman common shares that were cancelled as set forth in the first bullet above; and

  •
  pursuant to the Merger Scheme, Seagate-Cayman will merge with merger sub, Seagate-Cayman will survive the merger, merger sub will be dissolved and will cease to exist and Seagate-Cayman will become a direct, wholly-owned subsidiary of Seagate-Ireland, the resulting publicly traded parent of the Seagate group of companies. Holders of common shares in Seagate-Cayman will not be required to vote in connection with the Merger Scheme.

        If, and only if, the Scheme of Arrangement and the Merger Scheme are effected, an election will be made to treat Seagate-Cayman as a disregarded entity for U.S. federal income tax purposes, effective shortly after the Transaction Time.

        All previously outstanding ordinary shares of Seagate-Ireland, which prior to the Transaction Time will be held by Seagate-Cayman and its nominees, will be acquired by Seagate-Ireland for no consideration and cancelled in accordance with a resolution passed by Seagate-Cayman and the other current shareholders of Seagate-Ireland.

        As a result of the Transaction, the common shareholders of Seagate-Cayman will become shareholders of Seagate-Ireland, and Seagate-Cayman will become a wholly-owned subsidiary of Seagate-Ireland.

        In connection with the completion of the Transaction, Seagate-Ireland will assume, on a one-for-one basis, Seagate-Cayman's existing obligations in connection with awards granted under Seagate-Cayman's equity incentive plans and other similar equity awards. Seagate-Ireland will also become a guarantor under certain of the indentures governing our outstanding notes and our credit agreement and will assume the obligations of a parent entity under the indentures. Please see "Proposal Number One: The Scheme of Arrangement—Supplemental Indentures." In addition, any securities issued by Seagate-Cayman or its subsidiaries that are convertible, exchangeable or exercisable into common shares of Seagate-Cayman will become convertible, exchangeable or exercisable, as the case may be, into ordinary shares of Seagate-Ireland.

        After the Transaction, you will continue to own an interest in a parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Seagate-Cayman before the Transaction. The number of shares you will own in Seagate-Ireland immediately after the Transaction will be the same as the number of shares you owned in Seagate-Cayman immediately prior to the Transaction, and your relative economic interest in the Seagate group will remain unchanged.

        The completion of the Transaction will change the governing corporate law that applies to shareholders of our parent company from Cayman Islands law to Irish law. The legal system governing corporations organized under Irish law differs from the legal system governing corporations organized under Cayman Islands law. As a result, we are unable to adopt governing documents for Seagate-Ireland that are identical to the governing documents for Seagate-Cayman. We have attempted to preserve in the memorandum and articles of association of Seagate-Ireland the same allocation of material rights and powers between the shareholders and our board of directors that exists under Seagate-Cayman's memorandum and articles of association. Nevertheless, Seagate-Ireland's proposed memorandum and articles of association differ from Seagate-Cayman's memorandum and articles of association. We summarize the material differences between the governing documents for Seagate-Cayman and Seagate-Ireland, and the changes in your rights as a shareholder resulting from the Transaction, under "Comparison of Rights of Shareholders."

        Upon completion of the Transaction, we will remain subject to the U.S. Securities and Exchange Commission ("SEC") reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and under U.S. generally accepted accounting principles ("U.S. GAAP").

        The Transaction will be effected pursuant to the Scheme of Arrangement, which is the primary legal document that will govern the Transaction. A copy of the Scheme of Arrangement is attached to and is a part of this proxy statement as Annex A.

Reasons for the Transaction

        We have been incorporated in the Cayman Islands since August 10, 2000. While our tenure in the Cayman Islands has served us and our shareholders well, the board of directors has had cause to revisit the decision regarding the location of our place of incorporation.

        There continues to be negative publicity regarding, and criticism of, companies that conduct business in the U.S. but are domiciled in countries that have low rates of, or no direct taxation and as a consequence do not have a substantial network of double taxation (or similar) treaties with the U.S. or with many of countries where we have operations. Furthermore, legislative and regulatory bodies in various jurisdictions, including the U.S., have actively considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands. For example, recent legislative proposals could broaden the circumstances under which we would be considered a U.S. resident or could override certain tax treaties and limit the treaty benefits on certain payments by our U.S. subsidiaries to our non-U.S. affiliates. Consequently, following a thorough review, we have determined that moving our place of incorporation out of the Cayman Islands will reduce those risks and is best for us, our shareholders, our employees and our other stakeholders.

        After considering various factors and reviewing a number of different countries, our board of directors determined that it was advisable to change the jurisdiction of incorporation of the parent company of the Seagate group to Ireland. Our board of directors' determination that Ireland is the preferred choice for the domicile of the parent of the Seagate group was based on many factors, including the following:

  •
  Ireland has strong international relationships as a member of the EU and a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with the other EU member states, the U.S. and other countries around the world where we do business. Ireland is also a founding member of the OECD. As a result, we believe Ireland offers a stable long-term legal and regulatory environment with the financial and legal infrastructure to meet our needs;

  •
  Ireland is an English-speaking common law jurisdiction, which we believe makes its legal system less prescriptive and more flexible than those of civil law jurisdictions and also more familiar to Seagate and its shareholders;

  •
  Ireland has a stable and well-developed legal system which we believe encourages high standards of corporate governance and provides shareholders with substantial rights. We believe that the perception of an Irish company among regulatory authorities, investors, creditors and customers is highly favorable;

  •
  Ireland as a member of the EU will enable favorable EU tax directives and other protections to apply to us;

  •
  Ireland permits the payment of dividends in U.S. Dollars;

  •
  Ireland's taxation system and large double taxation network will enable us to maintain a competitive worldwide effective corporate tax rate; and

  •
  Ireland is the only English-speaking member of the eurozone.

        As a result of these factors, our board of directors determined that it was advisable to change our place of incorporation to Ireland. Please see "Proposal Number One: The Scheme of Arrangement—Background and Reasons for the Transaction" for more information. We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition to the potential benefits described above, the Transaction will expose you and us to some risks. Please see the discussion under "Risk Factors." Our board of directors has considered both the potential advantages of the Transaction and these risks and has approved the Scheme of Arrangement and recommended that the shareholders vote for the approval of the Scheme of Arrangement.

Tax Considerations

        Under U.S. federal income tax law, holders of common shares of Seagate-Cayman generally should not recognize any gain or loss in the Transaction. Under Irish tax law, no tax is due for Seagate-Cayman common shareholders in the Transaction unless such shareholders are resident or ordinarily resident in Ireland for Irish tax purposes or hold their shares of Seagate-Cayman in connection with a trade carried on by such holder in Ireland through a branch or agency. Please refer to "Material Tax Considerations Relating to the Transaction" for a description of the material U.S. federal income tax, Irish tax, and Cayman Islands tax consequences of the Transaction to Seagate-Cayman common shareholders. Determining the actual tax consequences of the Transaction to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Transaction to you.

Rights of Shareholders

        Many of the principal attributes of Seagate-Cayman's common shares and Seagate-Ireland's ordinary shares will be similar. However, there are differences between what your rights will be under Irish law and what they currently are under Cayman Islands law. In addition, there are differences between Seagate-Cayman's memorandum and articles of association and Seagate-Ireland's memorandum and articles of association as they will be in effect after the Transaction. We discuss these differences in detail under "Description of Seagate Technology plc Share Capital" and "Comparison of Rights of Shareholders and Powers of the Board of Directors." Seagate-Ireland's memorandum and articles of association in the form substantially as they will be in effect after the Transaction are attached as Annex B to this proxy statement.

Stock Exchange Listing

        We intend to file an application with the NASDAQ and expect that, immediately following the Transaction Time, the Seagate-Ireland ordinary shares will be listed on the NASDAQ under the symbol "STX," the same symbol under which your Seagate-Cayman common shares are currently listed.

Court Sanction of the Scheme of Arrangement

        We cannot complete the Transaction without the sanction of the Scheme of Arrangement by the Cayman Court. Subject to the common shareholders of Seagate-Cayman approving the Scheme of Arrangement, the Cayman Court will hold the Sanction Hearing, which is expected to be held on May 14, 2010, to sanction of the Scheme of Arrangement. At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Seagate-Cayman and Seagate-Ireland. Seagate-Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to Seagate-Cayman's shareholders.

        If you are a Seagate-Cayman common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Cayman Court has wide discretion to hear from interested parties. Seagate-Cayman will not object to the participation in the Sanction Hearing by any common shareholder who holds shares through a depository, custodian or broker.

Creation of Distributable Reserves

        Under Irish law, Seagate-Ireland requires "distributable reserves" in its unconsolidated balance sheet prepared in accordance with the Irish Companies Acts 1963-2009 (the "Irish Companies Acts") to enable it to make distributions (including the payment of cash dividends) to its shareholders, or generally to redeem or repurchase shares. Please see "Description of Seagate Technology plc Share Capital—Dividends" and "—Share Repurchases, Redemptions and Conversions." Immediately following implementation of the Transaction, the unconsolidated balance sheet of Seagate-Ireland will not contain any distributable reserves. The current shareholders of Seagate-Ireland (which are Seagate-Cayman and its nominees) have passed a resolution that would allow for the creation of distributable reserves following the Transaction by reducing the share premium account of Seagate-Ireland. If the

Scheme of Arrangement is approved, common shareholders of Seagate-Cayman will also be asked at the Extraordinary General Meeting to approve the creation of distributable reserves of Seagate-Ireland that was previously approved by Seagate-Cayman and the other current shareholders of Seagate-Ireland. If the shareholders of Seagate-Cayman approve the reduction of share premium account of Seagate-Ireland to allow the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. Although we are not aware of any reason why the Irish High Court would not approve the creation of the distributable reserves, there is no guarantee that such approval will be forthcoming. Nonetheless, we anticipate the approval of the Irish High Court to be obtained within six weeks of the consummation of the Transaction. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves."

Supplemental Indentures

        In connection with the Transaction, we expect Seagate-Ireland to seek consents or waivers and enter into a supplemental indenture to the indenture governing the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International. We expect the supplemental indenture will provide that Seagate-Ireland will guarantee the obligations of the issuer and assume the obligations of the parent entity under such indenture. Additionally, we expect Seagate-Ireland to enter into supplemental indentures to the indentures governing the following notes issued by current subsidiaries of Seagate Cayman: (i) the 2.375% Convertible Senior Notes due 2012 issued by Seagate Technology (US) Holdings, Inc. ("STUS"), 5.75% convertible subordinated debentures due 2012 issued by STUS and the 6.8% convertible senior secured notes due 2010 issued by STUS. Similarly, we expect the supplemental indentures will provide that Seagate-Ireland will guarantee the obligations of the issuer and assume the obligations of the parent entity under such indentures.

        One of the conditions to consummation of the Transaction is that we obtain consents or waivers and enter into a supplemental indenture, with respect to the indenture governing the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International, on terms acceptable to us. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction." Although we expect that no material change would be made to the terms of such indenture in connection with entering into such supplemental indenture, we cannot guarantee that there would not be any such change.

Credit Facility

        We are seeking waivers and an amendment to our credit agreement in order to avoid technical defaults that would otherwise result from the Transaction. We expect that the amendment will also provide that Seagate-Ireland will guarantee the obligations of the borrower under our credit agreement.

Market Price and Dividend Information

        On January 31, 2010, the last trading day before the filing of the preliminary proxy statement with the SEC which was the public announcement of the Transaction, the closing price of the Seagate-Cayman common shares on the NASDAQ was $16.71 per share. On March 4, 2010, the most recent practicable date before the date of this proxy statement, the closing price of the Seagate-Cayman common shares on the NASDAQ was $19.73 per share.

        Seagate-Cayman has not paid a dividend since February 20, 2009. Since the closing of our initial public offering in December 2002, Seagate-Cayman has paid dividends totaling approximately $952 million in the aggregate. The following are dividends paid in the last two fiscal years:

Record Date	Paid Date	Dividend per Share
August 3, 2007	August 17, 2007	$0.10
November 2, 2007	November 16, 2007	$0.10
February 1, 2008	February 15, 2008	$0.10
May 2, 2008	May 16, 2008	$0.12
August 1, 2008	August 15, 2008	$0.12
November 7, 2008	November 21, 2008	$0.12
February 6, 2009	February 20, 2009	$0.03

        However, on April 13, 2009, Seagate-Cayman announced that it had adopted a policy of no longer paying a quarterly dividend to its common shareholders to enhance liquidity. We do not expect to resume paying dividends for the foreseeable future.

No Appraisal Rights

        Under Cayman Islands law, the common shareholders of Seagate-Cayman do not have any dissenters' rights or right to an appraisal of the value of their shares or receive payment for them in connection with the Transaction.

Accounting Treatment of the Transaction

        Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities are transferred at carrying value between entities under common control. Accordingly, the assets and liabilities of Seagate-Ireland will be reflected at the same carrying amounts as in the accounts of Seagate-Cayman at the effective time of the Scheme of Arrangement.

Special Scheme Meeting

        Time, Place, Date and Purpose.    The Special Scheme Meeting will be held on April 14, 2010 at 11:30 a.m. Pacific Time at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060. At the Special Scheme Meeting, Seagate-Cayman's board of directors will ask the common shareholders of Seagate-Cayman to vote to approve the Scheme of Arrangement. If the Scheme of Arrangement is approved and becomes effective, it will effect the Transaction, pursuant to which your common shares of Seagate-Cayman will be cancelled and you will receive, on a one-for-one basis, new ordinary shares of Seagate-Ireland for each common share of Seagate-Cayman that has been cancelled.

        The common shareholders may also be asked to approve a motion to adjourn the Special Scheme Meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders to approve the proposals at the time of the Special Scheme Meeting or if there are insufficient proxies or shareholders present at the Extraordinary General Meeting to conduct the vote on the Capital Reduction Proposal or the Distributable Reserves Proposal.

        Record Date.    Only holders of record of Seagate-Cayman common shares as of the Record Date are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

        Quorum.    At least two common shareholders must be present, in person or by proxy, in order for the Special Scheme Meeting to proceed.

 Extraordinary General Meeting

        Time, Place, Date and Purpose.    The Extraordinary General Meeting will be held on April 14, 2010 at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060 at 12:00 p.m. Pacific Time (or as soon thereafter as the Special Scheme Meeting concludes). At the Extraordinary General Meeting, if the Scheme of Arrangement is approved at the Special Scheme Meeting, Seagate-Cayman's board of directors will ask the common shareholders of Seagate-Cayman to vote:

        1.     to approve the cancellation of Seagate-Cayman's share capital, which is necessary in order to effect the Transaction; and

        2.     to approve the creation of distributable reserves of Seagate-Ireland (through the reduction of the share premium account of Seagate-Ireland) that was previously approved by Seagate-Cayman and the other current shareholders of Seagate-Ireland (as described in this proxy statement).

        The common shareholders may also be asked to approve a motion to adjourn the Extraordinary General Meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders to approve the proposals at the time of the Special Scheme Meeting or if there are insufficient proxies or shareholders present at the Extraordinary General Meeting to conduct the vote on the Capital Reduction Proposal or the Distributable Reserves Proposal.

        Record Date.    Only holders of record of Seagate-Cayman common shares as of the Record Date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments or postponements of the Extraordinary General Meeting.

        Quorum.    Shareholders present in person or by proxy holding not less than a majority of the issued and outstanding shares of Seagate-Cayman constitutes a quorum for the conduct of business at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker "non-vote" occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Recommendation of the Board of Directors

        The Seagate-Cayman board of directors recommends that Seagate-Cayman shareholders vote "FOR" the Scheme of Arrangement Proposal, "FOR" the Capital Reduction Proposal, "FOR" the Distributable Reserves Proposal and "FOR" each of the proposals to adjourn the meeting to a later date or dates, if necessary to solicit additional proxies. Approval of the Capital Reduction Proposal is necessary for the Transaction to proceed. Approval of the Distributable Reserves Proposal is not a condition to the Transaction, but is required under Irish law in order for us to pay dividends or repurchase shares following the Transaction.

Required Vote

        The Scheme of Arrangement Proposal must be approved by a majority in number of the holders of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the "majority in number" requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder's Seagate-Cayman common shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that may be raised, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder's vote for the purposes of the "majority in number" calculation.

        The Capital Reduction Proposal must be approved by a majority of at least two thirds of the Seagate-Cayman common shares present and voting, whether in person or by proxy.

        The Distributable Reserves Proposal must be approved by more than 50% of all common shares present and voting, in person or by proxy, on the Distributable Reserves Proposal. Approval of the Distributable Reserves Proposal by our common shareholders is not a condition to the effectiveness of the Scheme of Arrangement, but the Board may determine not to proceed with the Transaction for any reason, including because the Distributable Reserves Proposal is not approved.

        The adjournment proposals, if presented, must be approved by more than 50% of all common shares present and voting, in person or by proxy.

        Because the quorum for the Special Scheme Meeting is the presence of at least two common shareholders and the quorum for the Extraordinary General Meeting is the presence in person or by proxy of shareholders holding a majority of the issued and outstanding Seagate-Cayman common shares, but for each proposal, the voting requirement is determined by the number of shareholders who are present and voting at the applicable Meeting, each of the proposals could be approved with the affirmative vote of less than 50% of the issued and outstanding Seagate-Cayman common shares.

Proxies

        General.    A proxy card is being sent to each Seagate-Cayman shareholder as of the record date. Shareholders of record can cast their votes by proxy by:

  •
  using the Internet or telephone to appoint proxies to cast their vote by following the instructions on the enclosed proxy card; or

  •
  completing, signing and returning the enclosed proxy card.

        The procedures for Internet appointment of a proxy are designed to authenticate the appointment of a proxy to cast shareholders' vote by use of a personal identification number. The procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you are a shareholder of record and you would like to appoint your proxy to vote by Internet, please refer to the specific instructions contained on the enclosed proxy card. If you appoint your proxy to vote by Internet, you do not need to return the enclosed proxy card. In order to be timely processed, an Internet appointment must be received by 11:59 p.m. Eastern Time on April 13, 2010. For more details about Internet proxies, please see "The Special Scheme Meeting and the Extraordinary General Meeting—How You Can Vote.

        To vote your shares directly, you may attend the meetings and cast your vote in person. If you hold your Seagate-Cayman shares in the name of a broker, depository or nominee, the broker, depository or nominee may generally vote your shares it holds in accordance with instructions received. Shareholders who hold their shares through a broker, depository or nominee must vote their shares in the manner prescribed by their broker. Therefore, please follow the instructions provided by your broker, depository or nominee when voting your Seagate-Cayman shares.

        Your broker, depository or nominee may not be able to vote your common shares unless the broker, depository or nominee receives appropriate instructions from you. Brokers, depositories or nominees who hold shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers, depositories or nominees without instructions from customers for these non-routine matters are referred to as "broker non-votes." We believe the Scheme of Arrangement Proposal, the Capital Reduction Proposal and the Distributable Reserves Proposal are proposals for non-routine matters, so it is important you follow your broker's, depository's or nominee's instructions and vote.

        Revocation.    You may revoke your proxy at any time before it is exercised at the Meetings in any of the following ways:

  •
  by notifying Seagate-Cayman Secretary in writing at: Company Secretary, c/o Office of the General Counsel, 920 Disc Drive, Scotts Valley, California 95066, which notice must be received no later than 11:59 p.m. Eastern Time on April 13, 2010;

  •
  by submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date, which proxy must be received no later than 11:59 p.m. Eastern Time on April 13, 2010; or

  •
  by voting in person at the applicable Meeting.

        Your proxy will not be revoked merely by attending the Special Scheme Meeting or the Extraordinary General Meeting. To revoke a proxy, you must take one of the actions described above. If you hold your Seagate-Cayman common shares in the name of a broker, depository or nominee, you should follow the instructions provided by your broker, depository or nominee in revoking your previously granted instructions.

Selected Historical Financial and Other Data

        The following table sets forth the selected historical consolidated financial data for Seagate-Cayman for each of the last five full fiscal years, which have been derived from our audited consolidated financial statements incorporated by reference into this proxy statement, after retrospective adjustment for the impact of a change in accounting for convertible debt instruments adopted in the first quarter of fiscal 2010. The selected historical consolidated financial data for Seagate-Cayman for the six month periods ended January 1, 2010 and January 2, 2009, have been derived from our unaudited condensed consolidated financial statements, and in the opinion of management, include all adjustments necessary to present fairly the consolidated financial position, results of operations, cash flows and shareholders' equity for the periods presented. Such adjustments are of a normal recurring nature.

        The selected historical financial data below should be read in conjunction with the consolidated financial statements and their accompanying notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10-K for the fiscal year ended July 3, 2009 and Quarterly Report on Form 10-Q for the quarter ended January 1, 2010 and other financial information incorporated by reference herein. Historical financial information may not be indicative of Seagate-Ireland's future performance.

        We have included no data for Seagate-Ireland because this entity was incorporated on January 22, 2010 and was not in existence during any of the periods shown below.

	Six Months Ended		Fiscal Years Ended
(In millions, except per share data)	January 1, 2010	January 2, 2009(1)	July 3, 2009(1)	June 27, 2008(1)	June 29, 2007(1)	June 30, 2006(1)(2)	July 1, 2005
Revenue	$5,690	$5,302	$9,805	$12,708	$11,360	$9,206	$7,553
Gross margin	1,576	842	1,410	3,205	2,185	2,137	1,673
Income (loss) from operations	799	(2,392)	(2,665)	1,376	614	874	722
Net income (loss)	712	(2,767)	(3,125)	1,251	933	839	707
Total assets	7,388	7,060	7,087	10,150	9,502	9,544	5,244
Total debt	1,991	2,319	2,697	1,978	2,000	897	740
Shareholders' equity	$2,335	$1,874	$1,554	$4,668	$4,830	$5,285	$2,541
Net income (loss) per share:
Basic	$1.43	$(5.69)	$(6.40)	$2.44	$1.67	$1.69	$1.51
Diluted	1.38	(5.69)	(6.40)	2.34	1.59	1.60	1.41
Number of shares used in per share computations:
Basic	496	486	488	512	558	495	468
Diluted	518	486	488	538	587	524	502
Cash dividends declared per share	$—	$0.24	$0.27	$0.42	$0.38	$0.32	$0.26

(1)
As adjusted due to changes to the accounting for convertible debt instruments implemented in the first quarter of fiscal year 2010.

(2)
Seagate-Cayman's results include Maxtor's results beginning May 19, 2006, the date we acquired Maxtor.

Unaudited Summary Pro Forma Financial Information

        Pro forma consolidated financial statements for Seagate-Ireland are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the statement of operations of Seagate-Cayman for the fiscal year ended July 3, 2009 and the six months ended January 1, 2010 or the balance sheet as of January 1, 2010. Those financial statements are included in Seagate-Cayman's Annual Report on Form 10-K for the fiscal year ended July 3, 2009 and Quarterly Report on Form 10-Q for the quarter ended January 1, 2010, respectively.

RISK FACTORS

        Before you decide how to vote, you should consider carefully the following risk factors in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended July 3, 2009, our Quarterly Reports on Form 10-Q for the fiscal quarters ended October 1, 2009 and January 1, 2010 and our subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Transaction.

        Because of differences between Irish law and Cayman Islands law and differences between the governing documents of Seagate-Ireland and Seagate-Cayman, we are unable to adopt governing documents for Seagate-Ireland that are identical to the governing documents for Seagate-Cayman. We have attempted to preserve in the memorandum and articles of association of Seagate-Ireland the same allocation of material rights and powers between the shareholders and our board of directors that exists under Seagate-Cayman's memorandum and articles of association. Nevertheless, Seagate-Ireland's proposed memorandum and articles of association differ from Seagate-Cayman's memorandum and articles of association, both in form and substance and your rights of a shareholder will change.

        For a description of these differences, please see the comparison chart of your rights as a common shareholder of Seagate-Cayman against your rights as an ordinary shareholder of Seagate-Ireland, located in "Comparison of Rights of Shareholders and Powers of the Board of Directors."

Our effective tax rate may increase whether we effect the Transaction or not.

        While the Transaction is not anticipated to have any material impact on our effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate (which include the potential legislative actions described below), and our effective tax rate may increase and any such increase may be material. Additionally, the tax laws of Ireland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

Legislative and regulatory action could materially and adversely affect us regardless of whether or not we complete the Transaction.

        Our tax position could be adversely impacted by changes in the tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by any tax authority, regardless of whether we complete the Transaction. For example, legislative action may be taken by the U.S. Congress which, if ultimately enacted, could override tax treaties upon which we rely or could broaden the circumstances under which we would be considered a U.S. resident, which could materially and adversely affect our effective tax rate and cash tax position. We cannot predict the outcome of any specific legislative proposals. If proposals were enacted that had the effect of disregarding the Transaction or limiting our ability to take advantage of the tax treaties between Ireland and other jurisdictions (including the U.S.), we could be subjected to increased taxation. However, the tax consequences of any such proposals should be no worse for Seagate-Ireland than they would be for Seagate-Cayman if we had continued to maintain our place of incorporation in the Cayman Islands. In addition, any future amendments to the current income tax treaties between Ireland and the other jurisdictions (including the U.S.) could subject us to increased taxation.

        As a company incorporated in Ireland, an EU member state, Seagate-Ireland is subject to Irish and EU law and this could impose regulatory burdens on Seagate-Ireland in the future.

The Transaction will result in additional direct and indirect costs, even if it is not completed.

        We will incur additional costs as a result of the Transaction, although we do not expect these costs to be material. Seagate-Ireland has been incorporated in Ireland and is subject to Irish law. Our intention is that we will hold a majority of our regularly scheduled board of directors meetings in Ireland, but we do not currently expect to hold our annual general meetings of shareholders in Ireland, nor do we plan to list Seagate-Ireland ordinary shares on the Irish Stock Exchange. We also expect to incur costs and expenses, including professional fees, to comply with Irish corporate and tax laws and financial reporting requirements. In addition, we expect to incur attorneys' fees, accountants' fees, filing fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Transaction, even if the Scheme of Arrangement is not approved or completed. The Transaction also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

We cannot provide any assurance that changes will not be made to the terms of our indenture governing the 10.00% senior secured second-priority notes due 2014 in connection with obtaining the supplemental indenture required or necessary for the Transaction.

        We expect to seek consents or waivers and enter into a supplemental indenture with respect to our existing indenture governing the 10.00% senior secured second-priority notes due 2014 under which Seagate-Ireland will guarantee the obligations of the issuer of such notes and assume the obligations of a parent entity under the indenture. One of the conditions to consummation of the Transaction is that Seagate-Ireland enter into a supplemental indenture, with respect to such indenture, on terms acceptable to us. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction." Although we expect that no material change would be made to the terms of such indenture in connection with obtaining such supplemental indenture, we cannot guarantee that there would not be any such change. Please see "Proposal Number One: The Scheme of Arrangement—Supplemental Indentures."

We cannot provide any assurance that we will be able to obtain the necessary waivers or enter into an amendment to our credit agreement that will enable us to avoid technical defaults as a result of the Transaction.

        We are seeking waivers and an amendment to our credit agreement in order to avoid technical defaults as a result of the Transaction. The amendment will also provide that Seagate-Ireland will guarantee the obligations of the borrower under the credit agreement. One of the conditions to consummation of the Transaction is that we receive the necessary waivers and that we enter into an amendment to the credit agreement on terms acceptable to us. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction." Although we expect to receive the necessary waivers and enter into an amendment prior to the Transaction Time, we can provide no assurance that the lenders will waive the technical defaults or enter into an amendment to the credit agreement on terms acceptable to us or at all. Please see "Proposal Number One: The Scheme of Arrangement—Credit Agreement." In the event that we are unable to receive the necessary waives or enter into an amendment on terms acceptable to us, we may be required to delay the Transaction or abandon it entirely.

We may choose to abandon or delay the Transaction.

        We may abandon or delay the Transaction at any time prior to the Transaction Time, even after the shareholders have approved the Transaction at the Special Scheme Meeting and the Extraordinary General Meeting and the Scheme of Arrangement has been sanctioned by the Cayman Court. While we currently expect to complete the Transaction as soon as practicable after obtaining shareholder approval of the Scheme of Arrangement at the meeting, our board of directors may delay the Transaction for a significant time or may abandon the Transaction altogether after the Meetings because, among other reasons, the Transaction is no longer in our best interest or the best interests of our shareholders or may not result in the benefits we expect, or our estimated cost of the Transaction increases. Additionally, we may not be able to obtain the requisite shareholder or court approvals or satisfy all of the other conditions to the consummation of the Transaction, including obtaining all consents necessary, desirable or appropriate in connection with the Scheme of Arrangement and related transactions. Furthermore, if the Distributable Reserves Proposal is not approved by the shareholders, the board of directors may choose to abandon the Transaction. Please see "Proposal Number One: The Scheme of Arrangement—Amendment, Termination or Delay" and "Conditions to Consummation of the Transaction."

If the shareholders of Seagate-Cayman do not approve the Distributable Reserves Proposal, Seagate-Ireland may not have sufficient distributable reserves to pay dividends (or to repurchase or redeem shares) following the Transaction. In addition, we can provide no assurance that Irish High Court approval of the creation of distributable reserves will be forthcoming.

        Under Irish law, dividends must be paid and share repurchases and redemptions must generally be funded out of "distributable reserves," which Seagate-Ireland will not have immediately following the Transaction Time. Please see "Description of Seagate Technology plc Share Capital—Dividends" and "—Share Repurchases, Redemptions and Conversions." If the Scheme of Arrangement is approved, shareholders of Seagate-Cayman also will be asked at the Extraordinary General Meeting to approve the reduction of share premium of Seagate-Ireland to allow the creation of distributable reserves of Seagate-Ireland (through the reduction of the share premium account of Seagate-Ireland), so that we may pay dividends and repurchase or redeem shares following the Transaction. The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the shareholders of Seagate-Cayman approve the Scheme of Arrangement, but do not approve the distributable reserves proposal, and the Transaction is consummated, Seagate-Ireland may not have sufficient distributable reserves to pay dividends or to repurchase or redeem shares following the Transaction, including under the current share repurchase plans of Seagate-Cayman until such time as Seagate-Ireland has created distributable reserves through the generation of future profits from its operations.

        In addition, the creation of distributable reserves requires the approval of the Irish High Court. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court and there is no guarantee that such approval will be forthcoming. Even if the Irish High Court does approve the creation of distributable reserves, it may take substantially longer than we anticipate. Please see "Proposal Number Three: Creation of Distributable Reserves."

As a result of different shareholder voting requirements in Ireland relative to the Cayman Islands, we will have less flexibility with respect to certain aspects of capital management than we now have.

        Under Cayman Islands law, our directors may issue, without shareholder approval, any common shares authorized in our memorandum and articles of association that are not already issued. Under Irish law, the authorized share capital of Seagate-Ireland can be increased by an ordinary resolution of its shareholders and the directors may issue new ordinary or preferred shares up to a maximum amount equal to the authorized but un-issued share capital, without shareholder approval, once authorized to do so by the articles of association of Seagate-Ireland or by an ordinary resolution of the Seagate-Ireland shareholders. Additionally, subject to specified exceptions, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash, but allows shareholders to authorize the waiver of the statutory pre-emptive rights with respect to any particular allotment of shares. The authorization of the directors to issue shares and the authorization of the waiver of the statutory pre-emptive rights must both be renewed by the shareholders at least every five years and we cannot provide any assurance that these authorizations will always be approved, which could limit our ability to issue equity and thereby adversely affect the holders of our debt securities. While we do not believe that the differences between Cayman Islands law and Irish law relating to our capital management will have an adverse effect on us, situations may arise where the flexibility we now have in the Cayman Islands would have provided benefits to our shareholders. Please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Capitalization," "—Pre-emption Rights, Share Warrants and Share Options and "—Distributions and Dividends; Repurchases and Redemptions."

As a result of different shareholder voting requirements in Ireland relative to the Cayman Islands, we will have less flexibility with respect to our ability to amend our constituent documents than we now have.

        Under Cayman Islands law and our current memorandum and articles of association, our memorandum and articles of association may be amended by the vote of the holders of not less than two-thirds of the votes cast at a general meeting. Irish law requires a special resolution of 75% of the shareholder votes cast at a general meeting for any amendment to the memorandum and articles of association of Seagate-Ireland. As a result of this Irish law requirement, situations may arise where the flexibility we now have under Cayman Islands law would have provided benefits to our shareholders that will not be available in Ireland. Please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Amendment of Governing Documents."

After the Transaction, attempted takeovers of Seagate-Ireland will be subject to the Irish Takeover Rules and subject to review by the Irish Takeover Panel.

        Following the completion of the Transaction, we will become subject to the Irish Takeover Rules, under which the board of directors of Seagate-Ireland will not be permitted to take any action which might frustrate an offer for Seagate-Ireland ordinary shares once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent. Further, it could be more difficult for Seagate-Ireland to obtain shareholder approval for a merger or negotiated transaction after the Transaction because the shareholder approval requirements for certain types of transactions differ, and in some cases are greater, under Irish law than under Cayman Islands law. Please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Capitalization," "—Pre-emption Rights, Share Warrants and Share Options" and "—Distributions and Dividends; Repurchases and Redemptions."

After the Transaction, a future transfer of your Seagate-Ireland shares may be subject to Irish stamp duty.

        In certain circumstances, the transfer of shares in an Irish incorporated company will be subject to Irish stamp duty which is a legal obligation of the buyer. This duty is currently at the rate of 1% of the price paid or the market value of the shares acquired, if higher. However, transfers of book-entry interests in DTC representing Seagate-Ireland shares should not be subject to Irish stamp duty. Accordingly, transfers by shareholders who hold their Seagate-Ireland ordinary shares beneficially through brokers which in turn hold those shares through DTC, should not be subject to Irish stamp duty on transfers to holders who also hold through DTC. This exemption is available because our shares are traded on a recognized stock exchange in the U.S.

        In relation to any transfer of Seagate-Ireland shares that is subject to Irish stamp duty, Seagate-Ireland's articles of association allow Seagate-Ireland, in its absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty payable by a buyer. In the event of any such payment, Seagate-Ireland is (on behalf of itself or its affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion), and (iii) claim a lien against the Seagate-Ireland shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Seagate-Ireland shares has been paid unless one or both of such parties is otherwise notified by us.

Dividends received by you may be subject to Irish dividend withholding tax.

        In certain circumstances, as an Irish tax resident company, we are required to deduct Irish dividend withholding tax (currently at the rate of 20%) from dividends paid to our shareholders. Shareholders resident in the U.S., EU member states (other than Ireland), or other countries with which Ireland has signed a tax treaty (whether the treaty has been ratified or not) (as set forth in Annex C) generally should not be subject to Irish withholding tax so long as the shareholder has provided its broker, for onward transmission to Seagate-Ireland's qualifying intermediary (or other designated agent) (in the case of shares held beneficially), or Seagate-Ireland or its transfer agent (in the case of shares held directly), with all the necessary documentation prior to payment of the dividend. However, some shareholders may be subject to withholding tax, which could adversely affect the price of our shares. Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Withholding Tax on Dividends."

Dividends received by you could be subject to Irish income tax.

        Dividends paid in respect of our shares will generally not be subject to Irish income tax where the beneficial owner of these dividends is exempt from dividend withholding tax, unless the beneficial owner of the dividend is resident or ordinarily resident in Ireland for Irish tax purposes or the shareholder holds shares in connection with a trade carried on by such shareholder in Ireland through a branch or agency.

        Seagate-Ireland shareholders who receive their dividends subject to Irish dividend withholding tax will generally have no further liability to Irish income tax on the dividend unless the beneficial owner of the dividend is resident or ordinarily resident in Ireland for Irish tax purposes or the shareholder holds such shares in connection with a trade carried on by such holder in Ireland through a branch or agency. Please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations—Income Tax on Dividends Paid on Seagate-Ireland Shares."

        Seagate recommends that each shareholder consult his or her own tax advisor as to the tax consequences of holding shares in and receiving dividends from Seagate-Ireland.

PROPOSAL NUMBER ONE: THE SCHEME OF ARRANGEMENT

Overview

        As explained in more detail below, the Scheme of Arrangement on which we are asking you to vote, in connection with the other steps of the Transaction described in this proxy statement, will effectively change our place of incorporation from the Cayman Islands to Ireland. The Scheme of Arrangement Proposal is conditioned upon the approval of the capital reduction in Proposal Number Two. The Transaction can not occur without the approval of both Proposal Number One and Proposal Number Two.

        The Transaction involves several steps. On December 14, 2009, the board of directors of Seagate-Cayman held a board meeting in Dublin, Ireland to, among other things, discuss a potential transaction to change the place of incorporation of Seagate-Cayman. On January 22, 2010, Seagate-Cayman, the Cayman Islands company whose common shares you currently own, formed Seagate-Ireland as a direct subsidiary. On January 27, 2010, the board of directors of Seagate-Cayman held a board meeting in Dublin, Ireland to, among other things, approve the Transaction and the Scheme of Arrangement. On March 2, 2010, we petitioned the Cayman Court to order, among other things, the calling of the Special Scheme Meeting to approve the Scheme of Arrangement. We will hold the Special Scheme Meeting to approve the Scheme of Arrangement and the EGM on April 14, 2010. If we obtain the necessary shareholder approvals, the Cayman Court will hold the Sanction Hearing, which is expected to be held on May 14, 2010, to sanction the Scheme of Arrangement and confirming the associated capital reduction. Assuming we receive the necessary approvals from Seagate-Cayman's shareholders and the Cayman Court and the conditions to consummate the Transaction are satisfied (and we do not abandon the Transaction), we will file the court order sanctioning the Scheme of Arrangement with the Cayman Islands Registrar of Companies, at which time the Scheme of Arrangement will be effective on its terms. Various steps of the Transaction will effectively occur simultaneously at the Transaction Time, which we anticipate will be after the close of trading on NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on NASDAQ on the next business day. Please see Annex E to this Proxy Statement for an expected timetable.

        At the Transaction Time, the following steps of the Transaction will effectively occur simultaneously:

  •
  all issued and outstanding Seagate-Cayman common shares shall be cancelled and shall cease to exist;

  •
  Seagate-Ireland will issue ordinary shares on a one-for-one basis to the holders of Seagate-Cayman common shares for each Seagate-Cayman common share that has been cancelled;

  •
  in consideration for the issuance by Seagate-Ireland of its ordinary shares to the Seagate-Cayman common shareholders as set forth in the second bullet above, Seagate-Cayman will allot and issue a number of fully-paid Seagate-Cayman common shares to Seagate-Ireland that is equal to the number of Seagate-Ireland ordinary shares issued to the holders of Seagate-Cayman common shares that were cancelled as set forth in the first bullet above; and

  •
  pursuant to the Merger Scheme, Seagate-Cayman will merge with merger sub, Seagate-Cayman will survive the merger, merger sub will be dissolved and will cease to exist and Seagate-Cayman will become a direct, wholly-owned subsidiary of Seagate-Ireland, the resulting publicly traded parent of the Seagate group of companies. Holders of common shares in Seagate-Cayman will not be required to vote in connection with the Merger Scheme.

        If, and only if, the Scheme of Arrangement and the Merger Scheme are effected, an election will be made to treat Seagate-Cayman as a disregarded entity for U.S. federal income tax purposes, effective shortly after the Transaction Time.

        All previously outstanding ordinary shares of Seagate-Ireland, which prior to the Transaction Time will be held by Seagate-Cayman and its nominees, will be acquired by Seagate-Ireland for no consideration and cancelled in accordance with a resolution passed by Seagate-Cayman and the other current shareholders of Seagate-Ireland.

        As a result of the Transaction, the common shareholders of Seagate-Cayman will become shareholders of Seagate-Ireland, and Seagate-Cayman will become a wholly-owned subsidiary of Seagate-Ireland.

        In connection with the completion of the Transaction, Seagate-Ireland will assume, on a one-for-one basis, Seagate-Cayman's existing obligations in connection with awards granted under Seagate-Cayman's equity incentive plans and other similar equity awards. Seagate-Ireland will also assume the obligations of Seagate-Cayman as a guarantor under certain of the indentures governing our outstanding notes and our credit agreement, will secure the obligations under the indentures and our credit agreement and will assume the obligations of a parent entity under the indentures. In addition, any securities issued by Seagate-Cayman or its subsidiaries that are convertible, exchangeable or exercisable into common shares of Seagate-Cayman will become convertible, exchangeable or exercisable, as the case may be, into ordinary shares of Seagate-Ireland on a one-for-one basis.

        As of the Record Date, 488,522,404 common shares of Seagate-Cayman were issued and outstanding and we had 1,564 shareholders of record.

        There currently are no fractional shares held of record and we do not expect there to be any such fractional shares held of record immediately prior to the Transaction Time.

Background and Reasons for the Transaction

        We have been incorporated in the Cayman Islands since August 10, 2000. While our tenure in the Cayman Islands has served us and our shareholders well, the board of directors has had cause to revisit the decision regarding the location of our place of incorporation.

        There continues to be negative publicity regarding, and criticism of, companies that conduct business in the U.S. but are domiciled in countries that have low rates of, or no direct taxation and as a consequence do not have a substantial network of double taxation (or similar) treaties with the U.S. or with many of countries where we have operations. Furthermore, legislative and regulatory bodies in various jurisdictions, including the U.S., have actively considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands. For example, recent legislative proposals could broaden the circumstances under which we would be considered a U.S. resident or could override certain tax treaties and limit the treaty benefits on certain payments by our U.S. subsidiaries to our non-U.S. affiliates. Consequently, following a thorough review, we have determined that moving our place of incorporation out of the Cayman Islands will reduce those risks and is best for us, our shareholders, our employees and our other stakeholders.

        After considering various factors and reviewing a number of different countries, our board of directors determined that it was advisable to change the jurisdiction of incorporation of the parent company of the Seagate group to Ireland. Our board of directors' determination that Ireland is the preferred choice for the domicile of the parent of the Seagate group was based on many factors, including the following:

  •
  Ireland has strong international relationships as a member of the EU and a long history of international investment and long-established commercial relationships, trade agreements and tax treaties with the other EU member states, the U.S. and other countries around the world where we do business. Ireland is also a founding member of the OECD. As a result, we believe Ireland offers a stable long-term legal and regulatory environment with the financial and legal infrastructure to meet our needs;

  •
  Ireland is an English-speaking common law jurisdiction, which we believe makes its legal system less prescriptive and more flexible than those of civil law jurisdictions and also more familiar to Seagate and its shareholders;

  •
  Ireland has a stable and well-developed legal system which we believe encourages high standards of corporate governance and provides shareholders with substantial rights. We believe that the perception of an Irish company among regulatory authorities, investors, creditors and customers is highly favorable;

  •
  Ireland as a member of the EU will enable favorable EU tax directives and other protections to apply to us;

  •
  Ireland permits the payment of dividends in U.S. Dollars;

  •
  Ireland's taxation system and large double taxation network will enable us to maintain a competitive worldwide effective corporate tax rate; and

  •
  Ireland is the only English-speaking member of the eurozone.

        As a result of these factors, our board of directors determined that it was advisable to effect the Transaction. We cannot assure you that the anticipated benefits of the Transaction will be realized. In addition to the potential benefits described above, the Transaction will expose you and us to some risks. Please see the discussion under "Risk Factors."

        Our board of directors has considered both the potential advantages of the Transaction and these risks and has approved the Scheme of Arrangement and recommends that the shareholders vote for the Scheme of Arrangement.

Amendment, Termination or Delay

        The Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the common shareholders of Seagate-Cayman at the Special Scheme Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by Seagate-Cayman shareholders without obtaining such approval.

        At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Seagate-Cayman and Seagate-Ireland. Seagate-Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose.

        The board of directors of Seagate-Cayman may terminate the Scheme of Arrangement and abandon the Transaction, or delay the Transaction, at any time prior to the Transaction Time, without obtaining the approval of Seagate-Cayman shareholders, even though the Scheme of Arrangement may have been approved by such shareholders and sanctioned by the Cayman Court and all other conditions to the Transaction may have been satisfied, if the board of directors determines that such course is in our best interests and the best interests of our shareholders.

        Unless the Scheme of Arrangement has become effective and the Transaction Time has occurred on or before December 31, 2010, or such later date, if any, as Seagate-Cayman may agree and the Cayman Court may allow, the Scheme of Arrangement will lapse by its terms and not come into effect and therefore, the Transaction will not be effected.

Conditions to Consummation of the Transaction

        It is anticipated that the Transaction Time will be after the close of trading on NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on NASDAQ on the next business day, but it may be on an earlier or later date if all conditions to the consummation of the Transaction are satisfied or, if allowed by law, waived. Please see Annex E to this Proxy Statement for an expected timetable. The Transaction will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

  •
  a definitive version of this proxy statement has been filed with the SEC;

  •
  the Scheme of Arrangement is approved by the requisite vote of the shareholders of Seagate-Cayman at the Special Scheme Meeting;

  •
  the Capital Reduction Proposal is approved by the requisite vote of the shareholders of Seagate-Cayman at the Extraordinary General Meeting;

  •
  the requisite court order sanctioning the Scheme of Arrangement and confirming the capital reduction is obtained from the Cayman Court, and is duly lodged with the Cayman Islands Registrar of Companies;

  •
  there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme of Arrangement or related transactions;

  •
  the Seagate-Ireland shares to be issued pursuant to the Transaction are authorized for listing on the NASDAQ, subject to official notice of issuance;

  •
  all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Scheme of Arrangement and related transactions (including, without limitation, consents or waivers and/or the entering into of supplemental indentures with respect to the indentures) are obtained on terms acceptable to Seagate-Cayman and are in full force and effect;

  •
  all conditions precedent for the effective implementation of the Merger-Sub Scheme have been satisfied or, to the extent permitted by law, waived;

  •
  Seagate-Cayman receives an opinion from Baker & McKenzie LLP, in form and substance reasonably satisfactory to it, confirming, as of the Transaction Time, the matters discussed under "Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations;"

  •
  Seagate-Cayman receives an opinion from Arthur Cox, in form and substance reasonably satisfactory to it, confirming, as of the Transaction Time, the matters discussed under "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations;"

  •
  the approval of the requisite holders of the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International of a supplemental indenture that would permit the Transaction; and

  •
  waivers and amendments to the Second Amended and Restated Credit Agreement, dated as of April 3, 2009, among Seagate-Cayman, Seagate Technology HDD Holdings, as borrower, and the lenders and agents party thereto have been obtained, which waivers and amendments address and cure any defaults that would otherwise result from the Transaction.

Court Sanction of the Scheme of Arrangement

        Pursuant to Section 86 of the Companies Law (2009 Revision) of the Cayman Islands (the "Cayman Islands Companies Law"), the Scheme of Arrangement must be sanctioned by the court in the Cayman Islands. This requires Seagate-Cayman to file a petition (the "Petition") for the Scheme of Arrangement with the Cayman Court. Prior to the mailing of this proxy statement, Seagate-Cayman obtained directions from the Cayman Court providing for the convening of a meeting of

Seagate-Cayman's shareholders and other procedural matters regarding the meeting and the further conduct of the Petition, including a date upon which the Cayman Court will hear the Petition. A copy of the Cayman Court's order is attached as Annex D to this proxy statement. Subject to the common shareholders of Seagate-Cayman approving the Scheme of Arrangement with the vote required by the Cayman Islands Companies Law, a Sanction Hearing will be required to hear the Petition and sanction the Scheme of Arrangement and confirm the associated capital reduction. At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Seagate-Cayman and Seagate-Ireland. Seagate-Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose. In determining whether to exercise its discretion and sanction the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to Seagate-Cayman's shareholders. We expect the Sanction Hearing to be held on May 14, 2010 at the Cayman Court in George Town, Grand Cayman, Cayman Islands. If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or in opposition to the Scheme of Arrangement, you may do so. In addition, the Cayman Court has wide discretion to hear from interested parties. Seagate-Cayman will not object to the participation in the Sanction Hearing by any beneficial holder of Seagate-Cayman common shares who holds shares through a custodian, depository, nominee or broker. In accordance with its terms, the Scheme of Arrangement will become effective on its terms as soon as a copy of the Order of the Cayman Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies of the Cayman Islands for registration as required by Section 86 of the Cayman Islands Companies Law, although on the terms of the Scheme, the Transaction does not take effect until that and a number of other conditions precedent are satisfied or waived. Please see above under the caption "—Conditions to Consummation of the Transaction" for more information on the conditions to the Transaction.

        At the Special Scheme Meeting, Seagate-Cayman's shareholders will be asked to approve the Scheme of Arrangement, substantially in the form attached as Annex A to this proxy statement. If the shareholders approve the Scheme of Arrangement, then Seagate-Cayman will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete description of its terms and conditions.

        Once the Scheme of Arrangement is effective, the Cayman Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A common shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Seagate-Cayman in writing of its intention at least five business days prior to commencing a new proceeding. After the Transaction Time, no shareholder may commence a proceeding against Seagate-Ireland or Seagate-Cayman in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.

        When under any provision of the Scheme of Arrangement a matter is to be determined by Seagate-Cayman, then Seagate-Cayman will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Federal Securities Law Consequences; Resale Restrictions

        The issuance of Seagate-Ireland ordinary shares to Seagate-Cayman shareholders in connection with the Transaction will not be registered under the Securities Act of 1933 (the "Securities Act").

Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Cayman Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Seagate-Cayman shareholders. The Cayman Court has fixed the date and time for the Sanction Hearing, which will be held at the Cayman Court in George Town, Grand Cayman, Cayman Islands, on May 14, 2010. The Seagate-Ireland ordinary shares issued to Seagate-Cayman shareholders in connection with the Transaction will be freely transferable, except for the ability of the director of Seagate-Ireland to decline the registration of shares in limited circumstances and for restrictions applicable to certain "affiliates" of Seagate-Cayman under the Securities Act, as follows:

  •
  Persons who were not affiliates of Seagate-Cayman at the Transaction Time and have not been affiliates within 90 days prior to such time will be permitted to sell any Seagate-Ireland ordinary shares received in the Transaction without regard to Rule 144 under the Securities Act.

  •
  Persons who were affiliates of Seagate-Cayman at the Transaction Time or were affiliates within 90 days prior to such time will be permitted to resell any Seagate-Ireland ordinary shares they receive pursuant to the Transaction in the manner permitted by Rule 144. In computing the holding period of the Seagate-Ireland ordinary shares for the purposes of Rule 144(d), such persons will be permitted to "tack" the holding period of their Seagate-Cayman shares held prior to the Transaction Time.

  •
  Persons whose shares of Seagate-Cayman bear a legend restricting transfer will receive shares of Seagate-Ireland that are subject to the same restrictions.

        Persons who may be deemed to be affiliates of Seagate-Cayman and Seagate-Ireland for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Seagate-Cayman or Seagate-Ireland, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Seagate-Cayman or Seagate-Ireland.

        We have not filed a registration statement with the SEC covering any resales of the Seagate-Ireland ordinary shares to be received by Seagate-Cayman's shareholders in connection with the Transaction. Seagate-Ireland intends to file certain post-effective amendments to existing effective registration statements of Seagate-Cayman concurrently with the completion of the Transaction.

        Upon consummation of the Transaction, the ordinary shares of Seagate-Ireland will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Transaction Time

        If the Scheme of Arrangement is approved by the requisite shareholder majorities and sanctioned by the Cayman Court and the other conditions to the consummation of the Transaction are satisfied (and we do not abandon the Transaction), the Scheme of Arrangement will become effective on its terms upon our filing of the court order sanctioning the Scheme of Arrangement with the Registrar of Companies in the Cayman Islands. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction." Various steps of the Transaction will occur effectively simultaneously at the Transaction Time, which we anticipate will be after the close of trading on

NASDAQ on the day the Scheme of Arrangement becomes effective, and before the opening of trading on NASDAQ on the next business day, but may be at such earlier or later date and time as the board of directors of Seagate-Cayman (or their duly authorized officer) determines. The expected timetable for the Transaction is set forth in Annex E to this proxy statement.

        In the event the conditions to the Transaction are not satisfied, the Transaction may be abandoned or delayed, even after approval by the Seagate-Cayman shareholders, the sanction of the Cayman Court and the lodgment of the court order with the Cayman Islands Registrar of Companies. In addition, the Transaction may be abandoned or delayed by our board of directors at any time prior to the Transaction Time, without obtaining the approval of the Seagate-Cayman shareholders, even though the Scheme of Arrangement may have been approved by Seagate-Cayman's shareholders and sanctioned by the Cayman Court and all other conditions to the Transaction may have been satisfied. Please see "Proposal Number One: The Scheme of Arrangement—Amendment, Termination or Delay."

Management of Seagate-Ireland

        When the Transaction is completed, the executives and directors of Seagate-Cayman immediately prior to the completion of the Transaction will be the executives and directors of Seagate-Ireland. Seagate-Ireland's memorandum and articles of association, as they will be in effect after the Transaction, provide for a single class of directors, just as Seagate-Cayman currently has, and Seagate-Ireland's directors will be subject to re-election at the 2010 annual general meeting of Seagate-Ireland.

Indemnification Agreements

        Seagate-Cayman's articles of association require it to indemnify, to the fullest extent permitted by law, any director, alternate director, officer or trustee acting in relation to any of the affairs of the company against all liabilities incurred or suffered by such person as a director or officer, including the costs of defending any proceedings (including civil, criminal, investigative or administrative proceedings), provided that they are not indemnified for any liability arising from (a) their own fraud or dishonesty, (b) their own conscious, intentional or willful breach of their obligation to act honestly; or (c) any claim to recover gain, personal profit or other advantage to which the director or offices is not legally entitled. Seagate-Cayman's articles of association also require Seagate-Cayman to pay reasonable expenses incurred in a proceeding in advance of the final disposition of any such proceeding, provided that the indemnified person undertakes to repay Seagate-Cayman if it is ultimately determined that such person was not entitled to indemnification. In addition, Seagate-Cayman has entered into indemnification agreements with each of its directors and executive officers.

        Seagate-Ireland's articles of association contain similar indemnification and expense advancement provisions in favor of the officers of Seagate-Ireland other than the directors and the Secretary. The scope of the indemnification provided to Seagate-Ireland's directors and Secretary set forth in Seagate-Ireland's articles of association is limited in accordance with the Irish Companies Acts. For information on the limitations on the ability of an Irish company to indemnify its directors or its Secretary, please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance."

        In addition, due to more restrictive provisions of Irish law in relation to the indemnification of directors and the Secretary, in connection with the Transaction, we expect that Seagate-Cayman will continue to be a party to an indemnification agreement (or a deed poll indemnity) with or as to each of Seagate-Ireland's directors and certain officers, as well as with individuals serving as directors or officers of our subsidiaries. The current indemnification agreements between Seagate-Cayman and its officers and directors provide for the indemnification of, and advancement of expenses to, these persons. We expect and intend that the indemnification and expense advancement to be provided to directors and certain officers of Seagate-Ireland under the indemnification agreement (or deed poll indemnity) will be the same or substantially similar to that afforded in the current indemnification agreements between Seagate-Cayman and its officers and directors.

        Please see "Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance."

Interests of Certain Persons in the Transaction

        Pursuant to the terms of the equity awards granted to Seagate-Cayman directors under our 2004 Stock Compensation Plan, in connection with a change of control, such directors of Seagate-Cayman are entitled to full acceleration of such equity awards. However, at the time the awards were granted, we did not intend for the awards to accelerate in a transaction such as the Transaction where there is no actual change in control of the company and the directors and officers will remain the same following the Transaction. Accordingly, the directors have each voluntarily agreed to waive the acceleration of their equity awards in connection with the Transaction.

        Except for the indemnification arrangements and the acceleration of the equity awards (which has been waived in full by each director) described above, no person who has been a director or executive officer of Seagate-Cayman at any time since the beginning of the last fiscal year, or any associate of any such person, has any substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of Seagate. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of common shares of Seagate-Cayman.

Regulatory Matters

        Other than the Scheme of Arrangement, we are not aware of any other governmental approvals or actions that are required to complete the Transaction other than compliance with U.S. federal and state securities laws and Cayman Islands and Irish corporate law. We do not believe that any significant regulatory approvals will be required to effect the Transaction.

No Appraisal Rights

        Under Cayman Islands law, none of the common shareholders of Seagate-Cayman has any dissenters' rights or right to an appraisal of the value of their shares or receive payment for them in connection with the Transaction.

No Action Required to Cancel Seagate-Cayman Common Shares and Receive Seagate-Ireland Ordinary Shares

        Assuming the Transaction becomes effective, your Seagate-Cayman common shares will be cancelled and Seagate-Ireland ordinary shares will be issued to you without any action on your part, regardless of whether you currently hold Seagate-Cayman common shares in certificated form. All of Seagate-Ireland's shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Seagate-Cayman common shares in certificated form, following the Transaction, your share certificates will cease to have effect as documents or evidence of title and you may disregard such certificates. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Seagate-Ireland ordinary shares.

 Dividend Policy

        Seagate-Cayman has not paid a dividend since February 20, 2009. Since the closing of our initial public offering in December 2002 Seagate-Cayman has paid dividends totaling approximately $952 million in the aggregate. The following are dividends paid in the last two fiscal years:

Record Date	Paid Date	Dividend per Share
August 3, 2007	August 17, 2007	$0.10
November 2, 2007	November 16, 2007	$0.10
February 1, 2008	February 15, 2008	$0.10
May 2, 2008	May 16, 2008	$0.12
August 1, 2008	August 15, 2008	$0.12
November 7, 2008	November 21, 2008	$0.12
February 6, 2009	February 20, 2009	$0.03

However, on April 13, 2009, Seagate-Cayman announced that it had adopted a policy of no longer paying a quarterly dividend to its common shareholders to enhance liquidity. We do not expect to resume paying dividends for the foreseeable future.

        Please see "Market Price and Dividend Information." Future dividends, if any, on the Seagate-Cayman common shares and/or Seagate-Ireland ordinary shares will be at the discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the board of directors may deem relevant, as well as our ability to pay dividends in compliance with Cayman Islands or Irish law, as applicable.

        Under Irish law, dividends must be paid out of "distributable reserves," which Seagate-Ireland will not have immediately following the Transaction Time but which we are taking steps to create. Please see "Risk Factors," "Description of Seagate Technology plc Share Capital—Dividends" and "Proposal Number Three: Creation of Distributable Reserves."

        For a description of the Irish tax rules relating to dividends, please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations."

Equity Plans

        If the Transaction is completed, Seagate-Ireland will assume and adopt Seagate-Cayman's existing rights and obligations in connection with awards granted under Seagate-Cayman's equity incentive plans and other similar employee awards. To the extent Seagate-Cayman currently sponsors those equity incentive plans, then as of the Transaction Time, Seagate-Ireland will become the sponsor of the assumed equity incentive plans. The plans will be amended as necessary to give effect to the Transaction, including to provide (1) for the assumption and adoption by Seagate-Ireland of the applicable equity incentive plans and the various rights, duties or obligations thereunder; (2) that ordinary shares of Seagate-Ireland will be issued, held, available or used to measure benefits as appropriate under the plans, in lieu of common shares of Seagate-Cayman, including upon exercise of any options or upon vesting of restricted share units issued under those plans on a one-for-one basis; and (3) for the appropriate substitution of Seagate-Ireland for Seagate-Cayman in those plans. Shareholder approval of the Transaction will also constitute shareholder approval of the adoption and assumption of the equity incentive plans by Seagate-Ireland as contemplated by this proxy statement.

        Holders of outstanding options, restricted share units or other equity-based awards may be subject to tax as a result of the conversion of the underlying Seagate-Cayman common shares to Seagate-Ireland ordinary shares as of the Transaction Time, depending on the country where the holders are citizens or tax residents or the country where they resided during the life of such equity awards. In general, however, U.S. taxpayers should not recognize ordinary income at the time Seagate-Ireland assumes their equity awards. Tax withholding and/or reporting may be required by Seagate-Ireland or one of its affiliates and/or the holder of the applicable equity award, and certain employer social insurance contributions or other taxes may be due as a result of the conversion of the equity awards. Depending on the country where the holders are citizens or residents or the country where they resided during the life of the Seagate-Cayman awards, the conversion of equity awards may trigger certain regulatory filings or notices to employees concerning the tax or regulatory consequences of the Transaction.

Stock Exchange Listing

        Seagate-Cayman's common shares are currently listed on the NASDAQ. There is currently no established public trading market for the ordinary shares of Seagate-Ireland. We intend to file an application so that, immediately following the Transaction Time, the ordinary shares of Seagate-Ireland will be listed on the NASDAQ under the symbol "STX," the same symbol under which the Seagate-Cayman common shares are currently listed. At the present time, we do not plan for Seagate-Ireland's ordinary shares to be listed on the Irish Stock Exchange.

Accounting Treatment of the Transaction

        Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities are transferred at carrying value between entities under common control. Accordingly, the assets and liabilities of Seagate-Ireland will be reflected at the same carrying amounts as in the accounts of Seagate-Cayman at the Transaction Time.

Supplemental Indentures

        In connection with the Transaction, we expect Seagate-Ireland to seek consents or waivers and enter into a supplemental indenture to the indenture governing the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International. We expect the supplemental indenture will provide that Seagate-Ireland will guarantee the obligations of the issuer and assume the obligations of the parent entity under such indenture. Additionally, we expect Seagate-Ireland to enter into supplemental indentures to the indentures governing the following notes issued by current subsidiaries of Seagate Cayman: (i) the 2.375% Convertible Senior Notes due 2012 issued by Seagate Technology (US) Holdings, Inc. ("STUS"), 5.75% convertible subordinated debentures due 2012 issued by STUS and the 6.8% convertible senior secured notes due 2010 issued by STUS. Similarly, we expect the supplemental indentures will provide that Seagate-Ireland will guarantee the obligations of the issuer and assume the obligations of the parent entity under such indentures.

        One of the conditions to consummation of the Transaction is that we obtain consents or waivers and enter into a supplemental indenture, with respect to the indenture governing the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International, on terms acceptable to us. Please see "Proposal Number One: The Scheme of Arrangement—Conditions to Consummation of the Transaction." Although we expect that no material change would be made to the terms of such indenture in connection with entering into such supplemental indenture, we cannot guarantee that there would not be any such change.

Credit Facility

        We are seeking waivers and an amendment to our credit agreement in order to avoid technical defaults that would otherwise result from the Transaction. We expect that the amendment will also provide that Seagate-Ireland will guarantee the obligations of the borrower under our credit agreement.

 Effect of the Transaction on Potential Future Status as a Foreign Private Issuer

        Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will also comply with any additional reporting requirements of Irish law.

        Seagate-Cayman currently is not a "foreign private issuer" within the meaning of the rules promulgated under the Exchange Act, and we do not currently believe that Seagate-Ireland will qualify as a "foreign private issuer" upon completion of the Transaction. The definition of a "foreign private issuer" has two parts—one based on a company's percentage of U.S. resident shareholders and the other on its business contacts with the U.S. An organization incorporated under the laws of a foreign country qualifies as a foreign private issuer unless both parts of the definition are satisfied as of the last business day of its most recently completed second fiscal quarter. We believe Seagate-Cayman currently satisfies the shareholder test because more than 50% of our outstanding voting securities are held by U.S. residents, and we currently expect that Seagate-Ireland will meet the shareholder test upon the completion of the Transaction. The business contacts test requires that any of the following be true with respect to the organization incorporated under the laws of a foreign country: (i) the majority of its executive officers or directors are U.S. citizens or residents; (ii) more than 50% of its assets are located in the U.S.; or (iii) its business is administered principally in the U.S. Seagate-Cayman currently meets the business contacts test, and we currently expect that Seagate-Ireland will meet the business contacts test upon the completion of the Transaction. However, Seagate-Ireland could fail to satisfy the shareholder test and/or the business contacts test at some time in the future and, as a result, qualify for status as a foreign private issuer. If that occurs, Seagate-Ireland would be exempt from certain requirements applicable to U.S. public companies, including:

  •
  the rules requiring the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K with the SEC;

  •
  the SEC's rules regulating proxy solicitations;

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  the provisions of Regulation FD;

  •
  the filing of reports of beneficial ownership under Section 16 of the Exchange Act (although beneficial ownership reports may be required under Section 13 of the Exchange Act); and

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  "short-swing" trading liability imposed on insiders who purchase and sell securities within a six-month period.

        In addition, Seagate-Ireland would then be allowed to:

  •
  file annual reports within six months after the end of a fiscal year, and, pursuant to changes to the rules and regulations of the SEC, within four months after the end of a fiscal year beginning with fiscal years ending on or after December 15, 2011;

  •
  include more limited compensation disclosure in its filings with the SEC;

  •
  apply accounting principles other than U.S. GAAP to its financial statements, although reconciliation to U.S. GAAP would be required if International Financial Reporting Standards are not used; and

  •
  choose which reporting currency to use in presenting its financial statements.

 Required Vote; Board Recommendation

        The Special Scheme Meeting will be conducted in accordance with the directions of the Cayman Court. The presence in person or by proxy of the at least two registered holders of common shares is required to constitute a quorum. Assuming the presence of a quorum at the meeting, the Scheme of Arrangement must be approved by a majority in number of the holders of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy. Please see "The Special Scheme Meeting and the Extraordinary General Meeting—Record Date; Voting Rights; Vote Required for Approval."

THE BOARD OF DIRECTORS HAS APPROVED THE SCHEME OF
ARRANGEMENT AND RECOMMENDS
VOTING "FOR" APPROVAL OF THE SCHEME OF ARRANGEMENT.

PROPOSAL NUMBER TWO: THE CAPITAL REDUCTION

        The Transaction involves the cancellation of the common shares of Seagate-Cayman, in exchange for which holders of common shares so cancelled will receive, on a one-for-one basis, common shares in Seagate-Ireland. Immediately after that cancellation, Seagate-Cayman will issue new common shares to Seagate-Ireland, becoming a wholly owed subsidiary of Seagate-Ireland. The Scheme of Arrangement Proposal is conditioned upon the approval of this Proposal Number Two. The Transaction can not occur without the approval of both Proposal Number One and Proposal Number Two.

        We are proposing this structure, whereby shares are cancelled and reissued, as opposed to a structure whereby the common shares of Seagate-Cayman are transferred to Seagate-Ireland, because it is generally more tax effective for our shareholders.

        Under Cayman Islands law and the Seagate-Cayman articles of association, Seagate-Cayman may reduce its share capital by cancelling its outstanding shares if such a proposal is approved by a special resolution of Seagate-Cayman's common shareholders, at which at least two-thirds of those attending the meeting in person or by proxy must vote in favor of the proposal. As a result, in order to effect the Scheme of Arrangement, Seagate-Cayman's common shareholders are being asked to approve the Capital Reduction Proposal at the Extraordinary General Meeting.

        In addition, the Cayman Court must approve any share capital reduction. Assuming that we obtain the necessary approval for the Capital Reduction Proposal from the Seagate-Cayman common shareholders, we intend to petition the Cayman Court for an order confirming the capital reduction. We intend to seek directions from the Cayman Court in connection with that petition and Seagate-Cayman's proposed capital reduction on or about April 16, 2010 (the "Share Capital Reduction Directions Hearing").

        At the Share Capital Reduction Directions Hearing, we will ask the Cayman Court to make orders (a) dispensing with the need to settle a list of the Seagate-Cayman's creditors (essentially, on the basis that Seagate-Cayman is clearly solvent and in any event the Capital Reduction Proposal has no material effect on Seagate-Cayman's net asset position); and (b) for the advertising of the Capital Reduction Proposal in appropriate newspapers and/or other media.

        The final order of the Cayman Court confirming the Capital Reduction Proposal will then be sought at the Sanction Hearing, concurrently with seeking the Cayman Court's sanction for the Scheme of Arrangement. At that hearing, in connection with the Capital Reduction Proposal, the Court must be satisfied that (a) the shareholders were treated equitably; (b) the reduction proposals were properly explained; (c) the creditors were safeguarded; and (d) the capital reduction was for a discernable purpose. Provided the necessary resolution is passed at the Extraordinary General Meeting, we anticipate that we will be able to satisfy the Cayman Court of these matters, and we anticipate that the Cayman Court will confirm the capital reduction.

        The Capital Reduction Proposal is ancillary and conditional to the Scheme of Arrangement described in Proposal Number One. The Transaction cannot proceed if the Capital Reduction Proposal is not approved. If approved, the Capital Reduction Proposal will take effect at the Transaction Time, and will not proceed unless the Transaction proceeds.

Required Vote

        The Capital Reduction Proposal must be approved by the affirmative vote of the not less than two-thirds of all common shares present and voting, in person or by proxy at the Extraordinary General Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING "FOR" THE CAPITAL REDUCTION PROPOSAL

PROPOSAL NUMBER THREE: CREATION OF DISTRIBUTABLE RESERVES

        Under Irish law, dividends and distributions may only be made from distributable reserves in Seagate-Ireland's unconsolidated balance sheet prepared in accordance with the Irish Companies Acts. Distributable reserves generally means the accumulated realized profits of Seagate-Ireland less accumulated realized losses of Seagate-Ireland and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless the net assets of Seagate-Ireland are equal to, or in excess of, the aggregate of Seagate-Ireland's called up share capital plus undistributable reserves and the distribution does not reduce Seagate-Ireland's net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Seagate-Ireland's accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Seagate-Ireland's accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital. Please see "Description of Seagate Technology plc Share Capital—Dividends" and "—Share Repurchases, Redemptions and Conversions."

        Immediately following implementation of the Transaction, the unconsolidated balance sheet of Seagate-Ireland will not contain any distributable reserves, and "shareholders' equity" in such balance sheet will be comprised entirely of "share capital" (equal to the aggregate par value of the Seagate-Ireland shares issued in the Transaction) and "share premium" resulting from the issuance of Seagate-Ireland shares in the Transaction (equal to (a) the aggregate market value of the Seagate-Cayman common shares as of the close of trading on the NASDAQ on the day the Scheme of Arrangement becomes effective, less (b) the share capital). The current shareholders of Seagate-Ireland (which are Seagate-Cayman and its nominees) have passed a resolution that would create distributable reserves following the Transaction by converting the share premium of Seagate-Ireland as of the Transaction Time in excess of $1 million to distributable reserves. Based upon the closing sale price of Seagate-Cayman's common shares on the NASDAQ on March 3, 2010, if the effectiveness of the Scheme of Arrangement were to have occurred after the close of trading on that date, distributable reserves of Seagate-Ireland created in this manner would have been approximately $9.6 billion.

        Seagate-Cayman has not paid a dividend since February 20, 2009. Since the closing of our initial public offering in December 2002, Seagate-Cayman has paid dividends totaling approximately $952 million in the aggregate. The following are dividends paid in the last two fiscal years:

Record Date	Paid Date	Dividend per Share
August 3, 2007	August 17, 2007	$0.10
November 2, 2007	November 16, 2007	$0.10
February 1, 2008	February 15, 2008	$0.10
May 2, 2008	May 16, 2008	$0.12
August 1, 2008	August 15, 2008	$0.12
November 7, 2008	November 21, 2008	$0.12
February 6, 2009	February 20, 2009	$0.03

However, on April 13, 2009, Seagate-Cayman announced that it had adopted a policy of no longer paying a quarterly dividend to its common shareholders to enhance liquidity. We do not expect to resume paying dividends for the foreseeable future.

        On January 27, 2010, the board of directors of Seagate-Cayman authorized an Anti-Dilution Share Repurchase Program. The share repurchase program authorizes Seagate-Cayman to repurchase shares of its common shares to offset increases in diluted shares, such as those caused by employee stock plans and convertible debt, used in the determination of diluted net income per share. For the three months ended January 1, 2010, Seagate-Cayman's total shares used in the determination of diluted net income per share was approximately 520 million shares. The timing and number of shares to be repurchased by Seagate-Cayman will be dependent on general business and market conditions, cash flows generated by future operations, the price of Seagate-Cayman's common shares, cash requirements for other investing and financing activities, and maintaining compliance with Seagate-Cayman's debt covenants. The authority for the Anti-dilution Share Repurchase Program will continue until terminated by the board of directors of Seagate-Cayman.

        If the Scheme of Arrangement is approved, the common shareholders of Seagate-Cayman also will be asked at the Extraordinary General Meeting to approve the reduction of the share premium of Seagate-Ireland to allow the creation of distributable reserves of Seagate-Ireland that was previously approved by Seagate-Cayman and the other current shareholders of Seagate-Ireland. If the common shareholders of Seagate-Cayman approve the creation of distributable reserves and the Transaction is completed, we will seek to obtain the approval of the Irish High Court, which is required for the creation of distributable reserves to be effective, as soon as practicable following implementation of the Transaction. The approval of the Irish High Court is expected to be obtained within six weeks of the consummation of the Transaction.

        The approval of the distributable reserves proposal is not a condition to the consummation of the Transaction. Accordingly, if the common shareholders of Seagate-Cayman approve the Scheme of Arrangement but do not approve the Distributable Reserves Proposal, and the Transaction is consummated, Seagate-Ireland may not have sufficient distributable reserves to pay dividends or to repurchase or redeem shares following the Transaction, including under the current share repurchase plans of Seagate-Cayman, until such time as Seagate-Ireland has created distributable reserves through the generation of future profits from its operations. In addition, although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, there is no guarantee that such approval will be forthcoming. Even if the Irish High Court does approve the creation of distributable reserves, it may take substantially longer than we anticipate. Please see "Risk Factors."

Required Vote

        The affirmative vote of the holders of our common shares representing at least a majority of our common shares present and voting on the proposal, whether in person or by proxy at the Extraordinary General Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING "FOR" THE DISTRIBUTABLE RESERVES PROPOSAL

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION

        The discussion under the caption "—U.S. Federal Income Tax Considerations" addresses certain material U.S. federal income tax consequences to (1) Seagate-Cayman and Seagate-Ireland of the Transaction, and (2) U.S. holders and non-U.S. holders (each as defined below) of exchanging Seagate-Cayman shares for Seagate-Ireland shares in the Transaction and owning and disposing of Seagate-Ireland shares received in the Transaction.

        The discussion under the caption "—Irish Tax Considerations" addresses certain material Irish tax consequences to shareholders of the Transaction and of ownership and disposition of the Seagate-Ireland shares.

        The discussion under the caption "—Cayman Islands Tax Considerations" addresses the Cayman Islands income tax consequences of the Transaction.

        The below discussion is not a substitute for an individual analysis of the tax consequences of the Transaction, post-Transaction ownership and disposition of Seagate-Ireland shares or post-Transaction operations of Seagate-Ireland. You should consult your own tax advisors regarding the particular U.S. (federal, state and local), Irish, Cayman Islands and other non-U.S. tax consequences of these matters in light of your particular situation.

 U.S. Federal Income Tax Considerations

Scope of Discussion

        This discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences of the Transaction or of holding and disposing of Seagate-Ireland shares, and does not address all tax considerations that may be relevant to Seagate-Cayman shareholders. In particular, the below discussion addresses tax consequences to holders that hold their Seagate-Cayman shares, and whom will hold their Seagate-Ireland shares, solely as capital assets, which generally means property held for investment. The below discussion does not address any tax consequences to Seagate-Cayman or Seagate-Ireland shareholders, as applicable, who, for U.S. federal tax purposes, are subject to special rules, such as:

  •
  banks, financial institutions or insurance companies;

  •
  tax-exempt entities;

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  persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

  •
  persons who have been, but are no longer, citizens or residents of the U.S.;

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  persons holding shares through a partnership or other fiscally transparent person;

  •
  dealers or traders in securities, commodities or currencies;

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  grantor trusts;

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  persons subject to the alternative minimum tax;

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  U.S. persons whose "functional currency" is not the U.S. dollar;

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  regulated investment companies and real estate investment trusts;

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  persons whose shares constitute "Section 306 stock" (as defined in the Code);

  •
  persons who received the Seagate-Cayman shares through exercise of employee share options or otherwise as compensation or through a tax qualified retirement plan;

  •
  persons who, at any time within the five-year period ending on the date of the Transaction, have owned (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares entitled to vote of Seagate-Cayman; or

  •
  persons who, immediately after the Transaction, own (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares entitled to vote of Seagate-Ireland.

        This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the "Code," the Treasury regulations promulgated thereunder, which we refer to as the "Treasury Regulations," judicial and administrative interpretations thereof and the Convention Between the Government of the United States of America and the Government of Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital Gains (the "Ireland-U.S. Tax Treaty"), in each case as in effect on the date of this proxy statement. All of the foregoing are subject to change, which change could apply with retroactive effect and could affect the tax consequences described in this proxy. The discussion assumes, as is the case under current law, that Seagate-Cayman and Seagate-Ireland are treated as foreign persons for U.S. federal tax purposes and will be so treated as of and after the effective time of the Transaction (in the case of Seagate-Cayman, until it becomes a disregarded entity for U.S. tax purposes). Neither Seagate-Cayman nor Seagate-Ireland will request a ruling from the U.S. Internal Revenue Service, which we refer to as the "IRS," as to the U.S. federal tax consequences of the Transaction, post-Transaction ownership and disposition of Seagate-Ireland shares or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal tax consequences described below.

        For purposes of this discussion, a "U.S. holder" is a beneficial owner of Seagate-Cayman shares or, after the completion of the Transaction, Seagate-Ireland shares, that for U.S. federal income tax purposes is:

  •
  an individual citizen or resident alien of the U.S.;

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  a corporation or other entity taxable as a corporation created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

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  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust, if such trust validly has elected to be treated as a U.S. person for U.S. federal income tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have the authority to control all of the substantial decisions of the trust.

        A "non-U.S. holder" is a beneficial owner of Seagate-Cayman shares or, after the completion of the Transaction, Seagate-Ireland shares, other than a U.S. holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes, which we refer to as a "Partnership." If a Partnership is a beneficial owner of Seagate-Cayman shares or Seagate-Ireland shares, the tax treatment of a partner in that Partnership will generally depend on the status of the partner and the activities of the Partnership. Holders of Seagate-Cayman shares or Seagate-Ireland shares that are Partnerships and partners in such Partnerships should consult their tax advisor regarding the U.S. federal income tax consequences to them of the Transaction and the ownership and disposition of Seagate-Ireland shares. For purposes of this tax discussion, "holder" or "shareholder" means either a U.S. holder or a non-U.S. holder or both, as the context may require.

Material U.S. Tax Consequences to Seagate-Cayman and Seagate-Ireland

        Neither Seagate-Cayman nor Seagate-Ireland should be subject to U.S. federal income tax as a result of the Transaction. The Transaction should qualify as a Section 368(a)(1)(F) reorganization. The discussion below describes the general consequences to U.S. holders and non-U.S. holders of the Transaction qualifying as a Section 368(a)(1)(F) reorganization.

Material U.S. Tax Consequences to U.S. Holders

        The Transaction.    A U.S. holder who receives Seagate-Ireland shares in the Transaction should not recognize any gain or loss solely as a result of the Transaction. Consequently, the tax basis of the Seagate-Ireland shares received in exchange for Seagate-Cayman shares will be equal to the basis of the Seagate-Cayman shares exchanged. U.S. holders whose tax basis in their Seagate-Cayman shares exceeds the fair market value of such shares at the time of the Transaction will be able to carry over the tax basis (and thus the inherent "loss") of their Seagate-Cayman shares to their Seagate-Ireland shares. Thus, subject to any subsequent changes in the fair market value of the Seagate-Ireland shares, any inherent loss will be preserved. The holding period for the Seagate-Ireland shares received in the Transaction will include the holding period for the Seagate-Cayman shares surrendered in the Transaction. Under applicable Treasury Regulations, a U.S. holder should not be required to file a "gain recognition agreement," which we refer to as a "GRA," with the IRS solely as a result of the Transaction. U.S. holders who hold their Seagate-Cayman shares with differing tax bases or holding periods are urged to consult their tax advisor with regard to identifying the tax bases and holding periods of the particular Seagate-Ireland shares received in the Transaction.

        Receiving Distributions on Seagate-Ireland Shares.    Subject to the discussion below under "—Passive Foreign Investment Company Provisions," U.S. holders will be required to include in gross income the gross amount of any distribution received on the Seagate-Ireland shares to the extent that the distribution is paid out of Seagate-Ireland's current or accumulated earnings and profits as determined for U.S. federal income tax purposes, which we refer to as a dividend. With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation will be subject to U.S. federal income tax at a maximum rate of 15%. This reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. As long as the Seagate-Ireland shares are listed on the NASDAQ (or certain other stock exchanges) and/or Seagate-Ireland qualifies for benefits under the Ireland-U.S. Tax Treaty, and Seagate-Ireland has not been and is not considered a Passive Foreign Investment Company during the relevant period, Seagate-Ireland will be treated as a qualified foreign corporation for this purpose. As a result of these rules, Seagate believes that it will be a qualified person. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisor regarding the application of the relevant rules to their particular circumstances.

        Dividends from Seagate-Ireland, like dividends from Seagate-Cayman, will not be eligible for the dividends-received deduction under the Code, which is generally allowed to U.S. corporate shareholders on dividends received from certain domestic and foreign corporations.

        Like distributions from Seagate-Cayman, distributions from Seagate-Ireland in excess of its current and accumulated earnings and profits will be applied first to reduce the U.S. holder's tax basis in its Seagate-Ireland shares, and thereafter will constitute gain from the sale or exchange of such shares. In the case of a non-corporate U.S. holder, the maximum U.S. federal income tax rate applicable to such "gain" is 15% under current law if the holder's holding period for such Seagate-Ireland shares exceeds twelve months. This reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. Special rules not here described may apply to U.S. holders who do not have a uniform tax basis and holding period in all of their Seagate-Ireland shares, and any such U.S. holders are urged to consult their own tax advisor with regard to such rules.

        Dispositions of Seagate-Ireland Shares.    Subject to the discussion below under "—Repurchase of Shares by Seagate" and "—Passive Foreign Investment Company Provisions," U.S. holders of Seagate-Ireland shares, like current U.S. holders of Seagate-Cayman shares, generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other taxable disposition of Seagate-Ireland shares in an amount equal to the difference between the amount realized from such sale, exchange or other taxable disposition and the U.S. holders' tax basis in such shares. In the case of a non-corporate U.S. holder, the maximum U.S. federal income tax rate applicable to such gain is 15% under current law if the holder's holding period for such Seagate-Ireland shares exceeds twelve months. This reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. The deductibility of capital losses is subject to limitations.

        Repurchase of Shares by Seagate.    Like a repurchase of common shares by Seagate-Cayman, a repurchase of ordinary shares by Seagate generally will be treated as a dividend to the extent of Seagate-Ireland's current and accumulated earnings and profits unless it satisfies one of the alternative tests under Section 302(b) of the Code to be treated as a sale or exchange, subject to the potential application of the PFIC rules as discussed below under "—Passive Foreign Investment Company Provisions". The tests for determining whether a repurchase of shares will qualify as a sale or exchange under Section 302(b) of the Code include whether a repurchase (i) is "substantially disproportionate," (ii) constitutes a "complete termination of the holder's stock interest" in Seagate-Ireland or (iii) is "not essentially equivalent to a dividend," each within the meaning of Section 302(b) of the Code. In determining whether any of the tests under Section 302(b) of the Code are met, including the tests mentioned in the preceding sentence, shares considered to be owned by the U.S. holder under certain constructive ownership rules, as well as shares actually owned, generally must be taken into account. Because the determination of whether any of the alternative tests of Section 302(b) of the Code are satisfied with respect to a particular U.S. holder will depend on the particular facts and circumstances at the time the determination is made, U.S. holders are advised to consult their own tax advisors to determine their tax treatment in light of their own particular circumstances.

        Treatment of Certain Irish Taxes.    For U.S. tax purposes, any Irish stamp duty or Irish capital acquisitions tax imposed on a U.S. holder, as described below under "—Irish Tax Considerations—Stamp Duty" and "—Irish Tax Considerations—Capital Acquisitions Tax," will not be creditable against U.S. federal income taxes. U.S. holders should consult their tax advisors regarding the treatment of these Irish taxes.

        Passive Foreign Investment Company Provisions.    The treatment of U.S. holders of Seagate-Ireland shares in some cases could be materially different from that described above if, at any relevant time, Seagate-Cayman or Seagate-Ireland were a passive foreign investment company, which we refer to as a "PFIC."

        For U.S. tax purposes, a foreign corporation will generally be classified as a PFIC for any taxable year if either (1) 75% or more of its gross income is "passive income" (as defined for U.S. federal income tax purposes) or (2) the average percentage of assets held by such corporation which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, a look-through rule applies and the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

        Seagate believes that it is not a PFIC, and has not been a PFIC in any prior taxable year. Seagate further believes that Seagate-Ireland will not become a PFIC as a result of the Transaction or as a result of its business operations and asset holdings following the Transaction. The tests for determining PFIC status are applied annually, and it is difficult to accurately predict future income and assets relevant to this determination. Accordingly, no assurance can be given that the IRS would not challenge this position or that a court would not sustain such challenge.

        If Seagate-Ireland should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of Seagate-Ireland shares, although there can be no assurance that it will be able to do so in a timely and complete manner.

        U.S. holders of Seagate-Ireland shares should consult their own tax advisor about the PFIC rules, including the availability of certain elections.

Material U.S. Tax Consequences to Non-U.S. Holders

        The Transaction.    A non-U.S. holder generally should not be subject to U.S. federal income or withholding tax on gain realized, if any, on the receipt of Seagate-Ireland shares in exchange for their Seagate-Cayman shares.

        Consequences of Owning Seagate-Ireland Shares.    A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on dividends from Seagate-Ireland unless: (1) the dividends are effectively connected with the holder's conduct of a trade or business in the U.S. (or, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the U.S.); or (2) such non-U.S. holder is subject to backup withholding.

        Consequences of Disposing of Seagate-Ireland Shares.    A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of Seagate-Ireland shares unless: (1) such gain is effectively connected with the conduct by the non-U.S. holder of a trade or business within the U.S. (or, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the U.S.); (2) in the case of certain capital gains recognized by a non-U.S. holder that is an individual, such individual is present in the U.S. for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or (3) the non-U.S. holder is subject to backup withholding.

Information Reporting and Backup Withholding

        U.S. holders that own at least five percent (of total voting power or total value) of Seagate-Cayman immediately before the Transaction will be required to file a Section 368(a) statement. Other information reporting could also apply to the Transaction. Shareholders of Seagate-Cayman should consult their own tax advisor about the information reporting requirements that could be applicable to the exchange of Seagate-Cayman shares for Seagate-Ireland shares in the Transaction.

        Dividends on Seagate-Ireland shares paid within the U.S. or through certain U.S.-related intermediaries are subject to information reporting unless the holder is a corporation, other exempt recipient or non-U.S. holder who establishes such foreign status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 28%) unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of Seagate-Ireland shares within the U.S. or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS.

        If a U.S. holder of Seagate-Ireland shares does not provide us (or our paying agent) with the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS.

        In order for a non-U.S. holder to not be subject to backup withholding tax on a subsequent disposition of Seagate-Ireland shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder's foreign status or otherwise establish an exemption.

        Holders should consult their tax advisor regarding the application of information reporting and backup withholding to their particular situations.

        THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH SEAGATE-CAYMAN SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

 Irish Tax Considerations

Scope of Discussion

        The following is a general summary of the main Irish tax considerations applicable to certain investors who are the beneficial owners of Seagate-Ireland shares. It is based on existing Irish law and practices in effect on the date of this proxy statement and on discussions and correspondence with the Irish Revenue Commissioners. Legislative, administrative or judicial changes may modify the tax consequences described below.

        The statements do not constitute tax advice and are intended only as a general guide. Furthermore, this information applies only to Seagate-Ireland shares held as capital assets and does not apply to all categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders who have, or who are deemed to have, acquired their Seagate-Ireland shares by virtue of an office or employment. This summary is not exhaustive and shareholders should consult their own tax advisors as to the tax consequences in Ireland, or other relevant jurisdictions of the Transaction, including the acquisition, ownership and disposition of the Seagate-Ireland shares.

Irish Tax on Chargeable Gains

        The receipt by Seagate-Cayman common shareholders of Seagate-Ireland shares as consideration for the cancellation of their Seagate-Cayman shares in the Transaction should not give rise to a liability to Irish tax on chargeable gains (currently at the rate of 25%) for persons that are not resident or ordinarily resident in Ireland for Irish tax purposes and do not hold such shares in connection with a trade carried on by such holder in Ireland through a branch or agency.

        The receipt by Seagate-Cayman common shareholders who are resident or ordinarily resident for tax purposes in Ireland, or who hold their shares in connection with a trade carried on by such holder in Ireland through a branch or agency, or Seagate-Ireland shares as consideration for the cancellation of their Seagate-Cayman common shares as per the Transaction, should be treated as falling within the relief for a reorganization for the purposes of taxation of chargeable gains. Accordingly, the Seagate-Ireland shares issued to holders of Seagate-Cayman shares in accordance with their entitlements as holders of Seagate-Cayman shares should be treated as the same asset and as acquired at the same time as the Seagate-Cayman shares. Shareholders should consult their own tax advisor if they believe they may be subject to Irish tax.

Withholding Tax on Dividends

        Distributions made by Seagate-Ireland will generally be subject to dividend withholding tax ("DWT") at the standard rate of Irish income tax (currently 20%) unless one of the exemptions described below applies, which we believe should be the case for the majority of our shareholders.

DWT (if any) arises in respect of dividends paid by Seagate-Ireland, as it is tax resident in Ireland. For DWT purposes, a dividend includes any distribution made by Seagate-Ireland to its shareholders, including cash dividends, non-cash dividends and additional stock or units taken in lieu of a cash dividend. Seagate-Ireland is responsible for withholding DWT at source and forwarding the relevant payment to the Irish Revenue Commissioners.

        Certain shareholders (both individual and corporate) are entitled to an exemption from DWT. In particular, a shareholder who is neither resident nor ordinarily resident in Ireland for Irish tax purposes and who does not hold shares of Seagate-Ireland in connection with a trade carried on by such holder in Ireland through a branch or agency is not subject to DWT on dividends received from Seagate-Ireland if the shareholder is:

  •
  an individual shareholder resident for tax purposes in a "relevant territory," and the individual is neither resident nor ordinarily resident in Ireland and, in this context "relevant territory" means a Member State of the EU (other than Ireland) and, not being such a Member State, a territory with which Ireland has signed a double taxation convention whether ratified or not and the current list of "relevant territories" is set out at Annex C;

  •
  a corporate shareholder that is not resident for tax purposes in Ireland and which is ultimately controlled, directly or indirectly, by persons resident in a "relevant territory;"

  •
  a corporate shareholder resident for tax purposes in a "relevant territory" provided that the corporate shareholder is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

  •
  a corporate shareholder that is not resident for tax purposes in Ireland and whose principal class of shares (or those of its 75% parent) is substantially and regularly traded on a recognized stock exchange either in a "relevant territory" or on such other stock exchange approved by the Irish Minister for Finance; or

  •
  a corporate shareholder that is not resident for tax purposes in Ireland and is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a recognized stock exchange in a "relevant territory" or on such other stock exchange approved by the Irish Minister for Finance, and provided that, in all cases noted above but subject to the matters described below, the shareholder has provided the appropriate forms to such shareholder's broker for onward transmission to Seagate-Ireland's qualifying intermediary (or other designated agent) (in the case of shares held beneficially), or to Seagate-Ireland or its transfer agent (in the case of shares held directly) prior to payment of the dividend.

        Certain categories of Irish resident shareholders are entitled to an exemption from DWT, including (but not limited to) Irish resident companies, qualifying employee share ownership trusts, collective investment undertakings, charities and pension funds so long as the shareholder has provided its broker, for onward transmission to Seagate-Ireland's qualifying intermediary (or other designated agent) (in the case of shares held beneficially), or Seagate-Ireland or its transfer agent (in the case of shares held directly), with all the necessary documentation prior to payment of the dividend. Except in very limited circumstances, distributions to Irish resident shareholders who are individuals are not exempt from DWT.

Income Tax on Dividends Paid on Seagate-Ireland Shares

        Irish income tax (if any) arises in respect of dividends paid by Seagate-Ireland.

        A shareholder who is neither resident nor ordinarily resident in Ireland and who is entitled to an exemption from DWT, generally has no liability for Irish income tax or the income and health levies on a dividend from Seagate-Ireland unless the shareholder holds Seagate-Ireland shares through a branch or agency in Ireland through which a trade is carried on.

        A shareholder who is neither resident nor ordinarily resident in Ireland and who is not entitled to an exemption from DWT generally has no additional Irish income tax liability or a liability to the income or health levy unless the shareholder holds Seagate-Ireland shares through a branch or agency in Ireland through which a trade is carried on. The DWT deducted by Seagate-Ireland discharges such liability to Irish income tax provided that the shareholder furnishes the statement of DWT imposed to the Irish Revenue.

        Irish resident or ordinarily resident shareholders or shareholders who hold shares of Seagate-Ireland in connection with a trade carried on by such holder in Ireland through a branch or agency may be subject to Irish tax and/or levies on dividends received from Seagate-Ireland. Such shareholders should consult their own tax advisor.

Capital Acquisitions Tax

        Irish capital acquisitions tax ("CAT") comprises principally of gift tax and inheritance tax. CAT could apply to a gift or inheritance of Seagate-Ireland ordinary shares irrespective of the place of residence, ordinary residence or domicile of the parties. This is because Seagate-Ireland ordinary shares are regarded as property situated in Ireland as the share register of Seagate-Ireland must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.

        CAT is levied at a rate of 25% above certain tax-free thresholds. The appropriate tax-free threshold is dependent upon (1) the relationship between the donor and the donee and (2) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses are exempt from CAT.

        Shareholders should consult their own tax advisor as to whether CAT is creditable or deductible in computing any tax liabilities in their country of domicile or residence.

Stamp Duty

        Irish stamp duty (if any) is only payable in respect of the transfer of Seagate-Ireland shares and not Seagate-Cayman shares. Irish stamp duty is currently 1% of the price paid or the market value of the shares acquired, if higher.

        No stamp duty should be payable on the cancellation of the common shares of Seagate-Cayman or the issue of Seagate-Ireland ordinary shares under the Transaction.

        For the majority of transfers of Seagate-Ireland ordinary shares, we do not expect there to be any Irish stamp duty as transfers of book-entry interests in DTC representing Seagate-Ireland shares should not be subject to Irish stamp duty. Accordingly, transfers by shareholders who hold their Seagate-Ireland shares beneficially through brokers, which in turn hold those shares through DTC, should not be subject to Irish stamp duty on transfers to holders who also hold through DTC. Transfers by shareholders who hold their shares other than through DTC, will be subject to Irish stamp duty, which is a legal obligation of the buyer. Accordingly, we recommend that all directly registered shareholders open broker accounts so they can transfer their Seagate-Cayman shares into a broker account to be held through DTC as soon as possible, and in any event prior to the Transaction Time. This will cause their Seagate-Ireland shares to be held through DTC from the Transaction Time. We also recommend that any person who wishes to acquire Seagate-Ireland shares after completion of the Transaction acquires such Seagate-Ireland shares beneficially through a broker account to be held through DTC.

        In relation to any transfer of Seagate-Ireland shares that is subject to Irish stamp duty, Seagate-Ireland's articles of association allow Seagate-Ireland, in its absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty payable by a buyer. In the event of any such payment, Seagate-Ireland is (on behalf of itself or its affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion), and (iii) claim a lien against the Seagate-Ireland shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Seagate-Ireland shares has been paid unless one or both of such parties is otherwise notified by us.

Cayman Islands Tax Considerations

        The Transaction should not result in any income tax consequences under Cayman Islands law to Seagate-Cayman or Seagate-Ireland or their respective shareholders.

DESCRIPTION OF SEAGATE TECHNOLOGY PLC SHARE CAPITAL

        The following description of Seagate-Ireland's share capital is a summary. This summary is subject to the Irish Companies Acts and the complete text of Seagate-Ireland's memorandum and articles of association substantially in the form attached as Annex B to this proxy statement. We encourage you to read those laws and documents carefully.

        There are differences between Seagate-Cayman's memorandum and articles of association and Seagate-Ireland's memorandum and articles of association as they will be in effect after the Transaction, especially relating to changes (i) that are required by Irish law (i.e., certain provisions of the Seagate-Cayman articles of association were not replicated in the Seagate-Ireland articles of association because Irish law would not permit such replication, and certain provisions were included in the Seagate-Ireland articles of association although they were not in the Seagate-Cayman articles of association because Irish law requires such provisions to be included in the articles of association of an Irish plc), or (ii) that are necessary in order to preserve the current rights of shareholders and powers of the board of directors of Seagate following the Transaction. See "Comparison of Rights of Shareholders and Powers of the Board of Directors." Except where otherwise indicated, the description below reflects Seagate-Ireland's memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

Capital Structure

        Authorized Share Capital.    The authorized share capital of Seagate-Ireland is €40,000 divided into 40,000 ordinary shares with a nominal value of €1 per share and US$13,500 divided into 1,250,000,000 ordinary shares with a nominal value of US$0.00001 per share and 100,000,000 preferred shares with a nominal value of US$0.00001 per share. The authorized share capital includes 40,000 ordinary shares with a nominal value of €1 per share in order to satisfy statutory requirements for all Irish public limited companies commencing operations.

        Seagate-Ireland may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum and articles of association. The authorized share capital may be increased or reduced by way of an ordinary resolution of Seagate-Ireland's shareholders. The shares comprising the authorized share capital of Seagate-Ireland may be divided into shares of such nominal value as the resolution shall prescribe. As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires the approval of over 50% of the votes of a company's shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, the articles of association of Seagate-Ireland authorize the board of directors of Seagate-Ireland to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of adoption of such articles of association, which is expected to be effective in the fourth quarter of fiscal year 2010.

        The rights and restrictions to which the ordinary shares will be subject will be prescribed in Seagate-Ireland's articles of association. Seagate-Ireland's articles of association entitle the board of directors, without shareholder approval, to determine the terms of the preferred shares issued by Seagate-Ireland. The Seagate-Ireland board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares, unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

        Irish law does not recognize fractional shares held of record. Accordingly, Seagate-Ireland's articles of association do not provide for the issuance of fractional shares of Seagate-Ireland, and the official Irish register of Seagate-Ireland will not reflect any fractional shares.

        Issued Share Capital.    Immediately prior to the Transaction, the issued share capital of Seagate-Ireland will be €40,000, comprised of 40,000 ordinary shares, with nominal value of €1 per share (the "Euro Share Capital"). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired by Seagate-Ireland for no consideration and will then be cancelled by Seagate-Ireland. Seagate-Ireland will simultaneously issue a number of ordinary shares with a nominal value of US$0.00001 per share each that is equal to the number of Seagate-Cayman common shares that will be cancelled as part of the Transaction. All shares issued upon completion of the Transaction will be issued as fully-paid up and non-assessable.

Pre-emption Rights, Share Warrants and Share Options

        Under Irish law certain statutory pre-emption rights apply automatically in favor of shareholders where shares are to be issued for cash. However, Seagate-Ireland has opted out of these pre-emption rights in its articles of association as permitted under Irish company law. Because Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders, Seagate-Ireland's articles of association provide that this opt-out must be so renewed. A special resolution requires the approval of not less than 75% of the votes of Seagate-Ireland's shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to existing shareholders of Seagate-Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

        The articles of association of Seagate-Ireland provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Seagate-Ireland is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The Seagate-Ireland board may issue shares upon exercise of warrants or options without shareholder approval or authorization (up to the relevant authorized share capital limit). In connection with the Transaction, Seagate-Ireland will assume, on a one-for-one basis, Seagate-Cayman's existing obligations to deliver shares under our equity incentive plans, warrants or other rights pursuant to the terms thereof.

        The Irish Companies Acts prohibit an Irish company from allotting shares for "nil" or no consideration. Accordingly, the nominal value of the shares underlying any restricted share award, restricted share unit, performance shares awards, bonus shares or any other share-based grants must be paid pursuant to the Irish Companies Acts. This nominal value payment will include rights to ordinary shares issued by Seagate-Ireland to employees under the assumed equity incentive plans.

        Seagate-Ireland will be subject to the rules of the NASDAQ and the Code that require shareholder approval of certain equity plan and share issuances.

 Dividends

        Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves generally means the accumulated realized profits of Seagate-Ireland less accumulated realized losses of Seagate-Ireland and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless the net assets of Seagate-Ireland are equal to, or in excess of, the aggregate of Seagate-Ireland's called up share capital plus undistributable reserves and the distribution does not reduce Seagate-Ireland's net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Seagate-Ireland's accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Seagate-Ireland's accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

        The determination as to whether or not Seagate-Ireland has sufficient distributable reserves to fund a dividend must be made by reference to "relevant accounts" of Seagate-Ireland. The "relevant accounts" will be either the last set of unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Acts, which give a "true and fair view" of Seagate-Ireland's unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).

        Although Seagate-Ireland will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves."

        The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Seagate-Ireland. Seagate-Ireland's articles of association authorize the directors to declare such dividends as appear justified from the profits of Seagate-Ireland without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. The board of directors may direct that the payment be made by distribution of assets, shares or cash and no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets and may be paid in U.S. dollars or any other currency.

        The directors of Seagate-Ireland may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Seagate-Ireland in relation to the shares of Seagate-Ireland.

        The directors of Seagate-Ireland are also entitled to issue shares with preferred rights to participate in dividends declared by Seagate-Ireland. The holders of such preferred shares may, depending on their terms, rank senior to the Seagate-Ireland ordinary shares in terms of dividend rights and/or be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.

        For information about the Irish tax issues relating to dividend payments, please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations."

Share Repurchases, Redemptions and Conversions

Overview

        Seagate-Ireland's articles of association provide that any ordinary share which Seagate-Ireland has agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Seagate-Ireland will technically be effected as a redemption of those shares as described below under "—Repurchases and Redemptions by Seagate-Ireland." If the articles of association of Seagate-Ireland did not contain such provision, repurchases by Seagate-Ireland would be subject to many of the same rules that apply to purchases of Seagate-Ireland shares by subsidiaries described below under "—Purchases by Subsidiaries of Seagate-Ireland," including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a "recognized stock exchange." Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back ordinary shares of Seagate-Ireland, we are referring to the redemption of ordinary shares by Seagate-Ireland pursuant to such provision of the articles of association or the purchase of ordinary shares of Seagate-Ireland by a subsidiary of Seagate-Ireland, in each case in accordance with the Seagate-Ireland articles of association and Irish company law as described below.

Repurchases and Redemptions by Seagate-Ireland

        Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under "—Dividends") or the proceeds of a new issue of shares for that purpose. Although Seagate-Ireland will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves." The issue of redeemable shares may only be made by Seagate-Ireland where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Seagate-Ireland. All redeemable shares must also be fully-paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Based on the provision of Seagate-Ireland's articles described above, shareholder approval will not be required to redeem Seagate-Ireland shares.

        Seagate-Ireland may also be given an additional general authority to purchase its own shares on-market which would take effect on the same terms and be subject to the same conditions as applicable to purchases by Seagate-Ireland's subsidiaries as described below.

        The board of directors of Seagate-Ireland will also be entitled to issue preferred shares which may be redeemed at the option of either Seagate-Ireland or the shareholder, depending on the terms of such preferred shares. Please see above under "—Capital Structure—Authorized Share Capital" for additional information on preferred shares.

        Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Seagate-Ireland at any time must not exceed 10% of the nominal value of the issued share capital of Seagate-Ireland. Seagate-Ireland cannot exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be cancelled by Seagate-Ireland or re-issued subject to certain conditions.

Purchases by Subsidiaries of Seagate-Ireland

        Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of Seagate-Ireland either on-market or off-market. A general authority of the shareholders of Seagate-Ireland (by way of ordinary resolution) is required to allow a subsidiary of Seagate-Ireland to make on-market purchases of Seagate-Ireland shares. However, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Seagate-Ireland shares is required. Prior to the Transaction Time, we expect Seagate-Cayman together with the nominee shareholders of Seagate-Ireland to authorize the purchase of Seagate-Ireland shares by subsidiaries of Seagate-Ireland, such that Seagate-Ireland's subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Seagate-Cayman share repurchase program. This authority will expire no later than 18 months after the date on which it takes effect.

        In order for a subsidiary of Seagate-Ireland to make an on-market purchase of Seagate-Ireland's shares, such shares must be purchased on a "recognized stock exchange." NASDAQ, on which the shares of Seagate-Ireland will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We expect that the Irish authorities will take appropriate steps in the near future to add the NASDAQ to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Seagate-Ireland, the proposed purchase contract must be authorized by special resolution of the shareholders of Seagate-Ireland before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Seagate-Ireland.

        The number of shares held by the subsidiaries of Seagate-Ireland at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Seagate-Ireland. While a subsidiary holds shares of Seagate-Ireland, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Seagate-Ireland by a subsidiary must be funded out of distributable reserves of the subsidiary.

Existing Share Repurchase Program

        On January 27, 2010, the board of directors of Seagate-Cayman authorized an Anti-Dilution Share Repurchase Program. The share repurchase program authorizes Seagate-Cayman to repurchase shares of its common shares to offset increases in diluted shares, such as those caused by employee stock plans and convertible debt, used in the determination of diluted net income per share. For the three months ended January 1, 2010, Seagate-Cayman's total shares used in the determination of diluted net income per share was approximately 520 million shares. The timing and number of shares to be repurchased by Seagate-Cayman will be dependent on general business and market conditions, cash flows generated by future operations, the price of Seagate-Cayman's common shares, cash requirements for other investing and financing activities, and maintaining compliance with Seagate-Cayman's debt covenants. The authority for the Anti-dilution Share Repurchase Program will continue until terminated by the board of directors of Seagate-Cayman.

        Prior to the consummation of the Transaction, we expect (i) the board of directors of Seagate-Ireland to authorize the repurchase of Seagate-Ireland shares by Seagate-Ireland and its subsidiaries and (ii) Seagate-Cayman and the nominee shareholders of Seagate-Ireland to authorize the purchase of Seagate-Ireland shares by subsidiaries of Seagate-Ireland, such that Seagate-Ireland and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Seagate-Cayman share repurchase program.

        As noted above, because repurchases of Seagate-Ireland shares by Seagate-Ireland can technically be effected as a redemption of those shares pursuant to the articles of association, such repurchases may be made whether or not the NASDAQ is a "recognized stock exchange" and shareholder approval for such repurchases will not be required.

        However, because purchases of Seagate-Ireland shares by subsidiaries of Seagate-Ireland may be made only on a "recognized stock exchange" and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Seagate-Ireland described above will be effective as of the later of (i) the Transaction Time and (ii) the date on which the NASDAQ becomes a recognized stock exchange for this purpose. This authorization will expire no later than 18 months after the date on which it takes effect and we expect that we would seek shareholder approval to renew this authorization at future annual general meetings.

Bonus Shares

        Under Seagate-Ireland's articles of association, upon the recommendation of the directors, the shareholders may by ordinary resolution authorize the directors to capitalize any amount for the time being standing to the credit of any of Seagate-Ireland's reserves (including any capital redemption reserve fund or share premium account) or to the credit of profit and loss account for issuance and distribution to shareholders as fully-paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution. An "ordinary resolution" of Seagate-Ireland requires approval by more than 50% of the votes cast at a meeting of shareholders by shareholders entitled to vote at the meeting.

Lien on Shares, Calls on Shares and Forfeiture of Shares

        Seagate-Ireland's articles of association provide that Seagate-Ireland will have a first and paramount lien on every share (not being a fully paid up share) for all moneys payable at a fixed time or called in respect of that share. Subject to the terms of their allotment the directors can also make calls upon the shareholders in respect of any moneys unpaid on their shares and if such payment is not forthcoming the shares in question may be liable to be forfeited. These provisions are standard inclusions in the articles of association of an Irish company limited by shares such as Seagate-Ireland and will only be applicable to shares of Seagate-Ireland that have not been fully paid.

Consolidation and Division; Subdivision

        Under its articles of association, Seagate-Ireland may by ordinary resolution consolidate and divide all or any of its share capital into shares of larger nominal value than its existing shares or subdivide its shares into smaller amounts than is fixed by its articles of association.

Reduction of Share Capital

        Seagate-Ireland may, by ordinary resolution, reduce its authorized share capital in any way. Seagate-Ireland also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way. The distributable reserves proposal discussed above in "Proposal Number Three: Creation of Distributable Reserves" involves a reduction of share capital, namely the share premium account of Seagate-Ireland, for purposes of Irish law.

Annual Meetings of Shareholders

        Seagate-Ireland will be required to hold an annual general meeting within 18 months of incorporation and at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting and no more than nine months after Seagate-Ireland's fiscal year-end. Seagate-Ireland plans to hold its first annual general meeting in 2010 if the Transaction is consummated. Under Irish law, the first annual general meeting of Seagate-Ireland is permitted to be held outside Ireland. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. We currently do not intend to hold annual general meetings in Ireland if the Transaction is consummated.

        Notice of an annual general meeting must be given to all shareholders of Seagate-Ireland and to the auditors of Seagate-Ireland. The articles of association of Seagate-Ireland provide for a minimum notice period of 21 days, which is the minimum permitted under Irish law.

        The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of new auditors and the fixing of the auditor's remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an existing auditor at an annual general meeting, the existing auditor will be deemed to have continued in office.

        Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve until the next annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board.

 Extraordinary General Meetings of Shareholders

        Extraordinary general meetings of Seagate-Ireland may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Seagate-Ireland carrying voting rights or (iii) on requisition of Seagate-Ireland's auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Seagate-Ireland as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof.

        Notice of an extraordinary general meeting must be given to all shareholders of Seagate-Ireland and to the auditors of Seagate-Ireland. Under Irish law, the minimum notice periods are 21 days notice in writing for an extraordinary general meeting to approve a special resolution and 14 days notice in writing for any other extraordinary general meeting. Because of the 21 day and 14 day requirements described in this paragraph, Seagate-Ireland's articles of association include provisions reflecting these requirements of Irish law.

        In the case of an extraordinary general meeting convened by shareholders of Seagate-Ireland, the proposed purpose of the meeting must be set out in the requisition notice. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Seagate-Ireland's shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21 day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

        If the board of directors becomes aware that the net assets of Seagate-Ireland are half or less of the amount of Seagate-Ireland's called-up share capital, the directors of Seagate-Ireland must convene an extraordinary general meeting of Seagate-Ireland's shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.

Quorum for General Meetings

        The presence, in person or by proxy, of the holders of not less than a majority of the issued and outstanding shares of the company entitled to vote at such meeting constitutes a quorum for the conduct of business. No business may take place at a general meeting of Seagate-Ireland if a quorum is not present in person or by proxy. The board of directors has no authority to waive quorum requirements stipulated in the articles of association of Seagate-Ireland. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker "non-vote" occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

Voting

        Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights may be exercised by shareholders registered in Seagate-Ireland's share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Seagate-Ireland's articles of association. The articles of association of Seagate-Ireland permit the appointment of proxies by the shareholders to be notified to Seagate-Ireland electronically in such manner as may be approved by the board.

        Seagate-Ireland's articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by (i) the chairman, (ii) at least 10 shareholders of record, as of the record date for the meeting, or (iii) any shareholder, or shareholders, holding not less than 10% of the total voting rights of Seagate-Ireland as of the record date for the meeting. Each Seagate-Ireland ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands.

        In accordance with the articles of association of Seagate-Ireland, the directors of Seagate-Ireland may from time to time cause Seagate-Ireland to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

        Treasury shares will not be entitled to be voted at general meetings of shareholders.

        Irish company law requires "special resolutions" of the shareholders at a general meeting to approve certain matters. A special resolution requires the approval of not less than 75% of the votes of Seagate-Ireland's shareholders cast at a general meeting where a quorum is present. This may be contrasted with "ordinary resolutions," which require a simple majority of the votes of Seagate-Ireland's shareholders cast at a general meeting.

        Examples of matters requiring special resolutions include:

  •
  amending the objects or memorandum of association of Seagate-Ireland;

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  amending the articles of association of Seagate-Ireland;

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  approving the change of name of Seagate-Ireland;

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  authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

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  opting out of pre-emption rights on the issuance of new shares;

  •
  re-registration of Seagate-Ireland from a plc as a private company;

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  variation of class rights attaching to classes of shares (where the articles of association do not provide otherwise);

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  purchase of own shares off-market;

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  the reduction of share capital;

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  sanctioning a compromise/scheme of arrangement;

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  resolving that Seagate-Ireland be wound up by the Irish courts;

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  resolving in favor of a shareholders' voluntary winding-up;

  •
  re-designation of shares into different share classes; and

  •
  setting the re-issue price of treasury shares.

Variation of Rights Attaching to a Class or Series of Shares

        Any variation of class or series rights attaching to the issued shares of Seagate-Ireland is addressed in the articles of association of Seagate-Ireland as well as the Irish Companies Acts and must be in accordance with the articles of association be approved by a special resolution of the class or series affected.

Inspection of Books and Records

        Under Irish law, shareholders have the right to: (i) receive a copy of the memorandum and articles of association of Seagate-Ireland and any act of the Irish Government which alters the memorandum of association of Seagate-Ireland; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of Seagate-Ireland; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors' interests and other statutory registers maintained by Seagate-Ireland; (iv) receive copies of balance sheets and directors' and auditors' reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive balance sheets of a subsidiary company of Seagate-Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding 10 years. The auditors of Seagate-Ireland will also have the right to inspect all books, records and vouchers of Seagate-Ireland. The auditors' report must be circulated to the shareholders with Seagate-Ireland's financial statements prepared in accordance with Irish law 21 days before the annual general meeting and must be read to the shareholders at Seagate-Ireland's annual general meeting.

Acquisitions

        There are a number of mechanisms for acquiring an Irish plc, including:

        (a)   a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (i) 75% of the voting shareholders by value; and (ii) 50% in number of the voting shareholders, at a meeting called to approve the scheme;

        (b)   through a tender offer by a third party for all of the shares of Seagate-Ireland. Where the holders of 80% or more of Seagate-Ireland's shares have accepted an offer for their shares in Seagate-Ireland, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its "squeeze out" right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Seagate-Ireland were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this threshold would be increased to 90%; and

        (c)   it is also possible for Seagate-Ireland to be acquired by way of a merger with an EU-incorporated company under the EU Cross-Border Mergers Directive 2005/56/EC. Such a merger must be approved by a special resolution. If Seagate-Ireland is being merged with another EU company under the EU Cross-Border Mergers Directive 2005/56/EC and the consideration payable to Seagate-Ireland's shareholders is not all in the form of cash, Seagate-Ireland's shareholders may be entitled to require their shares to be acquired at fair value.

        Under Irish law, there is no requirement for a company's shareholders to approve a sale, lease or exchange of all or substantially all of a company's property and assets. However, Seagate-Ireland's articles of association provide that an ordinary resolution of the shareholders is required to approve a sale, lease or exchange of all or substantially all of Seagate-Ireland's property and assets (other than a sale, lease or exchange to or with a subsidiary of Seagate-Ireland).

Appraisal Rights

        Generally, under Irish law, shareholders of an Irish company do not have dissenters or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish company limited by shares such as Seagate-Ireland and a company incorporated in the European Economic Area (the European Economic Area includes all member states of the EU and Norway, Iceland and Liechtenstein), a shareholder (i) who voted against the special resolution approving the merger or (ii) of a company in which 90% of the shares is held by the other company the party to the merger of the transferor company has the right to request that the company acquire its shares for cash.

Disclosure of Interests in Shares

        Under the Irish Companies Acts, there is a notification requirement for shareholders who acquire or cease to be interested in five percent of the shares of an Irish plc. A shareholder of Seagate-Ireland must therefore make such a notification to Seagate-Ireland if as a result of a transaction the shareholder will be interested in five percent or more of the shares of Seagate-Ireland; or if as a result of a transaction a shareholder who was interested in more than five percent of the shares of Seagate-Ireland ceases to be so interested. Where a shareholder is interested in more than five percent of the shares of Seagate-Ireland, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Seagate-Ireland. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of Seagate-Ireland's share capital. Where the percentage level of the shareholder's interest does not amount to a whole percentage this figure may be rounded down to the next whole number. All such disclosures should be notified to Seagate-Ireland within five business days of the transaction or alteration of the shareholder's interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above no right or interest of any kind whatsoever in respect of any shares in Seagate-Ireland concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated.

        In addition to the above disclosure requirement, Seagate-Ireland, under the Irish Companies Acts, may by notice in writing require a person whom Seagate-Ireland knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Seagate-Ireland's relevant share capital to: (i) indicate whether or not it is the case; and (ii) where such person holds or has during that time held an interest in the shares of Seagate-Ireland, to give such further information as may be required by Seagate-Ireland including particulars of such person's own past or present interests in shares of Seagate-Ireland. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.

        Where such a notice is served by Seagate-Ireland on a person who is or was interested in shares of Seagate-Ireland and that person fails to give Seagate-Ireland any information required within the reasonable time specified, Seagate-Ireland may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

        (a)   any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;

        (b)   no voting rights shall be exercisable in respect of those shares;

        (c)   no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

        (d)   no payment shall be made of any sums due from Seagate-Ireland on those shares, whether in respect of capital or otherwise.

        Where the shares in Seagate-Ireland are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

 Anti-Takeover Provisions

Irish Takeover Rules and Substantial Acquisition Rules

        A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Seagate-Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The "General Principles" of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.

General Principles

        The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

  •
  in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

  •
  the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

  •
  the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company's place of business;

  •
  false markets in the securities of the target company or any other company concerned by the offer must not be created;

  •
  a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

  •
  a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

  •
  a "substantial acquisition" of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

        If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Seagate-Ireland, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Seagate-Ireland if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

        A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Seagate-Ireland within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Seagate-Ireland ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the "look back" period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

        If the bidder or any of its concert parties has acquired ordinary shares of Seagate-Ireland (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Seagate-Ireland or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per Seagate-Ireland ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Seagate-Ireland in the 12 month period prior to the commencement of the offer period if the Irish Takeover Panel, having regard to the General Principles, considers it just and proper to do so.

        An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules

        The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Seagate-Ireland. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Seagate-Ireland is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of Seagate-Ireland and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.

Frustrating Action

        Under the Irish Takeover Rules, the board of directors of Seagate-Ireland is not permitted to take any action which might frustrate an offer for the shares of Seagate-Ireland once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:

        (a)   the action is approved by Seagate-Ireland's shareholders at a general meeting; or

        (b)   with the consent of the Irish Takeover Panel where:

            (i)  the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

           (ii)  the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

          (iii)  in accordance with a contract entered into prior to the announcement of the offer; or

          (iv)  the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

        For other provisions that could be considered to have an anti-takeover effect, please see above under "—Authorized Share Capital" (regarding issuance of preferred shares), "—Pre-emption Rights, Share Warrants and Share Options" and "—Disclosure of Interests in Shares," in addition to "—Corporate Governance," "Comparison of Rights of Shareholders and Powers of the Board of Directors—Election of Directors," "—Vacancies on Board of Directors," "—Removal of Directors," "—Amendment of Governing Documents" and "—Director Nominations; Proposals of Shareholders" below.

Corporate Governance

        The articles of association of Seagate-Ireland allocate authority over the day-to-day management of Seagate-Ireland to the board of directors. The board of directors may then delegate the management of Seagate-Ireland to committees (consisting of members of the board or other persons) or executives, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Seagate-Ireland. Seagate-Ireland will replicate the existing committees that are currently in place for Seagate-Cayman which include an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Strategic and Financial Transaction Committee. It also is the intention of Seagate-Ireland to adopt Seagate-Cayman's current Corporate Governance Guidelines, Code of Business Conduct and Ethics, Insider Trading Policy and any other policies or guidelines that have been approved by the board of directors of Seagate-Cayman and are in effect as of the Transaction Time.

Legal Name; Formation; Fiscal Year; Registered Office

        The legal and commercial name of Seagate-Ireland is Seagate Technology plc. Seagate-Ireland was incorporated in Ireland, as Hephaestus Public Limited Company on January 22, 2010 with company registration number 480010. Seagate-Ireland's fiscal year ends on the Friday closest to June 30 and Seagate-Ireland's registered address is Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland.

Duration; Dissolution; Rights upon Liquidation

        Seagate-Ireland's duration will be unlimited. Seagate-Ireland may be dissolved and wound up at any time by way of a shareholders' voluntary winding up or a creditors' winding up. In the case of a shareholders' voluntary winding-up, a special resolution of shareholders is required. Seagate-Ireland may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Seagate-Ireland has failed to file certain returns.

        The rights of the shareholders to a return of Seagate-Ireland's assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Seagate-Ireland's articles of association or the terms of any preferred shares issued by the directors of Seagate-Ireland from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up of Seagate-Ireland. If the articles of association contain no specific provisions in respect of a dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. Seagate-Ireland's articles of association provide that the ordinary shareholders of Seagate-Ireland are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.

 Uncertificated Shares

        Holders of ordinary shares of Seagate-Ireland will not have the right to require Seagate-Ireland to issue certificates for their shares. Seagate-Ireland will only issue uncertificated ordinary shares.

Stock Exchange Listing

        We intend to file an application with the NASDAQ to list the Seagate-Ireland ordinary shares that holders of Seagate-Cayman common shares will receive in the Transaction. We expect that, immediately following the Transaction Time, the Seagate-Ireland ordinary shares will be listed on the NASDAQ under the symbol "STX," the same symbol under which your Seagate-Cayman common shares are currently listed. We do not plan for Seagate-Ireland's ordinary shares to be listed on the Irish Stock Exchange.

No Sinking Fund

        The Seagate-Ireland ordinary shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

        The shares to be issued in the Transaction will be duly and validly issued and fully-paid.

Transfer and Registration of Shares

        Seagate-Ireland's share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Seagate-Ireland. A shareholder of Seagate-Ireland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Seagate-Ireland's official share register, as the depository or other nominee will remain the record holder of such shares.

        A written instrument of transfer is required under Irish law in order to register on Seagate-Ireland's official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Seagate-Ireland's official Irish share register. However, a shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not made in contemplation of a sale of the shares.

        Any transfer of Seagate-Ireland shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent. Seagate-Ireland's articles of association allow Seagate-Ireland, in its absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty, which is the legal obligation of a buyer. In the event of any such payment, Seagate-Ireland is (on behalf of itself or its affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion), and (iii) claim a lien against the Seagate-Ireland shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Seagate-Ireland shares has been paid unless one or both of such parties is otherwise notified by us.

        Seagate-Ireland's articles of association as they will be in effect after the Transaction delegate to Seagate-Ireland's Secretary the authority to execute an instrument of transfer on behalf of a transferring party.

        In order to help ensure that the official share register is regularly updated to reflect trading of Seagate-Ireland shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with such transfer and that we will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Seagate-Ireland for this purpose) or request that Seagate-Ireland execute an instrument of transfer on behalf of the transferring party in a form determined by Seagate-Ireland. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Seagate-Ireland's transfer agent, the buyer will be registered as the legal owner of the relevant shares on Seagate-Ireland's official Irish share register (subject to the matters described below).

        The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.

 COMPARISON OF RIGHTS OF SHAREHOLDERS AND
POWERS OF THE BOARD OF DIRECTORS

        Your rights as a common shareholder of Seagate-Cayman and the relative powers of Seagate-Cayman's board of directors are governed by Cayman Islands law and Seagate-Cayman's memorandum and articles of association. After the Transaction, you will become a shareholder of Seagate-Ireland, and your rights and the relative powers of Seagate-Ireland's board of directors will be governed by Irish law and Seagate-Ireland's memorandum and articles of association as they will be in effect after the Transaction.

        Many of the principal attributes of Seagate-Cayman's common shares and Seagate-Ireland's ordinary shares will be similar. However, there are differences between what your rights are under Cayman Islands law and what they will be after the Transaction under Irish law. In addition, there are differences between Seagate-Cayman's memorandum and articles of association and Seagate-Ireland's memorandum and articles of association as they will be in effect after the Transaction, especially as it relates to changes (i) that are required by Irish law (i.e., certain provisions of the Seagate-Cayman articles of association were not replicated in the Seagate-Ireland articles of association because Irish law would not permit such replication, and certain provisions were included in the Seagate-Ireland articles of association although they were not in the Seagate-Cayman articles of association because Irish law requires such provisions to be included in the articles of association of an Irish plc), or (ii) that are necessary in order to preserve the current rights of shareholders and powers of the board of directors of Seagate following the Transaction.

        The following discussion is a summary of material changes in your rights resulting from the Transaction. This summary does not cover all of the differences between Irish law and Cayman Islands law affecting companies and their shareholders or all the differences between Seagate-Cayman's memorandum and articles of association and Seagate-Ireland's memorandum and articles of association. This summary is subject to the complete text of the relevant provisions of the Irish Companies Acts, the Cayman Islands Companies Law, Seagate-Cayman's memorandum and articles of association and Seagate-Ireland's memorandum and articles of association as they will be in effect after the Transaction. We encourage you to read those laws and documents carefully.

        The form of Seagate-Ireland's memorandum and articles of association substantially as they will be in effect after the Transaction are attached as Annex B to this proxy statement. For information as to how you can obtain Seagate-Cayman's memorandum and articles of association, please see "Where You Can Find More Information." Except where otherwise indicated, the discussion of Seagate-Ireland below reflects Seagate-Ireland's memorandum and articles of association as those documents will be in effect upon completion of the Transaction.

COMPARISON OF CORPORATE GOVERNANCE PROVISIONS

Provision	Seagate-Cayman	Seagate-Ireland

CAPITALIZATION
Authorized Share Capital
The authorized share capital of Seagate-Cayman is US$13,500, consisting of (i) 1,250,000,000 common shares, par value US$0.00001 per share and (ii) 100,000,000 undesignated preferred shares with a par value of US$0.00001 per share.
The authorized share capital of Seagate-Ireland is €40,000 and US$13,500 divided into 40,000 ordinary shares with a nominal value of €1 per share, 1,250,000,000 ordinary shares with a nominal value of US$0.00001 per share and 100,000,000 preferred shares with a nominal value of US$0.00001 per share. The authorized share capital includes 40,000 ordinary shares with a nominal value of €1 per share in order to satisfy statutory requirements for Irish public limited companies commencing operations.

Under Seagate-Cayman's articles of association, the directors of Seagate-Cayman may issue new common or preferred shares out of authorized but unissued share capital, at such times and on such terms as the directors think proper, without obtaining additional shareholder approval. Further, the Board may determine the preferred, deferred qualified or other rights or restrictions, whether in regard to dividends, voting, return of share capital, or otherwise, that will attach to such common or preferred shares
In accordance with Seagate-Cayman's articles of association, and the provisions of the Cayman Islands Companies Law, the authorized share capital may be increased, altered or reduced by way of a resolution of a majority of votes cast by Seagate-Cayman's shareholders at a general meeting.

As permitted by Cayman Islands law, Seagate-Cayman may issue fractional shares, but Seagate-Cayman does not currently have fractional shares outstanding.
Seagate-Ireland may issue shares subject to the maximum prescribed by its authorized share capital contained in its memorandum and articles of association. The authorized share capital may be increased or reduced by way of an ordinary resolution of Seagate-Ireland's shareholders. The shares comprising the authorized share capital of Seagate-Ireland may be divided into shares of such nominal value as the resolution shall prescribe. As a matter of Irish company law, the directors of a company may issue new ordinary or preferred shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. An ordinary resolution requires the approval of over 50% of the votes of a company's shareholders cast at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders of the company by an ordinary resolution. Because of this requirement of Irish law, which does not have an analog under Cayman Islands law, the articles of association of Seagate-Ireland authorize the board of directors of Seagate-Ireland to issue new ordinary or preferred shares without shareholder approval for a period of five years from the date of adoption of such articles of association which is expected to be effective in the fourth quarter of fiscal year 2010, even though the Seagate-Cayman articles of association do not include an analogous provision.

The rights and restrictions to which the ordinary shares will be subject will be prescribed in Seagate-Ireland's articles of association. Seagate-Ireland's articles of association entitle the board of directors, without shareholder approval, to determine

Provision	Seagate-Cayman	Seagate-Ireland
the terms of the preferred shares issued by Seagate-Ireland. The Seagate-Ireland board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of shares, to provide from time to time for the issuance of other classes or series of preferred shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation and other rights, redemption, repurchase or exchange rights and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Unlike Cayman Islands law, Irish law does not recognize fractional shares held of record. Accordingly, Seagate-Ireland's articles of association do not provide for the issuance of fractional shares of Seagate-Ireland, and the official Irish register of Seagate-Ireland will not reflect any fractional shares.
Issued Share Capital	At March 4, 2010, 488,522,404 common shares of Seagate-Cayman were issued and outstanding.
Immediately prior to the Transaction, the issued share capital of Seagate-Ireland will be €40,000, comprised of 40,000 ordinary shares, with nominal value of €1 per share (the "Euro Share Capital"). In connection with the consummation of the Transaction, the Euro Share Capital will be acquired for no consideration by Seagate-Ireland and will then be cancelled by Seagate-Ireland. Seagate-Ireland will simultaneously issue a number of ordinary shares with a nominal value of US$0.00001 per share each that is equal to the number of Seagate-Cayman common shares that will be cancelled as part of the Transaction. All shares issued upon completion of the Transaction will be issued as fully-paid up and non-assessable.
Reduction of Share Capital
Seagate-Cayman may, by special resolution of its shareholders, reduce its authorized but unissued share capital. No court approval is required for a reduction of authorized but unissued share capital. Seagate-Cayman may also by a special resolution of its shareholders and, subject to confirmation by the Cayman Court, authorize the reduction in any manner of its issued share capital or any share premium account.
Seagate-Ireland may, by ordinary resolution, reduce its authorized share capital in any way. Seagate-Ireland also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital in any way. The distributable reserves proposal discussed above in "Proposal Number Three: Creation of Distributable Reserves" involves a reduction of share capital, namely the share premium account of Seagate-Ireland, for purposes of Irish law.
PRE-EMPTION RIGHTS, SHARE WARRANTS AND SHARE OPTIONS	Common shareholders do not have pre-emption rights under the Cayman Islands Companies Law or in Seagate-Cayman's	Under Irish law certain statutory pre-emption rights apply automatically in favor of shareholders where shares are to be issued

Provision	Seagate-Cayman	Seagate-Ireland
articles of association over further issuances of shares of Seagate-Cayman. As a result the directors may authorize the issuance of shares without offering the shares to each holder of common shares, including issuances that could discourage a takeover or other transaction as described below under "—Other Anti-Takeover Measures."
There are no statutory provisions that prescribe or restrict the issuance of share options or warrants. The articles of association of Seagate Cayman provide that the board is authorised from time to time, in its discretion, to grant to such persons for such periods and upon such terms as the board think proper, options rights or warrants to purchase such number of shares of any class of shares or of any series of any class as the board deem advisable.	for cash. However, Seagate-Ireland has opted out of these pre-emption rights in its articles of association as permitted under Irish company law. Because Irish law requires this opt-out to be renewed at least every five years by a special resolution of the shareholders and there is no analogous provision of Cayman Islands law, Seagate-Ireland's articles of association provide that this opt-out must be so renewed, even though Seagate-Cayman's articles of association do not include an analogous provision. A special resolution requires the approval of not less than 75% of the votes of Seagate-Ireland's shareholders cast at a general meeting. If the opt-out is not renewed, shares issued for cash must be offered to pre-existing shareholders of Seagate-Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration (such as in a stock-for-stock acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution).

 The articles of association of Seagate-Ireland provide that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which Seagate-Ireland is subject, the board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Acts provide that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. The board of Seagate-Ireland may issue shares upon exercise of warrants or options without shareholder approval or authorization (up to the relevant authorized share capital limit). In connection with the Transaction, Seagate-Ireland will also assume, on a one-for-one basis, Seagate-Cayman's existing obligations to deliver shares under our equity incentive plans and other similar equity awards pursuant to the terms thereof.

The Irish Companies Acts prohibit an Irish company from allotting shares for "nil" or no consideration. Accordingly, the nominal value

Provision	Seagate-Cayman	Seagate-Ireland
of the shares issued underlying any restricted share award, restricted share unit, performance shares awards, bonus shares or any other share-based grants must be paid pursuant to the Irish Companies Acts.
DISTRIBUTIONS AND DIVIDENDS; REPURCHASES AND REDEMPTIONS
Distributions and Dividends
Under Cayman Islands law, the directors may declare the payment of dividends to shareholders out of Seagate-Cayman's (1) profits available for distribution, or (2) "share premium account," which represents the excess of the price paid to Seagate-Cayman on the issue of its shares over the par or "nominal" value of those shares and is similar to the U.S. law concept of additional paid-in capital. However, no dividends may be paid if, after payment, Seagate-Cayman would not be able to pay its debts as they come due in the ordinary course of business.

 Dividends on common shares, if any, are at the discretion of the directors and depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the directors deems relevant, as well as our ability to pay dividends in compliance with the Cayman Companies Law. Under Cayman Islands law, Seagate-Cayman is not required to present proposed dividends or distributions to its shareholders for approval or adoption. Seagate-Cayman may pay dividends in any currency.
The directors are also entitled to issue shares with preferred rights to participate in dividends declared by Seagate-Cayman. The holders of such preferred shares may, depending on their terms, rank senior to the common shares with respect to dividends.
Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable Reserves generally means the accumulated realized profits of Seagate-Ireland less accumulated realized losses of Seagate-Ireland and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless the net assets of Seagate-Ireland are equal to, or in excess of, the aggregate of Seagate-Ireland's called up share capital plus undistributable reserves and the distribution does not reduce Seagate-Ireland's net assets below such aggregate. Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which Seagate-Ireland's accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed Seagate-Ireland's accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.

 The determination as to whether or not Seagate-Ireland has sufficient distributable reserves to fund a dividend must be made by reference to "relevant accounts" of Seagate-Ireland. The "relevant accounts" will be either the last set of unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Acts, which give a "true and fair view" of Seagate-Ireland's unconsolidated financial position and accord with accepted accounting practice. The relevant accounts must be filed in the Companies Registration Office (the official public registry for companies in Ireland).
Although Seagate-Ireland will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves."
The mechanism as to who declares a dividend and when a dividend shall become payable is governed by the articles of association of Seagate-Ireland. Seagate-Ireland's articles of

Provision	Seagate-Cayman	Seagate-Ireland
association authorize the directors to declare such dividends as appear justified from the profits of Seagate-Ireland without the approval of the shareholders at a general meeting. The board of directors may also recommend a dividend to be approved and declared by the shareholders at a general meeting. The board of directors may direct that the payment be made by distribution of assets, shares or cash and no dividend issued may exceed the amount recommended by the directors. The dividends can be declared and paid in the form of cash or non-cash assets. Although the provisions of Seagate-Ireland's articles of association described in this paragraph are different from the analogous provisions of Seagate-Cayman's articles of association, these differences are required due to differences between Irish law and Cayman Islands law with respect to distributions and dividends.

 Seagate-Ireland may pay dividends in U.S. dollars or any other currency.
The directors of Seagate-Ireland may deduct from any dividend payable to any shareholder all sums of money (if any) payable by such shareholder to Seagate-Ireland in relation to the shares of Seagate-Ireland.
The directors of Seagate-Ireland are also entitled to issue shares with preferred rights to participate in dividends declared by Seagate-Ireland. The holders of such preferred shares may, depending on their terms rank senior to the Seagate-Ireland ordinary shares in terms of dividend rights and/or be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.
For information about the Irish tax issues relating to dividend payments, please see "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations."
Share Repurchases, Redemptions and Conversions
Under the articles of association of Seagate-Cayman and the Cayman Islands Companies Law, issued shares may be repurchased or redeemed by the company out of profits, from proceeds of a fresh issue of shares made for that purpose, out of capital or out of the share premium account, in such circumstances and on such terms as may be agreed by the directors and the holder of the shares to be repurchased or redeemed (provided that the company has the ability to pay its debts as they come due in the ordinary course of business). The Cayman Islands Companies Law requires that the articles of association
Seagate-Ireland's articles of association provide that any ordinary share which Seagate-Ireland has agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by Seagate-Ireland will technically be effected as a redemption of those shares as described below under "—Repurchases and Redemptions by Seagate-Ireland." If the articles of association of Seagate-Ireland did not contain such provision, repurchases by Seagate-Ireland would be subject to many of the same rules that apply to purchases of

Provision	Seagate-Cayman	Seagate-Ireland
of a Cayman Islands company set out, or the shareholders approve, the manner of any repurchase of shares of the company.
The articles of association of Seagate-Cayman provides that common shares may be repurchased provided that such repurchase is in accordance with the relevant code, rules, regulations applicable to the listing of the common shares on a stock exchange such as NASDAQ where the common shares are currently listed.
As a matter of Cayman Islands law, no share may be redeemed or repurchased unless it is fully paid up and unless such redemption or repurchase is not of all outstanding shares. No share may be redeemed after a company has commenced liquidation.

 Redeemed or repurchased shares of Seagate-Cayman will automatically be cancelled. Cayman Islands law does not recognize any concept of treasury shares.
Under Cayman Islands law, it is permissible for a Cayman Islands or non-Cayman Islands subsidiary to purchase shares of Seagate-Cayman. While the subsidiary holds the shares of Seagate-Cayman, there is no statutory prohibition with respect to such shareholder exercising voting rights in respect of those shares; however, there may be circumstances in which such shares could not be voted by the subsidiary.	Seagate-Ireland shares by subsidiaries described below under "—Purchases by Subsidiaries of Seagate-Ireland," including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a "recognized stock exchange." Because Cayman Islands law does not impose such requirements with respect to share repurchases by Seagate-Cayman and we desired to preserve the status quo with respect to share repurchases to the greatest extent possible after the Transaction, a provision was included in the Seagate-Ireland articles of association, even though there is no analogous provision in the Seagate-Cayman articles of association. Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back ordinary shares of Seagate-Ireland, we are referring to the redemption of ordinary shares by Seagate-Ireland pursuant to such provision of the articles of association or the purchase of ordinary shares of Seagate-Ireland by a subsidiary of Seagate-Ireland, in each case in accordance with Seagate-Ireland's articles of association and Irish company law as described below.

 Repurchases and Redemptions by Seagate-Ireland

Under Irish law, a company can issue redeemable shares and redeem them out of distributable reserves (which are described above under "—Distributions and Dividends") or the proceeds of a new issue of shares for that purpose. Although Seagate-Ireland will not have any distributable reserves immediately following the Transaction Time, we are taking steps to create such distributable reserves. Please see "Risk Factors" and "Proposal Number Three: Creation of Distributable Reserves." The issue of redeemable shares may only be made by Seagate-Ireland where the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of the total issued share capital of Seagate-Ireland. All redeemable shares must also be fully-paid and the terms of redemption of the shares must provide for payment on redemption. Redeemable shares may, upon redemption, be cancelled or held in treasury. Based on the provision of Seagate-Ireland's articles described above, shareholder approval will not be required to redeem Seagate-Ireland shares.

COMPARISON OF CORPORATE GOVERNANCE PROVISIONS

Provision	Seagate-Cayman	Seagate-Ireland
Seagate-Ireland may also be given an additional general authority to purchase its own shares on-market which would take effect on the same terms and be subject to the same conditions as applicable to purchases by Seagate-Ireland's subsidiaries as described below.
The board of directors of Seagate-Ireland will also be entitled to issue preferred shares which may be redeemed at the option of either Seagate-Ireland or the shareholder, depending on the terms of such preferred shares. Please see above under "—Capitalization—Authorized Share Capital" for additional information on preferred shares.
Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by Seagate-Ireland at any time must not exceed 10% of the nominal value of the issued share capital of Seagate-Ireland. Seagate-Ireland cannot exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be cancelled by Seagate-Ireland or re-issued subject to certain conditions.

 Purchases by Subsidiaries of Seagate-Ireland

 Under Irish law, it may be permissible for an Irish or non-Irish subsidiary to purchase shares of Seagate-Ireland either on-market or off-market. A general authority of the shareholders of Seagate-Ireland (by way of ordinary resolution) is required to allow a subsidiary of Seagate-Ireland to make on-market purchases of Seagate-Ireland shares. However, as long as this general authority has been granted, no specific shareholder authority for a particular on-market purchase by a subsidiary of Seagate-Ireland shares is required. Prior to the Transaction Time, we expect Seagate-Cayman together with the nominee shareholders of Seagate-Ireland to authorize the purchase of Seagate-Ireland shares by subsidiaries of Seagate-Ireland, such that Seagate-Ireland's subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Seagate-Cayman share repurchase program. This authority will expire no later than 18 months after the date on which it takes effect.

In order for a subsidiary of Seagate-Ireland to make an on-market purchase of Seagate-Ireland's shares, such shares must be purchased on a "recognized stock exchange."

Provision	Seagate-Cayman	Seagate-Ireland
NASDAQ, on which the shares of Seagate-Ireland will be listed following the Transaction, is not currently specified as a recognized stock exchange for this purpose by Irish company law. We expect the Irish authorities will take appropriate steps in the near future to add NASDAQ to the list of recognized stock exchanges. For an off-market purchase by a subsidiary of Seagate-Ireland, the proposed purchase contract must be authorized by special resolution of the shareholders of Seagate-Ireland before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of Seagate-Ireland.

 The number of shares held by the subsidiaries of Seagate-Ireland at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of Seagate-Ireland. While a subsidiary holds shares of Seagate-Ireland, it cannot exercise any voting rights in respect of those shares. The acquisition of the shares of Seagate-Ireland by a subsidiary must be funded out of distributable reserves of the subsidiary.
Existing Share Repurchase Program

On January 27, 2010, the board of directors of Seagate-Cayman authorized an Anti-Dilution Share Repurchase Program. The share repurchase program authorizes Seagate-Cayman to repurchase shares of its common shares to offset increases in diluted shares, such as those caused by employee stock plans and convertible debt, used in the determination of diluted net income per share. For the three months ended January 1, 2010, Seagate-Cayman's total shares used in the determination of diluted net income per share was approximately 520 million shares. The timing and number of shares to be repurchased by Seagate-Cayman will be dependent on general business and market conditions, cash flows generated by future operations, the price of Seagate-Cayman's common shares, cash requirements for other investing and financing activities, and maintaining compliance with Seagate-Cayman's debt covenants. The authority for the Anti-dilution Share Repurchase Program will continue until terminated by the board of directors of Seagate-Cayman.

Provision	Seagate-Cayman	Seagate-Ireland
Prior to the consummation of the Transaction, we expect (i) the board of directors of Seagate-Ireland to authorize the repurchase of Seagate-Ireland shares by Seagate-Ireland and its subsidiaries and (ii) Seagate-Cayman and the nominee shareholders of Seagate-Ireland to authorize the purchase of Seagate-Ireland shares by subsidiaries of Seagate-Ireland, such that Seagate-Ireland and its subsidiaries will be authorized to purchase shares in an aggregate amount approximately equal to the then remaining authorization under the existing Seagate-Cayman share repurchase program.
As noted above, because repurchases of Seagate-Ireland shares by Seagate-Ireland can technically be effected as a redemption of those shares pursuant to the articles of association, such repurchases may be made whether or not the NASDAQ is a "recognized stock exchange" and shareholder approval for such repurchases will not be required.

However, because purchases of Seagate-Ireland shares by subsidiaries of Seagate-Ireland may be made only on a "recognized stock exchange" and only if the required shareholder approval has been obtained, we expect that the shareholder authorization for purchases by subsidiaries of Seagate-Ireland described above will be effective as of the later of (i) the Transaction Time and (ii) the date on which the NASDAQ becomes a recognized stock exchange for this purpose. This authorization will expire no later than 18 months after the date on which it takes effect and we expect that we would seek shareholder approval to renew this authorization at future annual general meetings.
Bonus Shares
Under Seagate-Cayman's articles of association, upon the recommendation of the directors, the shareholders by ordinary resolution may authorize the directors to capitalize any amount credited to any reserve account or any amount available for distribution, and use such amount for issuance to shareholders as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution. An "ordinary resolution" of Seagate-Cayman requires approval by more than 50% of the votes cast at a meeting of shareholders by shareholders entitled to vote at that meeting.
Under Seagate-Ireland's articles of association, upon recommendation of the board of directors, the shareholders by ordinary resolution may authorize the board of directors to capitalize any amount for the time being standing to the credit of any of Seagate-Ireland's reserves (including any capital redemption reserve fund or share premium account) or to the credit of profit and loss account for issuance and distribution to shareholders as fully-paid up bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution. An "ordinary resolution" of Seagate-Ireland requires approval by more than 50% of the votes cast at a meeting of shareholders by shareholders entitled to vote at that meeting.

Provision	Seagate-Cayman	Seagate-Ireland
Lien on Shares, Calls on Shares and Forfeiture of Shares	Seagate-Cayman's articles of association do not include provisions related to a lien on shares, calls on shares and forfeiture of shares analogous to the provisions of Seagate-Ireland's articles of association described in the adjacent column. Seagate-Cayman's articles of association provide that all shares shall be issued fully paid.	Seagate-Ireland's articles of association provide that Seagate-Ireland will have a first and paramount lien on every share (not being a fully paid up share) for all moneys payable at a fixed time or called in respect of that share. Subject to the terms of their allotment the directors can also make calls upon the shareholders in respect of any moneys unpaid on their shares and if such payment is not forthcoming the shares in question may be liable to be forfeited. These provisions are standard inclusions in the articles of association of Irish companies limited by shares and will only be applicable to shares of Seagate-Ireland that have not been fully paid up.
SHAREHOLDER APPROVAL OF BUSINESS COMBINATIONS
There are a number of mechanisms for acquiring a Cayman Islands company, including:
(a) a court-approved "scheme of arrangement" under the Cayman Islands Companies Law. A scheme of arrangement with one or more class or series of shareholders requires the sanction of the scheme of arrangement by the Cayman Court and the approval of (1) a majority in number of the registered holders of each participating class or series of shares voting on the scheme of arrangement, (2) representing 75% or more in value of the shares of each participating class or series voted on such proposal at the relevant meeting. Shares held by the acquiring party are excluded from the tally of any vote on the scheme;

(b) through a tender offer by a third party. The Cayman Islands Companies Law provides that when an offer is made for shares of any class or series of a Cayman Islands company and, within four months of the offer, the holders of not less than 90% of the outstanding shares of such class or series accept the offer, the offeror may, for two months after that four-month period, require the remaining shareholders of the relevant class to transfer their shares on the same terms as the original offer. In those circumstances, non-tendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the non-tendering shareholder, the non-tendering shareholder is able to convince a Cayman Islands court to order otherwise; and
There are a number of mechanisms for acquiring an Irish plc, including:
(a) a court-approved scheme of arrangement under the Irish Companies Acts. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of: (i) 75% of the voting shareholders by value; and (ii) 50% in number of the voting shareholders, at a meeting called to approve the scheme;
(b) through a tender offer by a third party for all of the shares of Seagate-Ireland. Where the holders of 80% or more of Seagate-Ireland's shares have accepted an offer for their shares in Seagate-Ireland, the remaining shareholders may be statutorily required to also transfer their shares. If the bidder does not exercise its "squeeze out" right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms. If shares of Seagate-Ireland were listed on the Irish Stock Exchange or another regulated stock exchange in the EU, this threshold would be increased to 90%; and

(c) it is also possible for Seagate-Ireland to be acquired by way of a merger with an EU-incorporated company under the EU Cross-Border Mergers Directive 2005/56/EC. Such a merger must be approved by a special resolution. If Seagate-Ireland is being merged with another EU company under the EU Cross-Border Mergers Directive 2005/56/EC and the consideration payable to Seagate-Ireland's shareholders is not all in the form of cash, Seagate-Ireland's shareholders may be entitled to require their shares to be acquired at fair value.

Provision	Seagate-Cayman	Seagate-Ireland
(c) through a merger or consolidation between Seagate-Cayman and a company incorporated in the Cayman Islands or another jurisdiction (provided the merger or consolidation is allowed by the laws of that other jurisdiction) and the surviving company is a Cayman Islands company. Authorization of the merger or consolidation requires either: (1) adoption of a special resolution under Cayman Islands law by the shareholders of each constituent company entitled to vote if the shares to be issued to each shareholder in the consolidated or the surviving company will have the same rights and economic value as the shares the shareholder owned in the relevant constituent company; or (2) adoption of a resolution by the shareholders of each constituent company, including holders of any outstanding preference shares, in each case voting together as one class, by the affirmative vote of a majority in number of the holders of each company's shares representing 75% or more in value of the shares present and voting, whether in person or by proxy. In addition, the consent of each holder of a fixed or floating security interest of either constituent company must be obtained, unless the court waives such requirement.

	Under Seagate-Cayman's articles of association shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of Seagate-Cayman.	Under Irish law, there is no requirement for a company's shareholders to approve a sale, lease or exchange of all or substantially all of a company's property and assets. However, Seagate-Ireland's articles of association provide that an ordinary resolution of the shareholders is required to approve a sale, lease or exchange of all or substantially all of Seagate-Ireland's property and assets (other than a sale, lease or exchange to a subsidiary of Seagate-Ireland).

Provision	Seagate-Cayman	Seagate-Ireland

DISCLOSURE OF INTERESTS IN SHARES	The Cayman Islands Companies Law does not include provisions related to disclosure of interests in shares analogous to the provisions of the Irish Companies Acts described adjacent.	Under Irish law, there is a notification requirement for shareholders who acquire or cease to be interested in five percent of the shares of an Irish plc. A shareholder of Seagate-Ireland must therefore make such a notification to Seagate-Ireland if as a result of a transaction the shareholder will be interested in five percent or more of the shares of Seagate-Ireland; or if as a result of a transaction a shareholder who was interested in more than five percent of the shares of Seagate-Ireland ceases to be so interested. Where a shareholder is interested in more than five percent of the shares of Seagate-Ireland, any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction, must be notified to Seagate-Ireland. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of Seagate-Ireland's share capital. Where the percentage level of the shareholder's interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. All such disclosures should be notified to Seagate-Ireland within five business days of the transaction or alteration of the shareholder's interests that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any shares in Seagate-Ireland concerned, held by such person, shall be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the court to have the rights attaching to the shares concerned reinstated. In addition to the above disclosure requirement, Seagate-Ireland, under the Irish Companies Acts, may by notice in writing require a person whom Seagate-Ireland knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in Seagate-Ireland's relevant share capital to: (i) indicate whether or not it is the case; and

Provision	Seagate-Cayman	Seagate-Ireland
(ii) where such person holds or has during that time held an interest in the shares of Seagate-Ireland, to give such further information as may be required by Seagate-Ireland including particulars of such person's own past or present interests in shares of Seagate-Ireland. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.
Where such a notice is served by Seagate-Ireland on a person who is or was interested in shares of Seagate-Ireland and that person fails to give Seagate-Ireland any information required within the reasonable time specified, Seagate-Ireland may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Acts, the restrictions that may be placed on the shares by the court are as follows:

 (a) any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, shall be void;
(b) no voting rights shall be exercisable in respect of those shares;
(c) no further shares shall be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and
(d) no payment shall be made of any sums due from Seagate-Ireland on those shares, whether in respect of capital or otherwise.
Where the shares in Seagate-Ireland are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.
APPRAISAL RIGHTS
Neither Cayman Islands law nor Seagate-Cayman's articles of association specifically provide for appraisal rights. However, in connection with the compulsory transfer of shares to a 90% shareholder of a Cayman Islands company as described above under "—Shareholder Approval of Business Combinations," a minority shareholder may, within one month of receiving notice of the compulsory transfer, apply to the court to object to that transfer. In these circumstances, the burden is on the minority shareholder to show that the court should exercise its discretion to prevent the compulsory transfer.
Generally, under Irish law, shareholders of an Irish company do not have dissenters or appraisal rights. Under the European Communities (Cross-Border Mergers) Regulations 2008 governing the merger of an Irish company limited by shares such as Seagate-Ireland and a company incorporated in the European Economic Area (the European Economic Area includes all member states of the EU and Norway, Iceland and Liechtenstein), a shareholder (i) who voted against the special resolution approving the merger or (ii) of a company in which 90% of the shares is held by the other company the party to the merger of the transferor company has the right to request that the company acquire its shares for cash.

Provision	Seagate-Cayman	Seagate-Ireland

OTHER ANTI-TAKEOVER MEASURES	Seagate-Cayman does not have a shareholder rights plan, and there is little case law on the enforceability of such plans under Cayman Islands law, but Seagate-Cayman believes a shareholder rights plan could be implemented under Cayman Islands law without shareholder approval. In the adoption of such a plan, the powers of the directors must be used for a proper purpose.
The directors also have power to issue any authorized and unissued Seagate-Cayman shares on such terms and conditions as it may determine and any such action should be taken in the best interests of Seagate-Cayman. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the common shares believe to be in their best interests or in which holders of common shares might receive a premium for their shares over the then-market price of the shares.

The Cayman Islands Companies Law does not include statutory provisions analogous to the provisions of the Irish Takeover Rules described adjacent.	Shareholder Rights Plans and Share Issuances

 Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure. However, there is no directly relevant case law on the validity of such plans under Irish law. In any event, such a plan would be subject to the Irish Takeover Rules described below.
Subject to the Irish Takeover Rules described below, the board also has power to issue any authorized and unissued shares of Seagate-Ireland on such terms and conditions as it may determine and any such action should be taken in the best interests of Seagate-Ireland. It is possible, however, that the terms and conditions of any issue of preferred shares could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

 Irish Takeover Rules and Substantial Acquisition Rules

 A transaction by virtue of which a third party is seeking to acquire 30% or more of the voting rights of Seagate-Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The "General Principles" of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.
General Principles

The Irish Takeover Rules are built on the following General Principles which will apply to any transaction regulated by the Irish Takeover Panel:

•       in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

• the holders of securities in the target company must have sufficient time to allow them to make an informed decision regarding the offer;

Provision	Seagate-Cayman	Seagate-Ireland

•       the board of a company must act in the interests of the company as a whole. If the board of the target company advises the holders of securities as regards the offer it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company's place of business;

• false markets in the securities of the target company or any other company concerned by the offer must not be created;
• a bidder can only announce an offer after ensuring that he or she can fulfill in full the consideration offered;

•       a target company may not be hindered longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•       a "substantial acquisition" of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid

If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties to shares carrying 30% or more of the voting rights in Seagate-Ireland, the acquirer and, depending on the circumstances, its concert parties would be required (except with the consent of the Irish Takeover Panel) to make a cash offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12 months.

This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in Seagate-Ireland if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a twelve-month period. A single holder (that is, a holder excluding any parties acting in concert with the holder) holding more than 50% of the voting rights of a company is not subject to this rule.

Provision	Seagate-Cayman	Seagate-Ireland
Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements

 A voluntary offer is an offer that is not a mandatory offer. If a bidder or any of its concert parties acquire ordinary shares of Seagate-Ireland within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for Seagate-Ireland ordinary shares by the bidder or its concert parties during that period. The Irish Takeover Panel has the power to extend the "look back" period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.

 If the bidder or any of its concert parties has acquired ordinary shares of Seagate-Ireland (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of the total ordinary shares of Seagate-Ireland or (ii) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per Seagate-Ireland ordinary share shall be not less than the highest price paid by the bidder or its concert parties during, in the case of (i), the period of 12 months prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with its concert parties, has acquired less than 10% of the total ordinary shares of Seagate-Ireland in the 12 month period prior to the commencement of the offer period if the Irish Takeover Panel, having regard to the General Principles, considers it just and proper to do so.

 An offer period will generally commence from the date of the first announcement of the offer or proposed offer.
Substantial Acquisition Rules

The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of Seagate-Ireland. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of Seagate-Ireland is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights

Provision	Seagate-Cayman	Seagate-Ireland
of Seagate-Ireland and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.
Frustrating Action

Under the Irish Takeover Rules, the board of directors of Seagate-Ireland is not permitted to take any action which might frustrate an offer for the shares of Seagate-Ireland once the board of directors has received an approach which may lead to an offer or has reason to believe an offer is imminent except as noted below. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the board has reason to believe an offer is imminent. Exceptions to this prohibition are available where:
		(a)	the action is approved by Seagate-Ireland's shareholders at a general meeting; or
		(b)	with the consent of the Irish Takeover Panel where:
			(i)	the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;
			(ii)	the holders of 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;
			(iii)	in accordance with a contract entered into prior to the announcement of the offer; or
			(iv)	the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above under "—Authorized Share Capital," "—Pre-emption Rights, Share Warrants and Share Options" and "—Disclosure of Interests in Shares," in addition to "—Election of Directors," "—Vacancies on Board of Directors," "—Removal of

Provision	Seagate-Cayman	Seagate-Ireland
Directors," "—Board and Committee Composition; Management," "—Amendment of Governing Documents" and "—Director Nominations; Proposals of Shareholders" below.
ELECTION OF DIRECTORS
Seagate-Cayman's articles of association provide that the board of directors will consist of not less than one nor more than 15 persons, with the exact number in that range to be set from time to time by the board of directors provided that so long as the common shares are listed on a stock exchange such as the NASDAQ, the board of directors includes such number of independent directors as required by the relevant code, rules or regulations applicable to such listing. The common shareholders of Seagate-Cayman may from time to time increase or reduce the maximum number, or increase the minimum number, of directors by the affirmative vote of a simple majority of the shares cast at a general meeting. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors within the stated range.

Directors are elected or appointed at the annual general meeting or at any extraordinary general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast with respect to such director at any meeting for the election of directors at which a quorum is present. Directors hold office until the earliest of (i) the next annual general meeting, (ii) their successors are elected or appointed or (iii) their office is otherwise vacated in accordance with our articles of association. Holders of common shares are entitled to one vote per each share at all meetings at which directors are elected.
The Irish Companies Acts provide for a minimum of two directors. Seagate-Ireland's articles of association provide for a minimum of two directors and a maximum of 12 directors. Seagate-Cayman currently has 10 directors, and these directors will be the directors of Seagate-Ireland if the Transaction is consummated. The shareholders of Seagate-Ireland may from time to time increase or reduce the maximum number, or increase the minimum number, of directors by an ordinary resolution amending the articles of association. Although the Seagate-Cayman articles of association provide that the number of directors to be elected within the minimum and maximum provided in the articles of association will be determined by the board, the Seagate-Ireland articles of association do not include analogous provisions because (i) Irish law does not expressly recognize a concept of "board size" within the minimum and maximum number of directors, and (ii) it is unclear whether a provision in an Irish plc's articles of association permitting the board to set the maximum number of directors would be valid under Irish law.

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at an annual general meeting and serve until the next following annual general meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the board. However, because Irish law requires a minimum of two directors at all times, in the event that an election results in no directors being elected, each of the two nominees receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected. In the event that an election results in only one director being elected, that director shall be elected and shall serve a one year term, and the nominee receiving the greatest number of votes in favor of his or her election shall hold office until his or her successor shall be elected.

As long as the ordinary shares of Seagate-Ireland will be listed on a stock exchange, such as NASDAQ, the board of directors will include at least the number of independent directors required by the listing requirements of such exchange.

Provision	Seagate-Cayman	Seagate-Ireland
VACANCIES ON BOARD OF DIRECTORS	Seagate-Cayman's articles of association provide that the directors may fill any vacancy occurring in the board of directors. If the board of directors fills a vacancy, the director's term expires at the next annual general meeting. A vacancy on the board created by the removal of a director may be filled by the shareholders at the meeting at which such director is removed and, in the absence of such election or appointment, the remaining directors may fill the vacancy.	Seagate-Ireland's articles of association provide that the board may fill any vacancy occurring in the board of directors. If the board of directors fills a vacancy, the director's term expires at the next annual general meeting. A vacancy on the board created by the removal of a director may be filled by the shareholders at the meeting at which such director is removed and, in the absence of such election or appointment, the remaining directors may fill the vacancy.
REMOVAL OF DIRECTORS
Seagate-Cayman's articles of association provide that directors may be removed with or without cause upon the affirmative vote of the holders of a majority of the shares entitled to vote for the election of directors.
The Irish Companies Acts provide that notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term provided that not less than 28 days notice of any such meeting be given and the director shall be entitled to be heard at such meeting. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) which the director may have against Seagate-Ireland in respect of his or her removal.
BOARD AND COMMITTEE COMPOSITION; MANAGEMENT
The articles of association of Seagate-Cayman allocate authority over the management of Seagate-Cayman to the board of directors. The board of directors may then delegate management of Seagate-Cayman to committees of the board or such other persons as it thinks fit. Committees may meet and adjourn as they determine proper. A vote at any committee meeting will be determined by a majority of votes of the members present. Regardless of any delegation by the board of directors, the board of directors will remain responsible, as a matter of Cayman Islands law, for the proper management of the affairs of Seagate-Cayman. The board committees currently in place for Seagate-Cayman include an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Strategic and Financial Transactions Committee. The board may create new committees or change the responsibilities of existing committees from time to time, provided, that, such responsibilities will be in accordance with the applicable rules and regulations of the SEC and the listing requirements of NASDAQ.
The articles of association of Seagate-Ireland allocate authority over the day-to-day management of Seagate-Ireland to the board of directors. The board of directors may then delegate the management of Seagate-Ireland to committees of the board (consisting of members of the board or other persons) or executives, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of Seagate-Ireland. Committees may meet and adjourn as they determine proper. A vote at any committee meeting will be determined by a majority of votes of the members present. Seagate-Ireland will replicate the existing committees that are currently in place for Seagate-Cayman which include an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Strategic and Financial Transactions Committee. It also is the intention of Seagate-Ireland to adopt Seagate-Cayman's current Corporate Governance Guidelines and Code of Business Conduct and Ethics. The board of directors may create new committees or change the responsibilities of existing committees from time to time, provided, that, such responsibilities will be in accordance with the applicable rules and regulations of the SEC and the listing requirements of NASDAQ.

Provision	Seagate-Cayman	Seagate-Ireland

DUTIES OF THE BOARD OF DIRECTORS	The Cayman Islands Companies Law does not specify the duties of directors. Judicial precedent in the Cayman Islands has defined the duties of a director generally as being the observance of general standards of loyalty, good faith, and the avoidance of a conflict of duty and self-interest. In the absence of a developed body of Cayman Islands law in this regard, the principles outlined by English and Commonwealth common law are highly persuasive in the Cayman Islands courts. More specifically, the duties of a director of a Cayman Islands company may be summarized as follows:

•       a duty to act in what the board in good faith considers to be the best interests of the company (and in this regard it should be noted that what is in the best interests of the group (if any) of companies to which the company belongs is not necessarily in the best interests of the company). The interests of the company and the shareholders are distinct. However, in practical terms, there is often an overlap between the interests of the company and its shareholders as a whole;

•       a duty to exercise their powers for the purposes for which they are conferred;

•       a duty of trusteeship of the company's assets;

•       a duty, where possible, to avoid conflicts of interest and of duty;

•       a duty to disclose personal interest in contracts involving the company;

•       a duty not to make secret profits from the directors' office; and

•       a duty to act with skill and care.

The directors of Seagate-Ireland have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of Seagate-Ireland (although directors who also serve as employees will have additional responsibilities and duties arising under their employment agreements and it is likely that more will be expected of them in compliance with their duties than non-executive directors). The principal directors' duties include the common law fiduciary duties of good faith and exercising due care and skill. The statutory duties include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, the duty to maintain certain registers and make certain filings as well as disclosure of personal interests. Particular duties also apply to directors of insolvent companies. For example, the directors could be liable to sanctions where they are deemed by the court to have carried on the business of Seagate-Ireland while insolvent, without due regard to the interests of creditors. For public limited companies like Seagate-Ireland, directors are under a specific duty to ensure that the Secretary is a person with the requisite knowledge and experience to discharge the role.

In recent years the English and Commonwealth common law authorities have moved towards an objective test for the standard of skill and care to be exercised by directors. Maples and Calder, Cayman Islands counsel to Seagate-Cayman, has advised that it is likely that the Cayman Islands courts will follow these authorities, which suggests that the standard of care required of a director of a Cayman Islands company is that of a reasonably diligent person having (1) the general knowledge, skill and experience reasonably to be expected of a person carrying out the same functions as that director in relation to the company, and (2) the specific knowledge, skill and experience such director actually possesses.

Provision	Seagate-Cayman	Seagate-Ireland
This standard may be raised where the director has more knowledge, skill and experience than normally expected. Based on a growing body of judicial precedent in England and the Commonwealth, directors are required to take reasonable steps to monitor the management of the company without relying blindly on the judgment of others. However, the duty of care is not absolute, and it is still proper for directors to delegate management functions, especially in large companies such as Seagate-Cayman.
INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE
The articles of association of Seagate-Cayman provide that to the fullest extent permitted by law, Seagate-Cayman shall indemnify any current or former director or officer of the Company against any expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by, or in the name or on behalf of, Seagate-Cayman), to which he was, is, or is threatened to be made, a party or in which he is otherwise involved, by reason of the fact that he is or was a director or office of Seagate-Cayman; provided, however, that this provision shall not indemnify any director or office of Seagate-Cayman against any liability arising out of (a) any fraud or dishonesty in the performance of such director or office of Seagate-Cayman's duty to Seagate-Cayman, or (b) such person's conscious, intentional or willful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Seagate-Cayman.

 Cayman Islands law does not limit the extent to which a company may indemnify its directors, officers, employees and agents except to the extent that such provision may be held by the Cayman Islands courts to be contrary to the public policy.
Cayman Islands companies may take out directors and officers liability insurance, as well as other types of insurance, for their directors and officers.
Seagate-Ireland's articles of association confer an indemnity on its directors and Secretary. However, this indemnity is limited by the Irish Companies Acts which prescribe that such an indemnity only permits a company to pay the costs or discharge the liability of a director or the Secretary where judgment is given in his favor in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or the Secretary acted honestly and reasonably and ought fairly to be excused. This restriction in the Irish Companies Acts does not apply to executives who are not directors or the Secretary of Seagate-Ireland. Any provision whereby an Irish company seeks to indemnify its directors or its secretary over and above this shall be void under Irish law, whether contained in its articles of association or any contract between the director and the Irish company.

 Seagate-Ireland's articles of association also contain indemnification and expense advancement provisions for persons who are not directors or the Secretary of Seagate-Ireland that are substantially similar to those provided in Seagate-Cayman's articles of association.
The directors of Seagate-Ireland may, on a case-by-case basis, decide at their discretion that it is in the best interests of Seagate-Ireland to indemnify an individual director from any liability arising from his or her position as a director of Seagate-Ireland. However, this discretion must be exercised bona fide in the best interests of Seagate-Ireland as a whole.
Irish companies may obtain directors and officers liability insurance, as well as other types of insurance, for their directors and officers.
In addition, due to more restrictive provisions of Irish law in relation to the indemnification of directors and the Secretary, in connection with the Transaction, we expect that

Provision	Seagate-Cayman	Seagate-Ireland
Seagate-Cayman will continue to be a party to an indemnification agreement (or a deed poll indemnity) with or as to each of Seagate-Ireland's directors and certain officers, as well as with individuals serving as directors or officers of our subsidiaries. The current indemnification agreements between Seagate-Cayman and its officers and directors provide for the indemnification of, and advancement of expenses to, these persons. We expect and intend that the indemnification and expense advancement to be provided to the directors and certain officers of Seagate-Ireland under the indemnification agreement (or deed poll indemnity) will be the same or substantially similar to that afforded in the current indemnification agreements between Seagate-Cayman and its officers and directors.
LIMITATION ON DIRECTOR LIABILITY
Cayman Islands law, in certain circumstances, permits a company to limit the liability of a director to the company. The considerations under Cayman Islands law with regard to the limitation of a director's liability are similar to those that apply to the enforcement of provisions relating to the indemnification of directors discussed above under "—Indemnification of Directors and Officers; Insurance." In summary, a Cayman Islands court will enforce such a limitation except to the extent that enforcement of the relevant provision may be held to be contrary to public policy.
Seagate-Cayman's articles of association provide, to the fullest extent permitted by law, that no director or officer will be personally liable to the Company or to its shareholders for any loss arising or liability attaching to such director or officer by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which such director or officer may be guilty in relation to Seagate-Cayman; provided, however, that this shall not apply to (a) any fraud or dishonesty of such director or officer, (b) such director's or officer's conscious, intentional or willful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of Seagate-Cayman, or (c) any claims or rights of action to recover any gain, personal profit, or other advantage to which the director or officer is not legally entitled.
Under Irish law, a company may not exempt its directors from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.
Irish law also does not permit shareholders to agree to exempt a director or officer from any claim or right of action the shareholder may have, whether individually or in the right of a company, on account of any action taken or the failure to take any action in the performance of his duties to the company.
However, see "—Indemnification of Directors and Officers; Insurance" above to understand how we intend to give functionally equivalent limitations to liability/indemnity rights to officers and directors of Seagate-Ireland as we did for officers and directors of Seagate-Cayman.
CONFLICTS OF INTEREST
As a matter of the common law applied in the Cayman Islands, the director of a Cayman Islands company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he
As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Under Irish law, directors who have a personal interest in a contract or a proposed contract with Seagate-Ireland are

Provision	Seagate-Cayman	Seagate-Ireland
owes to the company and either his personal interest or other duties that he owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of that interest to the other directors at the first opportunity. The duty to avoid conflicting interests extends to contracts with the company, the use of information or opportunities that come to him by virtue of his directorship and actions competing with the company. Matters that have been authorized by the directors generally or authorized by the provisions of the company's articles of association will not result in a breach of this common law duty of a director to avoid conflicts of interest. There is no requirement to maintain a register of director declared interests under Cayman Islands law.

Under the Seagate-Cayman articles of association, a director of Seagate-Cayman may be a director or other officer of, or otherwise interested in, any company promoted by Seagate-Cayman or in which Seagate-Cayman is interested, and such director will not be accountable to Seagate-Cayman for any remuneration received from such employment or other interest. The articles of association further provide that (1) no director will be prevented from contracting with the company because of his or her position as director, (2) any contract entered into between a director and Seagate-Cayman will not be subject to avoidance, and (3) no director will be liable to account to Seagate-Cayman for any profits realized by virtue of any contract between such director and Seagate-Cayman because of the director holds such office or the fiduciary relationship established thereby. A director of Seagate-Cayman will be at liberty to vote in respect of any transaction in which he or she is interested, provided that such director discloses the nature of his or her interest prior to consideration of the transaction and any vote thereon.	required to declare the nature of their interest at a meeting of the directors of Seagate-Ireland. Seagate-Ireland is required to maintain a register of such declared interests which must be available for inspection by the shareholders.
Seagate-Ireland's articles of association provide that a director must declare any interest he or she may have in a contract with Seagate-Ireland at a meeting of the board of directors or otherwise provide notice to the board of directors. No director shall be prevented by his office from contracting with Seagate-Ireland provided that he has declared the nature of his interest in such contracts and the contract or transaction has been approved by a majority of the disinterested directors.
Under the Seagate-Ireland articles of association, a director of Seagate-Ireland may be a director or other officer of, or otherwise interested in, any company promoted by Seagate-Ireland or in which Seagate-Ireland is interested, and such director will not be accountable to Seagate-Ireland for any remuneration received from such employment or other interest. The articles of association further provide that (1) no director will be prevented from contracting with the company because of his or her position as a director, (2) any contract entered into between a director and Seagate-Ireland will not be subject to avoidance, and (3) no director will be liable to account to Seagate-Ireland for any profits realized by virtue of any contract between such director and Seagate-Ireland because the director holds such office or the fiduciary relationship established thereby. A director of Seagate-Ireland will be at liberty to vote in respect of any transaction in which he or she is interested, provided that such director discloses the nature of his or her interest prior to consideration of the transaction and any vote thereon.
SHAREHOLDERS' SUITS
In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company's board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Seagate-Cayman. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against Seagate-Cayman, would otherwise go unredressed. The cause of action may be against the director, another person, or both.

Provision	Seagate-Cayman	Seagate-Ireland
A shareholder may also be permitted to bring an action in his or her own name against a Cayman Islands company, a director or any other person in respect of any direct loss suffered by such shareholder as a result of any negligence, default, breach of duty or breach of trust. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. A shareholder may also be permitted to bring an action on the basis that the company's affairs are being, or have been, conducted in a manner that is unfairly prejudicial to the interests of shareholders generally or to some shareholders in particular.	In Ireland, the decision to institute proceedings is generally taken by a company's board of directors who will usually be empowered to manage the company's business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of Seagate-Ireland. The central question at issue in deciding whether a shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against Seagate-Ireland would otherwise go un-redressed.
The principal case law in Ireland indicates that to bring a derivative action a person must first establish a prima facie case (i) that the company is entitled to the relief claimed and (ii) that the action falls within one of the five exceptions derived from case law, as follows:

•       where an ultra vires or illegal act is perpetrated;

•       where more than a bare majority is required to ratify the "wrong" complained of;

•       where the shareholders' personal rights are infringed;

•       where a fraud has been perpetrated upon a minority by those in control; and

•       where the justice of the case requires a minority to be permitted to institute proceedings.

The shareholders of Seagate-Ireland may also bring proceedings against Seagate-Ireland where the affairs of Seagate-Ireland are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct which is burdensome, harsh or wrong. The conduct must relate to the internal management of Seagate-Ireland. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.
ANNUAL MEETINGS OF SHAREHOLDERS
Seagate-Cayman's articles of association provide that the company must hold an annual general meeting each year. The Board has the right to set the time and place of the annual general meeting, and any annual general meeting may be held outside the Cayman Islands.
Notice of an annual general meeting must be given to all shareholders of Seagate-
Seagate-Ireland will be required to hold an annual general meeting within 18 months of incorporation and at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after Seagate-Ireland's fiscal year-end. The first annual general meeting of Seagate-Ireland may be held outside Ireland. Seagate-

Provision	Seagate-Cayman	Seagate-Ireland
Cayman's. Seagate-Cayman's articles of association provide that the minimum notice period is at least 10 days and not more than 60 days' notice in writing, and such notice must set forth the such other details as required by applicable law or the relevant code, rules or regulations applicable to the listing of the common shares on a stock exchange such as the NASDAQ.
As a matter of Cayman Islands law, there are no items that must be addressed at any particular general meeting of a company.
Under Cayman Islands law and Seagate-Cayman's articles of association, shareholders have no rights to propose business at an annual general meeting other than nominations of candidates for election to the Board as described below under "Director Nominations; Proposals of Shareholders."	Ireland intends to hold its first annual general meeting in 2010 if the Transaction is consummated prior to the expected date of the meeting. Thereafter, any annual general meeting may be held outside Ireland if a resolution so authorizing has been passed at the preceding annual general meeting. Please see below under "—Director Nominations; Proposals of Shareholders."
Notice of an annual general meeting must be given to all shareholders of Seagate-Ireland and to the auditors of Seagate-Ireland. The articles of association of Seagate-Ireland provide that the minimum notice period is 21 days notice in writing for an annual general meeting.
The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the presentation of the annual accounts, balance sheet and reports of the directors and auditors, the appointment of new auditors and the fixing of the auditor's remuneration (or delegation of same). If no resolution is made in respect of the reappointment of an existing auditor at an annual general meeting, the existing auditor will be deemed to have continued in office.
EXTRAORDINARY GENERAL MEETINGS OF SHAREHOLDERS
Extraordinary general meetings of Seagate-Cayman's shareholders may be called by the directors. Shareholders do not have the power to convene extraordinary general meetings.
Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Seagate-Cayman as may be required from time to time. The business to be conducted at any extraordinary general meeting generally must be set forth in the notice of the meeting.
Notice of an extraordinary general meeting must be given to all common shareholders of Seagate-Cayman. At least 10 and not more than 60 days' notice of an extraordinary general meeting must be given to shareholders of Seagate-Cayman.

Extraordinary general meetings of Seagate-Ireland may be convened by (i) the board of directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Seagate-Ireland carrying voting rights or (iii) on requisition of Seagate-Ireland's auditors. Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of Seagate-Ireland as may be required from time to time. At any extraordinary general meeting only such business shall be conducted as is set forth in the notice thereof. Notice of an extraordinary general meeting must be given to all shareholders of Seagate-Ireland and to the auditors of Seagate-Ireland. Under Irish law, the minimum notice periods are 21 days notice in writing for an extraordinary general meeting to approve a special resolution and 14 days notice in writing for any other extraordinary general meeting. Because of the 21 day and 14 day requirements described in this paragraph, which are different from the analogous provisions of Cayman Islands law, Seagate-Ireland's articles of association include provisions reflecting these requirements of Irish law, even though the analogous provisions of Seagate-Cayman's articles of association differ in this respect.

Provision	Seagate-Cayman	Seagate-Ireland
In the case of an extraordinary general meeting convened by shareholders of Seagate-Ireland, the proposed purpose of the meeting must be set out in the requisition notice. The requisition notice can contain any resolution. Upon receipt of this requisition notice, the board of directors has 21 days to convene a meeting of Seagate-Ireland's shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the board of directors does not convene the meeting within such 21 day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice.

If the board of directors becomes aware that the net assets of Seagate-Ireland are half or less of the amount of Seagate-Ireland's called-up share capital, the directors of Seagate-Ireland must convene an extraordinary general meeting of Seagate-Ireland's shareholders not later than 28 days from the date that they learn of this fact. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.
RECORD DATES FOR SHAREHOLDER MEETINGS
Seagate-Cayman's articles of association provide that the board may set the record date for any general shareholder meeting provided that the record date shall be not more than 60 days nor less than 10 days before the date of any such meetings and may, for purposes of determining which shareholders are entitled to notice and entitled to vote at a general meeting, provide that the register of members be closed for transfers for a stated period but not to exceed 40 days. If the register of members is closed for such purposes, it must be closed for at least 10 days preceding such meeting and the record date for such determination will be the date of the closing of the register of members.
Seagate-Ireland's articles of association provide that the board may set the record date for any general shareholder meeting and the record date shall be not more than 60 days nor less than 10 days before the date of any such meetings and may, for purposes of determining which shareholders are entitled to notice and entitled to vote at a general meeting, provide that the register of members be closed for transfers, pursuant to the Irish Companies Acts, for a stated period but not to exceed 30 days. If the register of members is closed for such purposes, it must be closed for at least 5 days preceding such meeting and the record date for such determination will be the date of the closing of the register of members.

DIRECTOR NOMINATIONS; PROPOSALS OF SHAREHOLDERS
Seagate-Cayman's articles of association provide that shareholder nominations of persons to be elected to the board of directors at an annual general meeting must be made following written notice to the Secretary of Seagate-Cayman executed by a shareholder accompanied by certain background and other information specified in the articles of association. Such written
The Irish Companies Acts provide that shareholders holding not less than 10% of the total voting rights may call an extraordinary general meeting for the purpose of considering director nominations or other proposals, as described above under "—Extraordinary general meetings of Shareholders."

Seagate-Ireland's articles of association

Provision	Seagate-Cayman	Seagate-Ireland

notice and information must be received by the Secretary of Seagate-Cayman not less than 120 days nor more than 150 days before the first anniversary date of Seagate-Cayman's proxy statement for the prior year's annual general meeting.
The notice must set forth the following information:

•       as to each person whom the shareholder proposes to nominate for election or re-election as a director

•       all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor provisions thereto, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected

•       as to the shareholder giving the notice:

•       the name and address of such shareholder, as they appear on the register of members;

•       the class and number of common shares that are owned beneficially and/or of record by such shareholder;

•       a representation that the shareholder is a registered holder of common shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

•       a statement as to whether the shareholder intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the company's outstanding share capital required to approve or elect the nominee and/or otherwise to solicit proxies from Shareholders in support of such nomination.

contain advance notice requirements for shareholders to make nominations at annual general meetings that are substantially similar to those contained in the articles of association of Seagate-Cayman described in the adjacent column.

The board of directors of Seagate-Cayman may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.
Under Cayman Islands law, there is no general right for a shareholder to put items on the agenda of a shareholder meeting other than as set out in the articles of association of a company.

Provision	Seagate-Cayman	Seagate-Ireland
ADJOURNMENT OF SHAREHOLDER MEETINGS	The articles of association of Seagate-Cayman provide that if within one hour after the time appointed for a general meeting a quorum is not present, it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the board of directors may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the shareholders present shall be a quorum.
If a quorum is present, the chairman of the meeting may adjourn a general meeting with the consent of, and must adjourn the meeting at the direction of, the shareholders. No business may be transacted at any adjourned meeting other than the business left unfinished at the meeting at which the adjournment took place. New notice must be given for meetings adjourned for 30 days or more.	The articles of association of Seagate-Ireland provide that if within one hour after the time appointed for a general meeting a quorum is not present, it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the board of directors may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the shareholders present shall be a quorum.
If a quorum is present, the chairman of the meeting may adjourn a general meeting with the consent of, and must adjourn the meeting at the direction of, the shareholders. No business may be transacted at any adjourned meeting other than the business left unfinished at the meeting at which the adjournment took place. New notice must be given for meetings adjourned for 30 days or more.
QUORUM REQUIREMENTS
Seagate-Cayman's articles of association provide that one or more shareholders holding not less than a majority of the issued and outstanding common shares present in person or by proxy and entitled to vote shall be a quorum for all purposes. No business may take place at a general meeting of Seagate-Cayman if a quorum is not present in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.
Seagate-Ireland's articles of association provide that the presence, in person or by proxy, of the holders of not less than a majority of the issued and outstanding shares of the company entitled to vote at such meeting shall be a quorum for all purposes. No business may take place at a general meeting of Seagate-Ireland if a quorum is not present in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.
VOTING RIGHTS
Seagate-Cayman's articles of association provide that each holder of common shares on the relevant record date shall be entitled to cast one vote for each common share at any general meeting, including with respect to the election of directors. At any general meeting, a resolution put to the vote of the meeting shall be decided on a poll and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is taken.
In accordance with the articles of association of Seagate-Cayman, the directors of Seagate-Cayman may from time to time cause Seagate-Cayman to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than common shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares).

Cayman Islands law does not recognize any concept of treasury shares and thus treasury shares would not be entitled to be voted at general meetings of shareholders.
Where a poll is demanded at a general meeting, every shareholder shall have one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights may be exercised by shareholders registered in Seagate-Ireland's share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by Seagate-Ireland's articles of association. The articles of association of Seagate-Ireland permit the appointment of proxies by the shareholders to be notified to Seagate-Ireland electronically in such manner as may be approved by the board. Seagate-Ireland's articles of association provide that all resolutions shall be decided by a show of hands unless a poll is demanded by (i) the chairman, (ii) at least 10 shareholders of record, as of the record date for the meeting or (iii) by an shareholder or shareholders holding not less than 10% of the

Provision	Seagate-Cayman	Seagate-Ireland

Any matter submitted to shareholders at a general meeting at which a quorum is present requires the affirmative vote of a majority of the votes cast unless otherwise required by the Cayman Islands Companies Law. To approve a special resolution under Cayman Islands law and Seagate-Cayman's articles of association, approval of not less than 2/3 of the votes cast at the meeting is required. Examples of matters requiring special resolutions include:

•       amending the objects or memorandum of association of Seagate-Cayman

•       amending the articles of association of Seagate-Cayman;

•       approving the change of name of Seagate-Cayman;

•       variation of class rights attaching to classes of shares;

•       redemption of shares;

•       the reduction of share capital or any capital redemption reserve fund; and

•       liquidation or dissolution of Seagate-Cayman,

total voting rights of Seagate-Ireland as of the record date for the meeting. Each Seagate-Ireland ordinary shareholder of record as of the record date for the meeting has one vote at a general meeting on a show of hands. In accordance with the articles of association of Seagate-Ireland, the directors of Seagate-Ireland may from time to time cause Seagate-Ireland to issue preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the preferred shares). Treasury shares or shares of Seagate-Ireland that are held by subsidiaries of Seagate-Ireland will not be entitled to be voted at general meetings of shareholders.
Irish company law requires "special resolutions" of the shareholders at a general meeting to approve certain matters. A special resolution requires the approval of not less than 75% of the votes of Seagate-Ireland's shareholders cast at a general meeting at which a quorum is present. This may be contrasted with "ordinary resolutions," which require a simple majority of the votes of Seagate-Ireland's shareholders cast at a general meeting.
Examples of matters requiring special resolutions include:

• amending the objects or memorandum of association of Seagate-Ireland;
• amending the articles of association of Seagate-Ireland;
• approving the change of name of Seagate-Ireland;
• authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;
• opting out of pre-emption rights on the issuance of new shares;
• re-registration of Seagate-Ireland from a plc as a private company;
• variation of class rights attaching to classes of shares (where the articles of association do not provide otherwise);
• purchase of own shares off-market;
• the reduction of share capital;

Provision	Seagate-Cayman	Seagate-Ireland
• sanctioning a compromise/scheme of arrangement;
• resolving that Seagate-Ireland be wound up by the Irish courts;
• resolving in favor of a shareholders' voluntary winding-up;
• re-designation of shares into different share classes; and
• setting the re-issue price of treasury shares.
VARIATION OF RIGHTS ATTACHING TO A CLASS OR SERIES OF SHARES
Seagate-Cayman's articles of association provide that all or any of the rights for the time being attached to any class of shares may only be varied with the consent in writing of the holders of two-thirds of the issued shares of that class, or with the sanction of a special resolution passed at a general meeting of the holders of the shares of that class.
The provisions of the articles of association relating to general meetings shall apply to every such general meeting of the holders of one class of shares except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued shares of the class.
Variation of all or any special rights attached to any class of shares of Seagate-Ireland is addressed in the articles of association of Seagate-Ireland as well as the Irish Companies Acts. Any variation of class rights attaching to the issued shares of Seagate-Ireland must be approved by a special resolution of the shareholders of the class affected.
The provisions of the articles of association of Seagate-Ireland relating to general meetings shall apply to every such general meeting of the holders of any class of shares except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued shares of such class.
AMENDMENT OF GOVERNING DOCUMENTS
Under Cayman Islands law, Seagate-Cayman may alter its memorandum and articles of association by passing a special resolution of its shareholders to effect such amendment. A special resolution under Cayman Islands law and Seagate-Cayman's articles of association requires the approval of not less than 2/3 of the votes cast.
Irish companies may only alter their memorandum and articles of association by the passing of a special resolution of shareholders. A special resolution under Irish law requires the approval of not less than 75% of the votes cast.
INSPECTION OF BOOKS AND RECORDS
Seagate-Cayman's articles of association provides that any shareholder may inspect the register of members and the books and records of Seagate-Cayman's and to the extent that it has possession or can obtain such records, the books and records of a subsidiary of Seagate-Cayman provided that such inspection does not breach any confidentiality agreement that Seagate-Cayman or the relevant subsidiary has with a third party.
Cayman Islands law requires that the register of mortgages and charges of Seagate-Cayman be open to inspection by any shareholder or creditor of the company at all reasonable times.
Under Irish law, shareholders have the right to: (i) receive a copy of the memorandum and articles of association of Seagate-Ireland and any act of the Irish Government which alters the memorandum of association of Seagate-Ireland; (ii) inspect and obtain copies of the minutes of general meetings and resolutions of Seagate-Ireland; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors' interests and other statutory registers maintained by Seagate-Ireland; (iv) receive copies of balance sheets and directors' and auditors' reports which have previously been sent to shareholders prior to an annual general meeting; and (v) receive balance sheets of a subsidiary company of Seagate-Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding 10 years. The auditors of Seagate-Ireland will also have the right to inspect all books, records and vouchers of Seagate-

Provision	Seagate-Cayman	Seagate-Ireland
Ireland. The auditors' report must be circulated to the shareholders with Seagate-Ireland's financial statements prepared in accordance with Irish law 21 days before the annual general meeting and must be read to the shareholders at Seagate-Ireland's annual general meeting.
TRANSFER AND REGISTRATION OF SHARES
Seagate-Cayman's share register is maintained by its transfer agent in the U.S. Registration in this share register is determinative of membership in Seagate-Cayman. A shareholder of Seagate-Cayman who holds shares beneficially is not a holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through the same depository or other nominee is not registered in Seagate-Cayman's share register, as the depository or other nominee remains the record holder of such shares.

 A written instrument of transfer is required under Cayman Islands law in order to register on Seagate-Cayman's register of members any transfer of shares.
The instrument of transfer of a share shall be signed by or on behalf of the transferor and by or on behalf of the transferee provided that the board can determine to dispense with the requirement for the transferee to execute. Common shares are not subject to restrictions on transfer, other than as required to comply with U.S. and other securities laws.
Seagate-Ireland's share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in Seagate-Ireland. A shareholder of Seagate-Ireland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Seagate-Ireland's official share register, as the depository or other nominee will remain the record holder of such shares.

A written instrument of transfer is required under Irish law in order to register on Seagate-Ireland's official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly, or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also is required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on Seagate-Ireland's official Irish share register. However, a shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not made in contemplation of a sale of the shares. In relation to any transfer of Seagate-Ireland shares that is subject to Irish stamp duty, Seagate-Ireland's articles of association allow Seagate-Ireland, in its absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty, which is the legal obligation of a buyer. In

Provision	Seagate-Cayman	Seagate-Ireland
the event of any such payment, Seagate-Ireland is (on behalf of itself or its affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion), and (iii) claim a lien against the Seagate-Ireland shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in Seagate-Ireland shares has been paid unless one or both of such parties is otherwise notified by Seagate-Ireland. Seagate-Ireland's articles of association as they will be in effect after the Transaction delegate to Seagate-Ireland's Secretary the authority to execute an instrument of transfer on behalf of a transferring party. In order to help ensure that the official share register is regularly updated to reflect trading of Seagate-Ireland shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with such transfer and that we will not pay such stamp duty, such parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from Seagate-Ireland for this purpose) or request that Seagate-Ireland execute an instrument of transfer on behalf of the transferring party in a form determined by Seagate-Ireland. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to Seagate-Ireland's transfer agent, the buyer will be registered as the legal owner of the relevant shares on Seagate-Ireland's official Irish share register (subject to the matters described below).

The registration of transfers may be suspended by the directors at such times and for such period, not exceeding in the whole 30 days in each year, as the directors may from time to time determine.
RIGHTS UPON LIQUIDATION
Under Cayman Islands law, the rights of the shareholders to a return of Seagate-Cayman's assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Seagate-Cayman's articles of association or the terms of any preferred shares issued by the board time to time. The holders of preferred shares in particular may have the right to priority over other
The rights of the shareholders to a return of Seagate-Ireland's assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Seagate-Ireland's articles of association or the terms of any preferred shares issued by the directors of Seagate-Ireland from time to time. The holders of preferred shares in particular may have the right to priority in a

Provision	Seagate-Cayman	Seagate-Ireland
shareholders in a dissolution or winding up of Seagate-Cayman.
Seagate-Cayman's articles of association provide that upon the liquidation of Seagate-Cayman, after creditors have been paid the full amounts owing to them and to the extent that there are no preferred shares in issue that confer any priority in a liquidation, the holders of common shares are entitled to receive, pro rata, any remaining assets of Seagate-Cayman available for distribution.
	The articles of association of Seagate-Cayman provide that if the company is to be wound up, the liquidator may, with the sanction of a special resolution of the Seagate-Cayman and any other sanction required by statute, value the assets of Seagate-Cayman and divide them among the shareholders. Pursuant to sanction by special resolution, the liquidator will have discretion to determine how such distribution will be carried out among classes of shareholders and may make other provisions in his or her discretion.	dissolution or winding up of Seagate-Ireland. If the articles of association contain no specific provisions in respect of dissolution or winding up then, subject to the priorities of any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. Seagate-Ireland's articles of association provide that the ordinary shareholders of Seagate-Ireland are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares. Seagate-Ireland may be dissolved and wound up at any time by way of shareholders' voluntary winding up or a creditors' winding up. In the case of a shareholders' voluntary winding up, a special resolution of shareholders is required. Seagate-Ireland may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where Seagate-Ireland has failed to file certain returns.
ENFORCEMENT OF CIVIL LIABILITIES AGAINST FOREIGN PERSONS
Seagate-Cayman has been advised by Maples and Calder, our Cayman Islands legal counsel that there is no statutory recognition in the Cayman Islands of judgments obtained in the U.S., nor any relevant treaty in place. However, the courts of the Cayman Islands will in certain circumstances recognize and enforce a non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits. The courts of the Cayman Islands will recognize a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:

Seagate-Ireland has been advised by its Irish counsel, Arthur Cox, that a judgment for the payment of money rendered by a court in the U.S. based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the U.S. providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:

•       the judgment must be for a definite sum;

	• is given by a competent foreign court; • imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;	• the judgment must be final and conclusive; and • the judgment must be provided by a court of competent jurisdiction.
• is final; • is not in respect of taxes, a fine or a penalty; and • was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.
An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

THE SPECIAL SCHEME MEETING AND THE EXTRAORDINARY GENERAL MEETING

        We are furnishing this proxy statement to the holders of our common shares in connection with the solicitation of proxies by Seagate-Cayman's board of directors for use at a Special Scheme Meeting and an Extraordinary General Meeting of the holders of the Seagate-Cayman common shares to consider the Scheme of Arrangement, the reduction of share capital of Seagate-Cayman, the creation of distributable reserves of Seagate-Ireland, the adjournment of either or both of the Meetings in order to solicit additional proxies and the other matters that may come before the meeting as described below and at any adjournments or postponements of the meeting.

General

        The Special Scheme Meeting will be conducted in accordance with the directions of the Cayman Court. The Extraordinary General Meeting will take place immediately following the Scheme Meeting, and will be conducted in accordance with Seagate-Cayman's articles of association.

Time, Place and Date

        The Special Scheme Meeting will be held on April 14, 2010 at 11:30 a.m. Pacific Time at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060.

        The Extraordinary General Meeting will be held on April 14, 2010 at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, California 95060 at 12:00 p.m. Pacific Time, or as soon thereafter as the Special Scheme Meeting concludes.

Purpose of the Meetings

        At the meeting, Seagate-Cayman's board of directors will ask the common shareholders of Seagate-Cayman to vote:

        1.     to approve the Scheme of Arrangement. If the Scheme of Arrangement is approved and becomes effective, it will effect the Transaction, pursuant to which your common shares of Seagate-Cayman will be cancelled and you will receive, on a one-for-one basis, new ordinary shares of Seagate-Ireland;

        2.     if the Scheme of Arrangement is approved, to approve a proposal to approve the cancellation of Seagate-Cayman' share capital, which is necessary in order to effect the Scheme of Arrangement (as described in this proxy statement);

        3.     if the Scheme of Arrangement is approved, to approve the creation of distributable reserves of Seagate-Ireland (through the reduction of the share premium account of Seagate-Ireland that was previously approved by Seagate-Cayman and the other current shareholders of Seagate-Ireland (as described in this proxy statement); and

        4.     if necessary, to approve the adjournment of either or both of the Meetings in order to solicit additional proxies.

        Seagate-Cayman's board of directors has approved the Scheme of Arrangement and recommends that you vote "FOR" each of the proposals.

        If any other routine matters properly come before the meeting or any adjournments or postponements of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

 Record Date; Voting Rights; Votes Required for Approval

        The Cayman Court has fixed 5:00 p.m. Pacific Time on March 4, 2010 as the record date for the Special Scheme Meeting. The Seagate-Cayman board has fixed 5:00 p.m. Pacific Time on March 4, 2010 as the record date for the Extraordinary General Meeting.

        Only holders of record of Seagate-Cayman common shares on the record date are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. You will not be the holder of record of shares that you hold "beneficially." Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.

        On the record date, approximately 488,522,404 Seagate-Cayman common shares were issued and entitled to be voted at the meeting and we had 1,564 holders of common shares of record. A list of shareholders will be available for inspection for at least ten days prior to the meeting at our offices at 920 Disc Drive, Scotts Valley, California 95066. Each Seagate-Cayman common share entitles the holder to one vote.

        At the Special Scheme Meeting, at least two Seagate-Cayman common shareholders of record must attend for there to be a quorum. At the Extraordinary General Meeting, the presence, in person or by proxy, of Seagate-Cayman common shareholders holding not less than the majority of the issued and outstanding shares of Seagate-Cayman constitutes a quorum for the conduct of business. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals. A broker "non-vote" occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Accordingly, it is important for beneficial owners to follow their broker's instructions for providing voting instructions.

        Assuming the presence of a quorum,

  •
  the Scheme of Arrangement must be approved by a majority in number of the holders of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy. For the purpose of calculating the "majority in number" requirement for the approval of the proposal, each registered shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a registered shareholder elects to vote a portion of such holder's Seagate-Cayman common shares in favor of the proposal, and a portion against the proposal, then, subject to any reasonable objection that may be raised, that registered shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that registered shareholder's vote for the purposes of the "majority in number" calculation.

  •
  the Capital Reduction Proposal must be approved by a majority of at least two thirds of the Seagate-Cayman common shares present and voting, whether in person or by proxy.

  •
  the Distributable Reserves Proposal must be approved by more than 50% of all common shares present and voting, in person or by proxy, on the Distributable Reserves Proposal. Approval of the Distributable Reserves Proposal by our common shareholders is not a condition to the effectiveness of the Scheme of Arrangement, but the Board may determine not to proceed with the Transaction for any reason, including because the Distributable Reserves Proposal is not approved.

        Under Cayman Islands law, the common shareholders of Seagate-Cayman are not entitled to dissenters' or appraisal rights with respect to the matters to be considered and voted on at the Special Scheme Meeting or the Extraordinary General Meeting.

        Our directors and executive officers have indicated that they intend to vote their Seagate-Cayman common shares in favor of all of the proposals. On the record date, our current directors and executive officers and their affiliates beneficially owned 13,358,323 Seagate-Cayman common shares entitled to vote at the Special Scheme Meeting and the Extraordinary General Meeting, which is approximately 2.71% of the issued and outstanding Seagate-Cayman common shares.

Proxies

        A proxy card is being sent to each Seagate-Cayman common shareholder of record as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of the two ways which are explained below under "How You Can Vote."

        If you properly complete, sign and date the enclosed proxy card and timely send it to us or timely properly appoint your proxy over the Internet or by telephone, your proxy holder (one of the individuals named on the enclosed proxy card) will vote your Seagate-Cayman common shares as you have directed.

        If you do not wish to vote all of your Seagate-Cayman common shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of the proxy card to indicate how you want to vote your Seagate-Cayman common shares. You may not split your vote if you are voting by the Internet or by telephone.

        If you do not specify on the enclosed proxy card that is submitted (or when appointing your proxy over the Internet or by telephone) how you want to vote your Seagate-Cayman common shares, the proxy holders will vote them "FOR" each of the proposals set forth in this proxy statement.

        You may abstain on the Scheme of Arrangement Proposal, the Capital Reduction Proposal or the Distributable Reserves Proposal (or any of them) by marking "ABSTAIN" with respect to any or all of the proposals.

        An abstention or broker non-vote on the proposal to approve the Scheme of Arrangement has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the proposal to approve the Scheme of Arrangement has received the required approval by a majority in number of the holders of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Seagate-Cayman common shares present and voting on the proposal, whether in person or by proxy.

        An abstention or broker non-vote on the Capital Reduction Proposal or the Distributable Reserves Proposal has the effect of a vote not being cast with respect to the relevant shares in relation to the proposal. As a consequence, such shares will not be considered when determining whether the distributable reserves proposal has received the required approval by holders of Seagate-Cayman common shares representing at least a majority of the Seagate-Cayman common shares present in person or by proxy at the meeting and voting on the proposal.

        You may revoke your proxy at any time before it is exercised at the Special Scheme Meeting or the Extraordinary General Meeting in any of the following ways:

  •
  by notifying Seagate-Cayman's Secretary in writing at: Company Secretary, c/o Office of the General Counsel, Seagate Technology, 920 Disc Drive, Scotts Valley, California 95066, which notice must be received no later than 11:59 p.m. Eastern Time on April 13, 2010;

  •
  by submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date, which proxy must be received no later than 11:59 p.m. Eastern Time on April 13, 2010; or

  •
  by voting in person at the applicable meeting.

        Your proxy will not be revoked merely by attending the Meeting. To revoke a proxy, you must take one of the actions described above. If you hold your shares in the name of a broker, custodian or depository, you should follow the instructions provided by your broker in revoking your previously granted instructions.

        If you do not appoint a proxy and you do not vote at the Meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

        The accompanying proxy is being solicited on behalf of the board of directors of Seagate-Cayman. We have hired Morrow & Co., LLC to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $8,500, plus an additional fee per shareholder for shareholder solicitations. We will bear the cost of soliciting proxies, which we do not expect to exceed $15,000. We will bear the cost of soliciting proxies. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of common shares or other persons for whom they hold Seagate-Cayman common shares. To the extent necessary in order to ensure sufficient representation at its meeting, Seagate-Cayman or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

How You Can Vote

        Shareholders of record can cast their votes by proxy by:

  •
  using the Internet or telephone to appoint proxies to cast their vote by following the instructions on the enclosed proxy card; or

  •
  completing, signing and returning the enclosed proxy card.

        To vote your Seagate-Cayman common shares directly, you may attend the meeting and cast your vote in person.

        The procedures for Internet appointment of a proxy are designed to authenticate the appointment of a proxy to cast shareholders' vote by use of a personal identification number. The procedures allow shareholders to appoint a proxy to vote their Seagate-Cayman common shares and to confirm that their instructions have been properly recorded. If you are a Seagate-Cayman common shareholder of record and you would like to appoint your proxy to vote by Internet, please refer to the specific instructions contained on the enclosed proxy card. If you appoint your proxy to vote by Internet, you do not need to return the enclosed proxy card. In order to be timely processed, an Internet appointment must be received by 11:59 p.m. Eastern Time on April 13, 2010.

        If you hold your Seagate-Cayman common shares through a broker, you should have received a copy of this proxy statement and directions on how to instruct your broker to vote your Seagate-Cayman common shares. If you have not received a copy of this proxy statement or directions on how to instruct your broker to vote your Seagate-Cayman common shares, we recommend that you contact your broker, as shareholders who hold their Seagate-Cayman common shares through a broker must vote their Seagate-Cayman common shares in the manner prescribed by their broker. Your broker can give you directions on how to instruct the broker to vote your Seagate-Cayman common shares.

        Your broker will not be able to vote your Seagate-Cayman common shares unless the broker receives appropriate instructions from you. Brokers who hold Seagate-Cayman common shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as "broker non-votes." We believe that each of the proposals is a proposal for a non-routine matter, so it is important you follow your broker's instructions and vote.

        If your Seagate-Cayman common shares are held in the name of a bank, broker, custodian, nominee or other holder of record and you plan to attend the Meetings, you must present proof of your beneficial ownership of Seagate-Cayman common shares, such as a bank or brokerage account statement, together with a form of personal identification and proof of address to be admitted to the Meetings. If you would rather have an admission ticket, you can obtain one in advance by mailing a written request, along with proof of your beneficial ownership of Seagate-Cayman common shares, to:

Company Secretary
c/o Office of the General Counsel
Seagate Technology
920 Disc Drive
Scotts Valley, California 95066

        Even if you establish proof of your beneficial ownership and/or have a valid admission ticket, you will not be entitled to vote at or otherwise participate in the meeting unless you are a shareholder of record.

Validity

        Stephen J. Luczo (or failing him, Lydia M. Marshall or failing her any other director of Seagate-Cayman) has been appointed by the Cayman Court as Chairman of the Special Scheme Meeting. It is anticipate that the same person will act as Chairman of the Extraordinary General Meeting. The Chairman of the meetings and will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

        We expect the Sanction Hearing to be held on May 14, 2010 at the Grand Court of the Cayman Islands in George Town, Grand Cayman, Cayman Islands. If you are a Seagate-Cayman common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Grand Court of the Cayman Islands has wide discretion to hear from interested parties. Seagate-Cayman will not object to the participation in the Sanction Hearing by any Seagate-Cayman common shareholder who holds shares through a broker.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

        The following table sets forth information regarding the beneficial ownership of our outstanding common shares on March 1, 2010, except as noted below, by (1) each person who is known by us to beneficially own more than five percent of our outstanding voting power, (2) each director, director nominee, and named executive officer (using the named executive officers as set forth in the proxy statement for Seagate-Cayman's 2009 Annual General Meeting filed with the SEC on September 18, 2009, because the information to determine the named executive officers with respect to fiscal year 2010 is not yet available); and (3) all of our directors, director nominees and Executives as a group. We have determined beneficial ownership in accordance with the rules of the SEC. To our knowledge, unless it is otherwise stated in the footnotes, each person listed below has sole voting and investment power with respect to his or her shares beneficially owned, subject to applicable community property laws. For purposes of the table below, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person has the right to acquire on or within 60 days after March 1, 2010.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
Greater than five percent holders:
FMR LLC	73,030,822	(2)	14.95%
82 Devonshire Street
Boston, MA 02109
Wellington Management Company, LLP	42,980,811	(3)	8.80%
75 State Street
Boston, MA 02109
BlackRock, Inc. and its subsidiaries	27,775,421	(4)	5.69%
40 East 52nd Street
New York, NY 10022
Directors, director nominees and named executive officers:
Stephen J. Luczo	7,071,533	(5)	1.44%
Patrick J. O'Malley	1,359,226	(6)	*
Robert W. Whitmore	857,127	(7)	*
William D. Mosley	656,710	(8)	*
D. Kurt Richarz	258,058	(9)	*
Charles C. Pope	872,885	(10)	*
Frank J. Biondi, Jr.	143,749	(11)	*
William W. Bradley	193,749	(12)	*
David F. Marquardt	1,406,789	(13)	*
Lydia M. Marshall	187,999	(14)	*
C.S. Park	52,999	(15)	*
Albert A. Pimentel	46,895	(16)	*
Gregorio Reyes	147,289	(17)	*
John W. Thompson	280,659	(18)	*
Edward J. Zander	34,895	(19)	*
Named executive officers no longer with Seagate-Cayman:†
William D. Watkins	1,911,793	(20)	*
Brian S. Dexheimer	1,238,614	(21)	*
David A. Wickersham	120,761	(22)	*
All directors, director nominees and Executives as a group (22 persons)	17,502,376	(23)	3.54%

*
Less than 1% of Seagate Technology's common shares outstanding.

†
Information for the named executive officers no longer with Seagate-Cayman is as of September 4, 2009 which is the date of the beneficial ownership table in the proxy statement for Seagate-Cayman's 2009 Annual General Meeting filed with the SEC on September 18, 2009.

(1)
Percentage of class beneficially owned is based on 488,472,940 common shares outstanding as of March 1, 2010. Each common share is entitled to one vote. All restricted shares, whether or not vested, are treated as outstanding for all purposes. Common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days after March 1, 2010 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or restricted shares, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Based solely on information reported by FMR LLC on the Schedule 13G/A filed with the SEC on February 16, 2010 and reporting ownership as of December 31, 2009. FMR LLC has sole voting power over 10,546,674 shares and sole dispositive power over 73,030,822 shares.

(3)
Based solely on information reported by Wellington Management Company, LLP on the Schedule 13G filed with the SEC on February 12, 2010 and reporting ownership as of December 31, 2009. Wellington Management Company, LLP has shared voting power over 33,255,654 shares, sole voting power over 0 shares and sole dispositive power over 42,980,811 shares.

(4)
Based solely on information reported by BlackRock, Inc. and its affiliates on the Schedule 13G jointly filed with the SEC on January 29, 2010 and reporting ownership as of December 31, 2009. BlackRock, Inc. and its affiliates have sole voting and sole dispositive power over an aggregate of 27,775,421 shares.

(5)
Represents 1,178,749 common shares subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2010, 490,367 common shares held by Red Zone Holdings Limited Partnership, 425,951 common shares held by Red Zone II Limited Partnership, 4,685,336 common shares held by the Stephen J. Luczo Revocable Trust dated January 26, 2001, 34,880 common shares held indirectly by the Luczo 2002 Perpetual Family Trust, 100,000 common shares held by the Stephen J. Luczo 2009 Grantor Retained Annuity Trust and 156,250 common shares owned directly by Mr. Luczo. Mr. Luczo is a general partner of both Red Zone Holdings Limited Partnership and Red Zone II Partnership and, as such, may be deemed to beneficially own all of such common shares. He, however, disclaims beneficial ownership of the common shares owned by both entities, except to the extent of his pecuniary interest therein. Mr. Luczo has sole voting and dispositive power over the shares held by these entities.

(6)
Represents 900,666 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 425,207 common shares held by Patrick J. O'Malley III & Patricia A. O'Malley as trustees for the O'Malley Living Trust and 33,353 common shares owned directly by Mr. O'Malley.

(7)
Represents 779,267 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010 and 77,860 common shares owned directly by Mr. Whitmore.

(8)
Represents 639,481 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010 and 17,229 common shares owned directly by Mr. Mosley.

(9)
Represents 207,898 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010 and 50,160 common shares owned directly by Mr. Richarz.

(10)
Although Mr. Pope continues to be employed at Seagate-Cayman as a Business Development Officer, as of March 2, 2009 he ceased being an executive officer of Seagate-Cayman. He was a Named Executive Officer for purposes of the most recently completed fiscal year because he served as CFO during such year. Mr. Pope's beneficial ownership of Seagate-Cayman common shares represents 742,185 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 88,700 common shares held by the Pope Family Trust and 42,000 shares owned directly by Mr. Pope.

(11)
Represents 128,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 3,750 common shares held by the Biondi Family Trust and 11,250 common shares owned directly by Mr. Biondi.

(12)
Represents 178,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 2,500 owned indirectly by the William W. Bradley FBO Revocable Trust dated 8/13/08 and 12,500 common shares owned directly Mr. Bradley.

(13)
Represents 103,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 106,388 shares held by the David F. Marquardt Trust and 1,196,652 shares held directly by Mr. Marquardt.

(14)
Represents 168,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010 and 19,250 common shares owned directly by Ms. Marshall.

(15)
Represents 36,149 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 5,600 common shares held by The Park Family Trust and 11,250 common shares owned directly by Dr. Park.

(16)
Represents 14,895 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 12,000 common shares held by the Pimentel Family Trust and 20,000 common shares held directly by Mr. Pimentel.

(17)
Represents 128,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 7,290 common shares held by Gregorio & Vanessa Reyes Trust and 11,250 common shares owned directly by Mr. Reyes.

(18)
Represents 103,749 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, 165,660 common shares held by the John W. Thompson and Sandra A. Thompson Trust and 11,250 common shares owned directly by Mr. Thompson.

(19)
Represents 14,895 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010 and 20,000 common shares owned directly by Mr. Zander.

(20)
Mr. Watkins, the former CEO of Seagate-Cayman, ceased employment with Seagate-Cayman on February 4, 2009. Mr. Watkins beneficial ownership of Seagate-Cayman common shares is calculated as of September 4, 2009 and represents 1,752,049 common shares held by the Watkins Family Trust, 119,744 common shares held by Wolf Pack Limited Partnership and 40,000 common shares held by the Dragon Wolf Foundation, Inc. Mr. Watkins is a managing partner of Wolf Pack Limited Partnership and a managing member of Dragon Wolf Foundation, Inc., a private charitable foundation. As such, he may be deemed to beneficially own all of the common shares held by these entities. He, however, disclaims beneficial ownership of such common shares, except to the extent of any pecuniary interest therein. Mr. Watkins has shared voting and dispositive power of the shares held by these entities.

(21)
On July 3, 2009, Mr. Dexheimer, a former division president of Seagate-Cayman, ceased employment with the Seagate-Cayman. Mr. Dexheimer's beneficial ownership of Seagate-Cayman common shares is calculated as of September 4, 2009 and represents 735,619 common shares subject to options that were exercisable as of September 4, 2009, 61,664 common shares held by Silver Sea Limited Partnership, 30,000 common shares held by the Dexheimer Generation Skipping Trust and 411,331 shares held by Brian & Lorilee Dexheimer as Trustees of the Dexheimer Family Trust dated 2/12/1997. Mr. Dexheimer is a general partner of Silver Seas Limited Partnership and, as such, may be deemed to beneficially own all of such common shares. He, however, disclaims beneficial ownership of the common shares beneficially owned by Silver Seas Limited Partnership, except to the extent of his pecuniary interest therein. Mr. Dexheimer has sole voting and dispositive power over the shares held by these entities.

(22)
Effective January 12, 2009, Mr. Wickersham resigned from his employment as President and Chief Operating Officer. Mr. Wickersham's beneficial ownership of Seagate-Cayman common shares is calculated as of September 4, 2009 and represents 120,761 shares held by David and Susan Wickersham as Trustees of the David and Susan Wickersham 2000 Trust U/T/D 12/18/2000.

(23)
Represents 6,528,622 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of March 1, 2010, except, with respect to three Named Executive Officers no longer with Seagate-Cayman noted above, beneficial ownership is calculated as of September 4, 2009.

 MARKET PRICE AND DIVIDEND INFORMATION

        Information regarding the principal market for our common shares and related shareholder matters is as follows.

        Seagate-Cayman's common shares are traded on the NASDAQ under the symbol "STX." As of March 4, 2010, the Record Date, the approximate number of record holders of our common shares was 1,564. The high and low sales price per common share and the dividend paid per common share for the following periods were as follows:

	Price Range
Fiscal Quarter	High	Low
Quarter ended September 28, 2007	$26.84	$21.63
Quarter ended December 28, 2007	$28.91	$23.62
Quarter ended March 28, 2008	$26.10	$18.60
Quarter ended June 27, 2008	$22.78	$18.69
Quarter ended October 3, 2008	$19.54	$10.79
Quarter ended January 2, 2009	$11.00	$3.67
Quarter ended April 3, 2009	$6.80	$2.98
Quarter ended July 3, 2009	$10.85	$5.61
Quarter ended October 2, 2009	$15.68	$9.50
Quarter ended January 1, 2010	$18.44	$13.95

        On January 31, 2010, the last trading day before the filing of the preliminary proxy statement with the SEC which was the public announcement of the Transaction, the closing price of the Seagate-Cayman common shares on the NASDAQ was $16.71 per share. On March 4, 2010, the most recent practicable date before the date of this proxy statement, the closing price of the Seagate-Cayman common shares on the NASDAQ was $19.73 per share.

        Seagate-Cayman has not paid a dividend since February 20, 2009. Since the closing of our initial public offering in December 2002 Seagate-Cayman has paid dividends totaling approximately $952 million in the aggregate. The following are dividends paid in the last two fiscal years:

Record Date	Paid Date	Dividend per Share
August 3, 2007	August 17, 2007	$0.10
November 2, 2007	November 16, 2007	$0.10
February 1, 2008	February 15, 2008	$0.10
May 2, 2008	May 16, 2008	$0.12
August 1, 2008	August 15, 2008	$0.12
November 7, 2008	November 21, 2008	$0.12
February 6, 2009	February 20, 2009	$0.03

        However, on April 13, 2009, Seagate-Cayman announced that it had adopted a policy of no longer paying a quarterly dividend to its common shareholders to enhance liquidity. We do not expect to resume paying dividends for the foreseeable future.

        Computershare Trust Company, N.A., PO Box 43070, Providence, RI 02940-3070; phone number 800-962-4284 is our transfer agent.

        We intend to file an application with the NASDAQ to list the Seagate-Ireland ordinary shares that holders of Seagate-Cayman common shares will receive in the Transaction. We expect that, immediately following the Transaction Time, the Seagate-Ireland ordinary shares will be listed on the NASDAQ under the symbol "STX," the same symbol under which your Seagate-Cayman common shares are currently listed. We do not plan for Seagate-Ireland's ordinary shares to be listed on the Irish Stock Exchange.

        Under Irish law, dividends must be paid out of "distributable reserves," which Seagate-Ireland will not have immediately following the Transaction Time, but which we are taking steps to create. Please see "Risk Factors," "Description of Seagate Technology plc Share Capital—Dividends" and "Proposal Number Three: Creation of Distributable Reserves." We may delay the Transaction at any time prior to the effectiveness of the Scheme of Arrangement, including in order to minimize any disruption to the timing of our quarterly dividend. Please see "Proposal Number One: The Scheme of Arrangement—Amendment, Termination or Delay."

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended July 3, 2009, as set forth in their report, which is incorporated by reference in this proxy statement. Such consolidated financial statements do not reflect adjustments related to changes in the accounting for convertible debt instruments implemented by the Company in the first quarter of fiscal year 2010.

LEGAL MATTERS

        Certain matters relating to U.S. federal tax law will be passed upon for us by Baker & McKenzie LLP. Arthur Cox, Solicitors, will pass upon certain matters relating to Irish tax law.

FUTURE SHAREHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some shareholder proposals may be eligible for inclusion in our 2010 Proxy Statement. These shareholder proposals must be submitted, along with proof of ownership of our shares in accordance with Rule 14a-8(b)(2), to 920 Disc Drive, Scotts Valley, California 95066, Attention: Corporate Secretary. We must receive all submissions no later than May 21, 2010. We strongly encourage any shareholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal does not guarantee that we will include it in our Proxy Statement. The Nominating and Corporate Governance Committee reviews all shareholder proposals and makes recommendations to our board of directors for action on such proposals. For information on recommending individuals for consideration as nominees, see the "Corporate Governance—Board Committees and Charters—Nominating and Corporate Governance Committee" section of our Proxy Statement for the 2009 annual general meeting or on our investor relations page of our website at www.seagate.com.

        Any shareholder of record who intends to nominate a candidate to become a member of our Board, for election at our 2010 Annual General Meeting ("2010 AGM") must comply with the procedures for nominating directors set forth in our Third Amended and Restated Articles of Association if the Transaction is not approved or the articles of association of Seagate-Ireland, which are attached hereto as Annex B if the Transaction is approved. Whether or not the Transaction is approved, the shareholder must submit the nomination no earlier than April 21, 2010 and no later than May 21, 2010. The shareholder's submission must be made by a registered shareholder on his or her behalf or on behalf of the beneficial owner of the shares. We will not entertain any nominations at the 2010 AGM that do not meet these requirements. The procedures require that we receive written notice of such nomination at 920 Disc Drive, Scotts Valley, California 95066, Attention: Corporate Secretary. The shareholder's notice must set forth:

  •
  as to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

  •
  as to the shareholder giving the notice (i) the name and address of such shareholder, as it appears on the Register of Members, (ii) the number of shares that are owned by such shareholder, (iii) a representation that the shareholder is a holder of record of common shares entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the shareholder, intends, or is part of a group that intends to (x) deliver a proxy statement and/ or form of proxy to holders of at least the percentage of Seagate Technology's outstanding share capital required to approve or elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such nomination.

        If the date of the 2010 AGM is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the 2009 AGM (a situation that we do not anticipate), the shareholder must submit any such proposal or nomination not earlier than the 150th day prior to the date of the 2010 AGM and not later than the later of the 120th day prior to the date of the 2010 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made.

        If a shareholder wishes to bring business before the 2010 AGM that is not the subject of a proposal timely submitted, or eligible, for inclusion in the proxy statement for that meeting, notice of such business must be received by our Corporate Secretary at the address specified above, no later than August 4, 2010. If a shareholder fails to comply with the forgoing notice provision, the Proxy Holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2010 AGM.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        The broker, bank or other nominee for any shareholder who is a beneficial owner, but not the record holder, of our shares may deliver only one copy of the proxy statement, to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement Report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement, now or our proxy statement or Annual Report on Form 10-K in the future, should submit their request to us by telephone at (831) 439-5337, or by submitting a written request to Investor Relations, Seagate Technology, 920 Disc Drive, Mail Stop SV01D4, Scotts Valley, California 95066. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC's website at: http://www.sec.gov.

        Our website is located at http://www.seagate.com. Seagate-Cayman's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through this website as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on our website or any other website is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

        SEC rules and regulations permit us to "incorporate by reference" the information we file with the SEC. This means that we can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Items 2.02 or 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that we file later with the SEC will automatically update and supersede this information.

        We incorporate by reference the documents listed below and any filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information "furnished" but not "filed") following the date of this document, but prior to the date of the meeting. The documents incorporated by reference are:

  •
  our Annual Report on Form 10-K for the fiscal year ended July 3, 2009;

  •
  our Quarterly Reports on Form 10-Q for the fiscal quarters ended October 1, 2009 and January 1, 2010; and

  •
  our Current Reports on Form 8-K filed with the SEC on July 9, 2009, July 31, 2009, August 4, 2009, October 1, 2009, October 29, 2009 and March 3, 2010 except for any information therein furnished under Items 2.02 or 7.01.

        You may request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Investor Relations, Seagate Technology
920 Disc Drive, Mail Stop SV01D4,
Scotts Valley, California 95066
Telephone No.: 831-439-5337
Email: stx@seagate.com

        In order to ensure timely delivery of these documents, you should make such request by April 7, 2010.

        We have not authorized anyone to give any information or make any representation about the Transaction or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

        The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

Annex A

SCHEME OF ARRANGEMENT

IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION

CAUSE NO : 64 OF 2010

IN THE MATTER OF SEAGATE TECHNOLOGY

and

IN THE MATTER OF SECTION 86 OF
THE COMPANIES LAW (2009 REVISION) OF THE CAYMAN ISLANDS

SCHEME OF ARRANGEMENT

between

SEAGATE TECHNOLOGY
("Seagate-Cayman")

and

SEAGATE TECHNOLOGY plc
("Seagate-Ireland")

and

THE SCHEME SHAREHOLDERS (as defined herein)

PRELIMINARY

        In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the meanings respectively set opposite them:

"Allowed Proceeding"	Any Proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme;
"Business Day"
Any day other than (1) a day on which banks are required or permitted by law to be closed in California, USA, the Cayman Islands, or Dublin, Ireland; or (2) a day on which the NASDAQ is closed for trading;
"Cayman Court"	The Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;
"Code"	The U.S. Internal Revenue Code of 1986, as amended;
"Companies Law"	The Companies Law (2009 Revision) of the Cayman Islands, and its predecessors, as consolidated and revised from time to time;
"Latest Practicable Date"	February 19, 2010, being the latest practicable date for the purposes of ascertaining certain information contained herein;

"Merger-Sub Scheme"	The Scheme of Arrangement between Seagate-Cayman and Seagate Cayman Holdings, as annexed to the petition in Cayman Court cause FSD 64 of 2010, by which Seagate Cayman Holdings will amalgamate and merge with Seagate-Cayman;
"Parties"	Seagate-Cayman, Seagate-Ireland and the Scheme Shareholders;
"Proceeding"
Any process, suit, action, legal or other proceeding, including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit;
"Prohibited Proceeding"
Any Proceeding against Seagate-Cayman or Seagate-Ireland or their subsidiaries or property, or any of their directors, officers, employees or agents, in any jurisdiction whatsoever other than an Allowed Proceeding;
"Proxy Statement"	The proxy statement issued to the Scheme Shareholders in connection with this Scheme by order of the Cayman Court on March 2, 2010;
"Register"	The register of members of Seagate-Cayman;
"Scheme Meeting"	The class meetings of the Scheme Shareholders convened by the Cayman Court for the purposes of considering, and if seen fit, approving this Scheme;
"Scheme Shareholders"	The registered holders of the Scheme Shares, as recorded on the Register;
"Scheme Shares"	Common shares issued by Seagate-Cayman with a par value US$0.00001 per share;
"Scheme"	This scheme of arrangement in its present form or with or subject to any modifications, additions or conditions which the Cayman Court may approve or impose;
"Seagate-Cayman"	Seagate Technology, an exempted company incorporated in the Cayman Islands with limited liability, the Common Shares of which are currently listed on the NASDAQ;
"Seagate-Ireland Shares"	ordinary shares of Seagate-Ireland to be issued pursuant to clause 2
"Seagate-Ireland"	Seagate Technology plc, a public company incorporated under the laws of the Republic of Ireland with limited liability.

"Transaction Time"	The time at which Part I of this Scheme becomes effective in accordance with Clause 5 of this Scheme;
"Transaction"	The transaction to be effected by this Scheme and the entity classification election to treat Seagate-Cayman as a disregarded entity for U.S. federal tax purposes shortly after the Scheme is effected.
(A)
Seagate-Cayman was incorporated as an exempted limited company named Seagate Technology (Cayman) Holdings on 10 August 2000 in the Cayman Islands, under the Companies Law. By special resolution dated 1 November 2000, Seagate-Cayman changed its name to Seagate Technology Holdings. By a further special resolution dated 3 December 2002, Seagate-Cayman again changed its name to its current name, Seagate Technology. As at the Latest Practicable Date, the authorised share capital of Seagate-Cayman was US$13,500 divided into 1,250,000,000 common shares with a par value of US$0.00001, of which 492,145,635 common shares were issued and fully paid up and 100,000,000 undesignated preferred shares with a par value of US$0.00001 per share, of which no shares have been issued.

(B)
Seagate-Cayman proposes to relocate the ultimate holding company of the Seagate Group from the Cayman Islands to the Republic of Ireland by way of this Scheme and the Merger-Sub Scheme, such that upon the Transaction Time, all the Scheme Shares shall be owned by Seagate-Ireland and Seagate-Cayman will become a direct, wholly-owned subsidiary of Seagate-Ireland.

(C)
The Parties intend for the Transaction to qualify as a reorganization under Section 368(a)(1)(F) of the Code

(D)
The Parties further intend for this Scheme to constitute a plan of reorganization within the meaning of Section 368 of the Code.

(E)
Seagate-Ireland has undertaken to the Cayman Court to be bound by this Scheme and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed and done by it for the purpose of giving effect to this Scheme.

SCHEME OF ARRANGEMENT

PART I

SHARE EXCHANGE

1.
At the Transaction Time:

(a)
the issued share capital of Seagate-Cayman shall be reduced by cancelling and extinguishing all issued and outstanding Scheme Shares;

(b)
subject to and forthwith upon the reduction of capital referred to in Clause 1(a) above taking effect, the issued share capital of Seagate-Cayman shall be increased to its former amount by the issue of such number of new Scheme Shares as is equal to the number of Scheme Shares cancelled; and

(c)
Seagate-Cayman shall apply the amount of the credit arising in its books of account as a result of the reduction of its share capital referred to in Clause 1(a) above in paying up in full at par all the new Scheme Shares issued as aforesaid, credited as fully paid, to Seagate-Ireland, and such new Scheme Shares shall be issued to and recorded in the Register in the name of Seagate-Ireland.

2.
In consideration of the cancellation and extinguishment of the Scheme Shares pursuant to Clause 1 of this Scheme, at the Transaction Time, Seagate-Ireland will issue to each Scheme Shareholder one Seagate-Ireland Share for each Scheme Share that was cancelled and extinguished pursuant to Clause 1 of this Scheme that such Scheme Shareholder held immediately prior to the Transaction Time.

3.
As from the Transaction Time, the Scheme Shareholders prior to the Transaction Time shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the consideration set out in Clause 2 of this Scheme.

4.
As from the Transaction Time, each instrument of transfer and certificate existing at the Transaction Time in respect of a holding of any number of Scheme Shares shall cease to be valid for any purpose as an instrument of transfer or a certificate for such Scheme Shares.

PART II

GENERAL

5.
Part I of this Scheme shall become effective at 1:30 p.m. United States Pacific Time on May 28, 2010 or such earlier or later date and time as the board of Seagate-Cayman (or its duly authorised officer) shall at any time determine, provided that at or by that time all of the following conditions are satisfied or, to the extent permitted by law, waived by Seagate-Cayman and Seagate-Ireland:

(a)
a definitive version of the Proxy Statement has been filed with the United States Securities Exchange Commission;

(b)
this Scheme is approved by the affirmative vote of a majority in number of the Scheme Shareholders voting on the resolution to approve this Scheme at the Court Meeting of the Scheme Shareholders, representing 75% or more in value of the Scheme Shares present and voting in person or by proxy on the resolution to approve this Scheme;

(c)
the resolution authorizing the reduction of capital is approved by a special resolution of the Scheme Shareholders passed by Scheme Shareholders representing at least 2/3 of all Scheme Shares voting on such proposal at a general meeting of the Scheme Shareholders;

(d)
the requisite court order confirming the reduction of Seagate-Cayman's capital is obtained from the Cayman Court;

(e)
the requisite court order sanctioning this Scheme is obtained from the Cayman Court;

(f)
a copy of the order of the Cayman Court referred to at clauses 5(d) and 5(e) is lodged with the Cayman Islands Registrar of Companies;

(g)
there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme;

(h)
all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction are obtained on terms acceptable to Seagate-Cayman (as it should think fit its absolute discretion) and are in full force and effect;

(i)
Seagate-Cayman receives an opinion from Baker & McKenzie LLP, in form and substance reasonably satisfactory to it, confirming, as of the Transaction Time, the matters discussed in the Proxy Statement under "Material Tax Considerations—U.S. Federal Income Tax Considerations;"

(j)
Seagate-Cayman receives an opinion from Arthur Cox, in form and substance reasonably satisfactory to it, confirming, as of the Transaction Time, the matters discussed in the Proxy

    Statement under "Material Tax Considerations Relating to the Transaction—Irish Tax Considerations;"

  (k)
  the Scheme Shares to be issued pursuant to the Scheme are authorized for listing on the NASDAQ, subject to official notice of issuance.

  (l)
  all conditions precedent for the effective implementation of the Merger-Sub Scheme have been satisfied or, to the extent permitted by law, waived.

  (m)
  the requisite holders of the 10.00% senior secured second-priority notes due 2014 issued by Seagate Technology International approve a supplemental indenture that would permit the Transaction;

  (n)
  waivers and amendments to the Second Amended and Restated Credit Agreement, dated as of April 3, 2009, among Seagate-Cayman, Seagate Technology HDD Holdings, as borrower, and the lenders and agents party thereto have been obtained, which waivers and amendments address and cure any defaults that would otherwise result from the Transaction.

6.
All mandates or other instructions to Seagate-Cayman in force at the Transaction Time relating to any of the Scheme Shares (including, without limitation, elections for the payment of dividends by way of scrip (if any)) shall, mutatis mutandis immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the Seagate-Ireland Shares received in consideration of the transfer of such Scheme Shares; provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of Seagate-Cayman to receive any dividend declared by Seagate-Cayman prior to the Transaction Time but which has not been paid prior to the Transaction Time.

7.
Subject to any applicable U.S. securities laws, this Scheme may be amended, modified or supplemented at any time before or after its approval by the shareholders of Seagate-Cayman at the Scheme Meetings. At the Cayman Court hearing to sanction this Scheme, the Cayman Court may impose such conditions, modifications and amendments as it deems appropriate in relation to this Scheme but will not impose any material changes without the joint consent of Seagate-Cayman and Seagate-Ireland. Seagate-Cayman may, subject to any applicable U.S. securities laws, consent to any condition, modification or amendment of this Scheme on behalf of the Scheme Shareholders which Seagate-Cayman may think fit to approve or impose. After its approval, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders or any class of shareholders of Seagate-Cayman without obtaining that approval.

8.
Seagate-Cayman may terminate or abandon this Scheme at any time prior to the Transaction Time without obtaining the approval of the Scheme Shareholders, even though this Scheme may have been approved at the Scheme Meetings and sanctioned by the Cayman Court and all other conditions may have been satisfied.

9.
None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Transaction Time. A Scheme Shareholder may commence an Allowed Proceeding against Seagate-Cayman or Seagate-Ireland after the Transaction Time provided that it has first given Seagate-Cayman and Seagate-Ireland five clear Business Days' prior notice in writing of its intention to do so.

10.
Any notice or other written communication to be given under or in relation to this Scheme (other than pursuant to Clause 15 below) shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to:

(a)
in the case of Seagate-Cayman: Company Secretary, c/o Office of the General Counsel, Seagate Technology 920 Disc Drive, Scotts Valley, CA 95066, United States;

  (b)
  in the case of Seagate-Ireland: Company Secretary, c/o Office of the General Counsel, Seagate Technology 920 Disc Drive, Scotts Valley, CA 95066, United States;

  (c)
  in the case of any Scheme Shareholder, its address as it appeared on the Register immediately prior to the Transaction Time; and

  (d)
  in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the records of Seagate-Cayman, or by fax to its last known fax number according to the records of Seagate-Cayman.

11.
In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

12.
Without limiting the manner in which notice or other written communication may be given or deemed given pursuant to any other clause of this Scheme, any notice or other written communication to be given under this Scheme shall be deemed to have been served as provided in Articles 132 of Seagate-Cayman's Articles of Association.

13.
The accidental omission to send any notice, written communication or other document in accordance with Clauses 10 or 11 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of this Scheme.

14.
Seagate-Cayman shall not be responsible for any loss or delay in the transmission of any notices, or other documents posted by or to a Scheme Shareholder, which shall be posted at the risk of such Scheme Shareholder.

15.
Seagate-Ireland shall give notification of this Scheme having become effective. Seagate-Cayman shall give notification if it decides to terminate or abandon the Scheme pursuant to Clause 8 above. This notification, and any other notice or other written communication that is required to be given to all or substantially all of the Scheme Shareholders, may (but is not required to) be made by issuing a press release.

16.
The operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any Proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Parties irrevocably submit to the jurisdiction of the courts of the Cayman Islands.

17.
If any provision (or any part of any provision) of this Scheme is found by the Cayman Court to be illegal or unenforceable, it shall be severed from this Scheme and the remaining provisions of this Scheme shall continue in force.

18.
Notwithstanding any other clause of this Scheme, unless Part I of this Scheme has become effective on or before December 31, 2010 (or such later date, if any, as the Cayman Court may allow), this Scheme shall lapse and be of no further effect.

Dated May 14, 2010

Annex B

        Companies Acts 1963 to 2009

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION
of
SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY
(Amended and restated by Special Resolution dated    •    )

Incorporated the 22nd day of January 2010

Arthur Cox
Earlsfort Centre
Earlsfort Terrace
Dublin 2
CA99833.9

Cert. No. 480010

Companies Acts 1963 to 2009

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

of

Seagate Technology Public Limited Company

As amended and restated by Special Resolution dated [    •    ]

1.
The name of the Company is Seagate Technology public limited company.

2.
The registered office of the Company shall be at Arthur Cox Building, Earlsfort Centre, Earlsfort Terrace, Dublin 2 or at such other place as the Board may from time to time decide.

3.
The Company is to be a public limited company.

4.
The objects for which the Company is established are:

(1)
(a)    To carry on the business of a provider of hard disk drives, to design, manufacture, market and sell hard disk drives and all devices that store digitally encoded data.

(b)
To carry on the business of designing, manufacturing, marketing and selling media for storing electronic data in systems ranging from desktop and notebook computers, and consumer electronics devices to data centers delivering electronic data over corporate networks and the internet.

(c)
To carry on the business of producing a broad range of disk drive products and other data storage products addressing enterprise applications, mainframes and workstations, desktop applications, mobile computing applications, and consumer electronics applications and to provide data storage services for small to medium sized businesses, including online backup, data protection and recovery solutions.

(d)
To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company's Board and to exercise its powers as a shareholder of other companies.

(e)
To acquire the entire issued share capital of Seagate Technology, a Cayman Island registered company.

(2)
To acquire and hold shares, stocks, debenture stock, bonds, mortgages, obligations and securities and interests of any kind issued or guaranteed by any company, corporation or undertaking of whatever nature and wherever constituted or carrying on business, whether in Ireland or elsewhere, and to vary, transpose, dispose of or otherwise deal with, from time to time as may be considered expedient, any of the Company's investments for the time being.

(3)
To acquire any such shares and other securities as are mentioned in the preceding paragraph by subscription, syndicate participation, tender, purchase, exchange or otherwise and to subscribe for the same, either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof.

  (4)
  To lease, acquire by purchase or otherwise and hold, sell, dispose of and deal in real property and in personal property of all kinds wheresoever situated.

  (5)
  To enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

  (6)
  To acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the Company is authorized to carry on.

  (7)
  To apply for, register, purchase, lease, acquire, hold, use, control, licence, sell, assign or dispose of patents, patent rights, copyrights, trade marks, formulae, licences, inventions, processes, distinctive marks and similar rights.

  (8)
  To enter into partnership or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the Company is authorized to carry on or engage in or any business or transaction capable of being conducted so as to benefit the Company.

  (9)
  To take or otherwise acquire and hold securities in any other body corporate having objects altogether or in part similar to those of the Company or carrying on any business capable of being conducted so as to benefit the Company.

  (10)
  To lend money to any employee or to any person having dealings with the Company or with whom the Company proposes to have dealings or to any other body corporate any of whose shares are held by the Company.

  (11)
  To apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority or any body corporate or other public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto and to enter into any arrangements with any governments or authorities, supreme, municipal, local or otherwise, that may seem conducive to the Company's objects or any of them.

  (12)
  To perform any duty or duties imposed on the Company by or under any enactment and to exercise any power conferred on the Company by or under any enactment.

  (13)
  To incorporate or cause to be incorporated any one or more subsidiaries of the Company (within the meaning of section 155 of the 1963 Act) for the purpose of carrying on any business.

  (14)
  To establish and support or aid in the establishment and support of associations, institutions, funds or trusts for the benefit of employees, directors and/or consultants or former employees, directors and/ or consultants of the Company or its predecessors or any of its subsidiary or associated companies, or the dependants or connections of such employees, directors and/or consultants or former employees, directors and/or consultants and grant gratuities, pensions and allowances, including the establishment of share option schemes, enabling employees, directors and/or consultants of the Company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance or for any object similar to those set forth in this paragraph.

  (15)
  To establish and contribute to any scheme for the purchase by trustees of Shares in the Company to be held for the benefit of the Company's employees or the employees of any of its subsidiary or associated companies and to lend or otherwise provide money to the trustees of such schemes or the Company's employees or the employees of any of its subsidiary or associated companies to enable them to purchase Shares of the Company.

  (16)
  To grant bonuses to any person or persons who are or have been in the employment of the Company or any of its subsidiary or associated companies or any person or persons who are or have been directors of, or consultants to, the Company or any of its subsidiary or associated companies.

  (17)
  To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company of Shares in the Company.

  (18)
  To subscribe or guarantee money for charitable, benevolent, educational or religious objects or for any exhibition or for any public, general or useful objects.

  (19)
  To promote any company for the purpose of acquiring or taking over any of the property and liabilities of the Company or for any other purpose that may benefit the Company.

  (20)
  To purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the Company considers necessary or convenient for the purposes of its business.

  (21)
  To construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects.

  (22)
  To construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the Company and contribute to, subsidize or otherwise assist or take part in the construction, improvement, maintenance, working, management and carrying out of control thereof.

  (23)
  To raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person.

  (24)
  To borrow or raise or secure the payment of money (including money in a currency other than the currency of Ireland) in such manner as the Company shall think fit and in particular by the issue of debentures or any other securities, perpetual or otherwise, charged upon all or any of the Company's property, both present and future, including its uncalled capital and to purchase, redeem or pay off any such securities.

  (25)
  To engage in currency exchange, interest rate and/or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity) including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars, commodity or index linked swaps and any other foreign exchange, interest rate or commodity or index linked arrangements and such other instruments as are similar to or derive from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or termination of any such transactions.

  (26)
  To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the Shares of the Company's capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.

  (27)
  To draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments.

  (28)
  To sell, lease, exchange or otherwise dispose of the undertaking of the Company or any part thereof as an entirety or substantially as an entirety for such consideration as the Company thinks fit.

  (29)
  To sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the Company in the ordinary course of its business.

  (30)
  To adopt such means of making known the products of the Company as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations.

  (31)
  To cause the Company to be registered and recognized in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the Company and to accept service for and on behalf of the Company of any process or suit.

  (32)
  To allot and issue fully-paid Shares of the Company in payment or part payment of any property purchased or otherwise acquired by the Company or for any past services performed for the Company.

  (33)
  To distribute among the Members of the Company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the Company, but not so as to decrease the capital of the Company unless the distribution is made for the purpose of enabling the Company to be dissolved or the distribution, apart from this paragraph, would be otherwise lawful.

  (34)
  To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company's or any other trade or business or providing or safeguarding against the same, or resisting strike, movement or organisation, which may be thought detrimental to the interests or opposing any of the Company or its employees and to subscribe to any association or fund for any such purposes.

  (35)
  To make or receive gifts by way of capital contribution or otherwise.

  (36)
  To establish agencies and branches.

  (37)
  To take or hold mortgages, hypothecations, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the Company of whatsoever kind sold by the Company, or for any money due to the Company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothec, lien or charge.

  (38)
  To pay all costs and expenses of or incidental to the incorporation and organization of the Company.

  (39)
  To invest and deal with the moneys of the Company not immediately required for the objects of the Company in such manner as may be determined.

  (40)
  To do any of the things authorized by this memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others.

  (41)
  To do all such other things as are incidental or conductive to the attainment of the objects and the exercise of the powers of the Company.

5.
The liability of each Member is limited to the amount from time to time unpaid on such Member's Shares.

6.
The authorized share capital of the Company is €40,000 and US$13,500 and consists of (a) 40,000 ordinary shares of €1.00 each, (b) 1,250,000,000 ordinary shares with a nominal value of US $0.00001 per share and having the rights and privileges attached thereto as provided in the Company's Articles of Association (the "Ordinary Shares") and (c) 100,000,000 undesignated preferred shares with a nominal value of US $0.00001 per share and having the rights and preferences attached thereto as provided in the Company's Articles of Association (the "Preferred Shares").

7.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company's articles of association for the time being.

8.
Capitalised terms that are not defined in this memorandum of association bear the same meaning as those given in the articles of association of the Company.

        WE, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a Company in pursuance of this memorandum of association, and we agree to take the number of Shares in the capital of the Company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of Shares taken by each subscriber
For and on behalf of Seagate Technology P.O. Box 309, Ugland House, Grand Cayman KY1-1104 Cayman Island	Thirty nine thousand nine hundred and ninety four Ordinary Shares
Corporate Body
Stephen J. Luczo [ ] California, USA Chairman, President and CEO	One Ordinary Share
Patrick J. O'Malley III [ ] California, USA Executive Vice President and CFO	One Ordinary Share
Robert W. Whitmore [ ] Minnesota, USA Executive Vice President and CTO	One Ordinary Share
Kenneth M. Massaroni [ ] Minnesota, USA Senior Vice President, Corporate Secretary and General Counsel	One Ordinary Share
Stephen P. Sedler [ ] California, USA Senior Vice President and Assistant Secretary	One Ordinary Share
David H. Morton Jr. [ ] California, USA Vice President, Treasurer and Principal Accounting Officer	One Ordinary Share

Dated the 21 day of January 2010

Witnesses to the above signatures:

Georgia Brint	Saralyn D. Brown	Robert Wenner
920 Disc Drive, Scotts Valley	920 Disc Drive, Scotts Valley	1280 Disc Drive, Shakopee,
CA 95066, USA	CA 95066, USA	MN 55379, USA
Demetrios N. Mavrikis	Jenny Wood	Kevin Cope
920 Disc Drive, Scotts Valley	920 Disc Drive, Scotts Valley	920 Disc Drive,
CA 95066, USA	CA 95066, USA	Scotts Valley, CA 95066
USA

Cert. No. 480010

Companies Acts 1963 to 2009

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Seagate Technology Public Limited Company

(Amended and restated by Special Resolution dated    •    )

PRELIMINARY

1.
The regulations contained in Table A in the First Schedule to the 1963 Act shall not apply to the Company.

2.
(1) In these Articles:

"1963 Act"	means the Companies Act 1963.
"1983 Act"	means the Companies (Amendment) Act 1983.
"1990 Act"	means the Companies Act 1990.
"address"	includes, without limitation, any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
"Articles" or "Articles of Association"	means these articles of association of the Company, as amended from time to time by Special Resolution.
"Assistant Secretary"	means any person appointed by the Secretary from time to time to assist the Secretary.
"Auditors"	means the persons for the time being performing the duties of auditors of the Company.
"Beneficial Owner"	means a person who is the beneficial owner of Shares held in a voting trust or by a Member on such beneficial owner's behalf.
"Board"	means the board of directors for the time being of the Company.
"clear days"	means in relation to a period of notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
"Companies Acts"	means the Companies Acts 1963-2009.
"Company"	means the above-named company.

"Covered Person"	shall have the meaning given to such term in Article 177.
"Court"	means the Irish High Court.
"Delaware-Based Courts"	shall have the meaning given to such term in Article 185.
"Directors"	means the directors for the time being of the Company.
"dividend"	includes interim dividends and bonus dividends.
"Dividend Periods"	shall have the meaning given to such term in Article 15.
"electronic communication"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature"	shall have the meaning given to those words in the Electronic Commerce Act 2000.
"Exchange"	means any securities exchange or other system on which the Shares of the Company may be listed or otherwise authorised for trading from time to time.
"Exchange Act"	shall have the meaning given to such term in Article 71.
"Independent Director"	means a person recognised as such by the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.
"Member"	means a person who has agreed to become a member of the Company and whose name is entered in the Register of Members as a registered holder of Shares.
"Memorandum"	means the memorandum of association of the Company as amended from time to time by Special Resolution.
"month"	means a calendar month.
"officer"	means any executive of the Company that has been designated by the Company the title "officer" and for the avoidance of doubt does not have the meaning given to such term under the 1963 Act.
"Ordinary Resolution"	means an ordinary resolution of the Company's Members within the meaning of section 141 of the 1963 Act.
"Ordinary Shares"	has the meaning given in the Company's Memorandum of Association.

"paid-up"	means paid-up as to the nominal value and any premium payable in respect of the issue of any Shares and includes credited as paid-up.
"Preferred Shares"	has the meaning given in the Company's Memorandum of Association.
"proceeding"	shall have the meaning given to such term in Article 177.
"Redeemable Shares"	means redeemable shares in accordance with section 206 of the 1990 Act.
"Register of Members"
means the register of members of the Company maintained by or on behalf of the Company, in accordance with the Companies Acts and includes (except where otherwise stated) any duplicate Register of Members.
"registered office"	means the registered office for the time being of the Company.
"Remote Communication"	shall have the meaning given to such term in Article 72.
"Seal"	means the seal of the Company, if any, and includes every duplicate seal.
"Secretary"
means the person appointed by the Board to perform any or all of the duties of secretary of the Company and includes an Assistant Secretary and any person appointed by the Board to perform the duties of secretary of the Company.
"Share" and "Shares"	means a share or shares in the capital of the Company.
"Special Resolution"	means a special resolution of the Company's Members within the meaning of section 141 of the 1963 Act.
  (2)
  In the Articles:

  (a)
  words importing the singular number include the plural number and vice-versa;

  (b)
  words importing the masculine gender include the feminine gender;

  (c)
  words importing persons include corporations;

  (d)
  "written" and "in writing" include all modes of representing or reproducing words in visible form, including electronic communication;

  (e)
  references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced from time to time;

    (f)
    any phrase introduced by the terms "including", "include", "in particular" or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

    (g)
    reference to "officer" or "officers" in these Articles means any executive that has been designated by the Company as an "officer" and, for the avoidance of doubt, shall not have the meaning given to such term in the 1963 Act and any such officers shall not constitute officers of the Company within the meaning of Section 2(1) of the 1963 Act.

    (h)
    headings are inserted for reference only and shall be ignored in construing these Articles; and

    (i)
    references to US$, USD, or dollars shall mean United States dollars, the lawful currency of the United States of America and references to €, euro, or EUR shall mean the euro, the lawful currency of Ireland.

SHARE CAPITAL; ISSUE OF SHARES

3.
The authorised share capital of the Company is €40,000 and US$13,500 and consists of (a) 40,000 ordinary shares of €1.00 each, (b) 1,250,000,000 Ordinary Shares of US $0.00001 each and (c) 100,000,000 undesignated Preferred Shares of US $0.00001 each.

4.
Subject to the Companies Acts and the provisions, if any, in the Memorandum and these Articles and to any direction that may be given by the Company in a general meeting and without prejudice to any rights attached to any existing Shares, the Board may allot, issue, grant options, rights or warrants over or otherwise dispose of any Shares with or without preferred, deferred, qualified or other rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise, and to such persons at such times and on such other terms as they think proper. Notwithstanding and without prejudice to the generality of the foregoing, the Board is expressly authorised and empowered to implement or effect at its sole discretion the issuance of a preferred share purchase right to be issued on a pro rata basis to each holder of an Ordinary Share with such terms and for such purposes, including the influencing of takeovers, as may be described in a rights agreement between the Company and a rights agent.

5.
Upon approval of the Board, such number of Ordinary Shares, or other Shares or securities of the Company, as may be required for such purposes shall be reserved for issuance in connection with an option, right, warrant or other security of the Company or any other person that is exercisable for, convertible into, exchangeable for or otherwise issuable in respect of such Ordinary Shares or other Shares or securities of the Company.

6.
All Shares shall be issued fully paid as to their nominal value and any premium determined by the Board at the time of issue, save in accordance with sections 26(5) and 28 of the 1983 Act, and so that, in the case of Shares offered to the public for subscription, the amount payable on each Share shall not be less than one-quarter of the nominal amount of the Share and the whole of any premium thereon, and shall be non-assessable.

7.
Subject to the provisions of Part XI of the 1990 Act and the other provisions of this Article 7, the Company may:

(a)
pursuant to section 207 of the 1990 Act, issue any Shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as may be determined by the Company in general meeting on the recommendation of the Directors;

(b)
redeem Shares of the Company on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles. Subject as aforesaid, the Company may cancel any Shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as Shares of any class or classes or cancel them; or

  (c)
  pursuant to section 210 of the 1990 Act, convert any of its Shares into Redeemable Shares provided that the total number of Shares which shall be redeemable pursuant to this authority shall not exceed the limit in section 210(4) of the 1990 Act.

8.
The Directors are, for the purposes of section 20 of the 1983 Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 20) up to the amount of Company's authorised share capital and to allot and issue any Shares purchased by the Company pursuant to the provisions of Part XI of the 1990 Act and held as treasury shares and this authority shall expire five years from the date of adoption of these Articles.

9.
The Directors are hereby empowered pursuant to sections 23 and 24(1) of the 1983 Act to allot equity securities within the meaning of the said section 23 for cash pursuant to the authority conferred by Article 8 as if section 23(1) of the said 1983 Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by Article 8 had not expired.

ORDINARY SHARES

10.
The holders of the Ordinary Shares shall be:

(a)
entitled to dividends on a pro rata basis in accordance with the relevant provisions of these Articles;

(b)
entitled to participate pro rata in the total assets of the Company in the event of the Company's winding up; and

(c)
entitled, subject to the right of the Company to set record dates for the purpose of determining the identity of Members entitled to notice of and/or vote at a general meeting, to attend general meetings of the Company and shall be entitled to one vote for each Ordinary Share registered in his name in the Register of Members, both in accordance with the relevant provisions of these Articles.

11.
An Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from the relevant third party. In these circumstances, the acquisition of such Shares by the Company shall constitute the redemption of a Redeemable Share in accordance with Part XI of the 1990 Act.

12.
The holders of the Ordinary Shares shall not be entitled, unless the Board resolves otherwise (either generally or in any particular case or cases), to receive a share certificate in respect of any Ordinary Shares.

13.
All Ordinary Shares shall rank pari passu with each other in all respects.

PREFERRED SHARES

14.
Preferred Shares may be issued from time to time in one or more series, each of such series to have such voting powers (full or limited or without voting powers), designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed, or in any resolution or resolutions providing for the issue of such series adopted by the Board as hereinafter provided.

15.
Authority is hereby granted to the Board, subject to the provisions of the Memorandum, these Articles and applicable law to issue all or any of the authorized unissued Preferred Shares, to create one or more series of Preferred Shares and, with respect to each such series, to fix by resolution or resolutions, without any further vote or action by the Members providing for the issue of such series:

(a)
the number of Preferred Shares to constitute such series and the distinctive designation thereof;

(b)
the dividend rate on the Preferred Shares of such series, the dividend payment dates, the periods in respect of which dividends are payable ("Dividend Periods"), whether such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c)
whether the Preferred Shares of such series shall be convertible into, or exchangeable for, Shares of any other class or classes or any other series of the same or any other class or classes of Shares and the conversion price or prices or rate or rates, or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(d)
the preferences, if any, and the amounts thereof, which the Preferred Shares of such series shall be entitled to receive upon the winding up of the Company;

(e)
the voting power, if any, of the Preferred Shares of such series;

(f)
transfer restrictions and rights of first refusal with respect to the Preferred Shares of such series; and

(g)
such other terms, conditions, special rights and provisions as may seem advisable to the Board.

  Notwithstanding the fixing of the number of Preferred Shares constituting a particular series upon the issuance thereof, the Board at any time thereafter may authorise the issuance of additional Preferred Shares of the same series subject always to the Companies Acts, the Memorandum and these Articles.

16.
No dividend shall be declared and set apart for payment on any series of Preferred Shares in respect of any Dividend Period unless there shall likewise be or have been paid, or declared and set apart for payment, on all Preferred Shares of each other series entitled to cumulative dividends at the time outstanding that rank senior or equally as to dividends with the series in question, dividends ratably in accordance with the sums which would be payable on the said Preferred Shares through the end of the last preceding Dividend Period if all dividends were declared and paid in full.

17.
If, upon the winding up of the Company, the assets of the Company distributable among the holders of any one or more series of Preferred Shares which (i) are entitled to a preference over the holders of the Ordinary Shares upon such winding up, and (ii) rank equally in connection with any such distribution, shall be insufficient to pay in full the preferential amount to which the holders of such Preferred Shares shall be entitled, then such assets, or the proceeds thereof, shall be distributed among the holders of each such series of the Preferred Shares ratably in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full.

 ISSUE OF WARRANTS

18.
The Board may issue warrants to subscribe for any class of Shares or other securities of the Company on such terms as it may from time to time determine.

CERTIFICATES FOR SHARES

19.
Unless otherwise provided for by the Board or the rights attaching to or by the terms of issue of any particular Shares, or to the extent required by any stock exchange, depository, or any operator of any clearance or settlement system, no person whose name is entered as a Member in the Register of Members shall be entitled to receive a share certificate for all his Shares of each class held by him (nor on transferring a part of holding, to a certificate for the balance).

20.
Any share certificate, if issued, shall specify the number of Shares in respect of which it is issued and the amount paid thereon or the fact that they are fully paid, as the case may be, and may otherwise be in such form as shall be determined by the Board. Such certificates may be under Seal. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. The name and address of the person to whom the Shares represented thereby are issued, with the number of Shares and date of issue, shall be entered in the Register of Members of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of Shares shall have been surrendered and cancelled. The Board may authorise certificates to be issued with the seal and authorised signature(s) affixed by some method or system of mechanical process. In respect of a Share or Shares held jointly by several persons, the Company shall not be bound to issue a certificate or certificates to each such person, and the issue and delivery of a certificate or certificates to one of several joint holders shall be sufficient delivery to all such holders.

21.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating such evidence, as the Board may prescribe, and, in the case of defacement or wearing out, upon delivery of the old certificate.

REGISTER OF MEMBERS

22.
The Company shall maintain or caused to be maintained a Register of its Members in accordance with the Companies Acts.

23.
If the Board considers it necessary or appropriate, the Company may establish and maintain a duplicate Register or Registers of Members at such location or locations within or outside Ireland as the Board thinks fit. The original Register of Members shall be treated as the Register of Members for the purposes of these Articles and the Companies Acts.

24.
The Company, or any agent(s) appointed by it to maintain the duplicate Register of Members in accordance with these Articles, shall as soon as practicable and on a regular basis record or procure the recording in the original Register of Members all transfers of Shares effected on any duplicate Register of Members and shall at all times maintain the original Register of Members in such manner as to show at all times the Members for the time being and the Shares respectively held by them, in all respects in accordance with the Companies Acts.

25.
The Company shall not be bound to register more than four persons as joint holders of any Share. If any Share shall stand in the names of two or more persons, the person first named in the Register of Members shall be deemed the sole holder thereof as regards service of notices and, subject to the provisions of these Articles, all or any other matters connected with the Company.

TRANSFER OF SHARES

26.
All transfers of Shares may be effected by an instrument of transfer in the usual common form or in such other form as the Board may approve. All instruments of transfer must be left at the registered office of the Company or at such other place as the Board may appoint and all such instruments of transfer shall be retained by the Company.

27.
(1)    The instrument of transfer shall be executed by or on behalf of the transferor. The instrument of transfer of any Share shall be in writing and shall be executed with a manual signature or facsimile signature (which may be machine imprinted or otherwise) by or on behalf of the transferor provided that in the case of execution by facsimile signature by or on behalf of a transferor, the Board shall have previously been provided with a list of specimen signatures of the authorised signatories of such transferor and the Board shall be reasonably satisfied that such facsimile signature corresponds to one of those specimen signatures.

(2)
The instrument of transfer of any Share may be executed for and on behalf of the transferor by the Secretary or an Assistant Secretary, and the Secretary or Assistant Secretary shall be deemed to have been irrevocably appointed agent for the transferor of such Share or Shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such Share or Shares all such transfers of Shares held by the Members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of Shares agreed to be transferred, the date of the agreement to transfer Shares, shall, once executed by the transferor or the Secretary or Assistant Secretary as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section 81 of the 1963 Act. The transferor shall be deemed to remain the holder of the Share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(3)
The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of Shares on behalf of the transferee of such Shares of the Company. If stamp duty resulting from the transfer of Shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those Shares and (iii) to claim a first and permanent lien on the Shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company's lien shall extend to all dividends paid on those Shares.

(4)
Notwithstanding the provisions of these Articles and subject to any regulations made under section 239 of the 1990 Act, title to any Shares in the Company may also be evidenced and transferred without a written instrument in accordance with section 239 of the 1990 Act or any regulations made thereunder. The Directors shall have power to permit any class of Shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

28.
The Board may, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

(a)
the instrument of transfer is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)
the instrument of transfer is in respect of only one class of Shares;

(c)
the instrument of transfer is properly stamped (in circumstances where stamping is required);

(d)
in the case of a transfer to joint holders, the number of joint holders to which the Share is to be transferred does not exceed four; and

(e)
a fee of such maximum amount as the Exchange (if any) may from time to time determine to be payable (or such lesser sum as the Board may from time to time require) is paid to the Company in respect thereof.

29.
If the Board shall refuse to register a transfer of any Share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and the transferee notice of such refusal.

30.
The Company shall not be obligated to make any transfer to an infant or to a person in respect of whom an order has been made by a competent court or official on the grounds that he is or may be suffering from mental disorder or is otherwise incapable of managing his affairs or under other legal disability.

31.
Upon every transfer of Shares the certificate (if any) held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and a new certificate may be issued without charge to the transferee in respect of the Shares transferred to him, and if any of the Shares included in the certificate so given up shall be retained by the transferor, a new certificate in respect thereof may be issued to him without charge. The Company shall also retain the instrument(s) of transfer.

REDEMPTION AND REPURCHASE OF SHARES

32.
Subject to the provisions of the Companies Act and these Articles, the Company may issue Redeemable Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of Ordinary Shares shall be effected in accordance with Article 11 and in such manner as the Company may, by Special Resolution, determine before the issue of the Ordinary Shares and the redemption of Preferred Shares shall be effected in such manner as the Board may, by resolution, determine before the issue of the Preferred Shares.

33.
Subject to the Companies Acts, the Company may, without prejudice to any relevant special rights attached to any class of Shares pursuant to section 211, of the 1990 Act, purchase any of its own Shares whether in the market, by tender or by private agreement, at such prices (whether at nominal value or above or below nominal value) and otherwise on such terms and conditions as the Board may from time to time determine including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between Members or Members of the same class (the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts) and may cancel any Shares so purchased or hold them as treasury shares (as defined in section 209 of the 1990 Act) and may reissue any such Shares as Shares of any class or classes.

34.
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Acts.

35.
The holder of the Shares being purchased shall be bound to deliver up to the Company at its registered office or such other place as the Board shall specify, the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

VARIATION OF RIGHTS OF SHARES

36.
If at any time the share capital of the Company is divided into different classes of Shares, the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied or abrogated with the consent in writing of the holders of three-fourths of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the Shares of that class.

37.
The provisions of these Articles relating to general meetings shall apply mutatis mutandis to every such general meeting of the holders of one class of Shares except that the necessary quorum shall be one person holding or representing by proxy at least one-third of the issued Shares of the class.

38.
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or be deemed to be varied by a purchase or redemption by the Company of its own Shares. The rights of holders of Ordinary Shares shall not be deemed to be varied by the creation or issue of Shares with preferred or other rights which may be effected by the Board as provided in these Articles without any vote or consent of the holders of Ordinary Shares.

LIEN ON SHARES

39.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Directors, at any time, may declare any Share to be wholly or in part exempt from the provisions of this Article. The Company's lien on a Share shall extend to all moneys payable in respect of it.

40.
The Company may sell in such manner as the Directors determine any Share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen clear days after notice demanding payment, and stating that if the notice is not complied with the Share may be sold, has been given to the holder of the Share or to the person entitled to it by reason of the death or bankruptcy of the holder.

41.
To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the Share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the holder of the Share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the Share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

42.
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the Shares sold and subject to a like lien for any moneys not presently payable as existed upon the Shares before the sale) shall be paid to the person entitled to the Shares at the date of the sale.

 CALLS ON SHARES

43.
Subject to the terms of allotment, the Directors may make calls upon the Members in respect of any moneys unpaid on their Shares and each Member (subject to receiving at least fourteen clear days' notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his Shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

44.
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

45.
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

46.
If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the Share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Companies Acts) but the Directors may waive payment of the interest wholly or in part.

47.
An amount payable in respect of a Share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.

48.
Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares for a difference between the holders in the amounts and times of payment of calls on their Shares.

49.
The Directors, if they think fit, may receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any Shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent. per annum, as may be agreed upon between the Directors and the Member paying such sum in advance.

FORFEITURE

50.
If a Member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

51.
The notice shall name a further day (not earlier than the expiration of fourteen clear days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

52.
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any Shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Shares and not paid before forfeiture. The Directors may accept a surrender of any Share liable to be forfeited hereunder.

53.
On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the Shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the Member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

54.
A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to that person. The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and thereupon he shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

55.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the Shares, without any deduction or allowance for the value of the Shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the Shares.

56.
A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a Share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.

57.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the nominal value of the Share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

58.
The Directors may accept the surrender of any Share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered Share shall be treated as if it has been forfeited.

COMMISSION ON SALE OF SHARES

59.
The Company may exercise the powers of paying commissions to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares of the Company. Subject to the provisions of the Companies Acts, such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also on any issue of Shares pay such brokerage as may be lawful.

 NON-RECOGNITION OF TRUSTS

60.
The Company shall not be obligated to recognise any person as holding any Share upon any trust (except as is otherwise provided in these Articles or to the extent required by law) and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future, or partial interest in any Share, or any interest in any fractional part of a Share, or (except only as is otherwise provided by these Articles or the Companies Acts) any other rights in respect of any Share except an absolute right to the entirety thereof in the registered holder. This shall not preclude the Company from requiring the Members or a transferee of Shares to furnish to the Company with information as to the beneficial ownership of any Share when such information is reasonably required by the Company.

TRANSMISSION OF SHARES

61.
In case of the death of a Member, the survivor or survivors where the deceased was a joint holder, and the legal personal representatives of the deceased where he was a sole holder, shall be the only persons recognised by the Company as having any title to his interest in the Shares, but nothing herein contained shall release the estate of any such deceased holder from any liability in respect of any Shares which had been held by him solely or jointly with other persons.

62.
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may from time to time be required by the Board and subject as hereinafter provided, elect either to be registered himself as holder of the Share or to make such transfer of the Share to such other person nominated by him and to have such person registered as the transferee thereof, but the Board shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by that Member before his death or bankruptcy as the case may be.

63.
If the person so becoming entitled shall elect to be registered himself as holder he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.

64.
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of the holder (or in any other case than by transfer) shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the Share, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company provided however that the Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within ninety days the Board may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

AMENDMENT OF MEMORANDUM OF ASSOCIATION;
CHANGE OF LOCATION OF REGISTERED OFFICE; AND
ALTERATION OF CAPITAL

65.
The Company may by Ordinary Resolution:

(a)
increase the share capital by such sum and with such rights, priorities and privileges annexed thereto, as such Ordinary Resolution shall prescribe;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

  (c)
  by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller nominal value than is fixed by the Memorandum subject to section 68(1)(d) of the 1963 Act, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

  (d)
  cancel any Shares that at the date of the passing of the relevant Ordinary Resolution have not been taken or agreed to be taken by any person; and

  (e)
  subject to applicable law, change the currency denomination of its share capital.

66.
Subject to the provisions of the Companies Acts, the Company may

(a)
by Special Resolution change its name, alter or add to the Memorandum with respect to any objects, powers or other matters specified therein or alter or add to these Articles.

(b)
by Special Resolution reduce its issued share capital and any capital redemption reserve fund or any share premium account.

(c)
by resolution of the Directors change the location of its registered office.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

67.
For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, the Board may provide, subject to the requirements of section 121 of the 1963 Act, that the Register of Members shall be closed for transfers at such times and for such periods, not exceeding in the whole 30 days in each year. If the Register of Members shall be so closed for the purpose of determining Members entitled to notice of or to vote at a meeting of Members such Register of Members shall be so closed for at least five (5) days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

68.
In lieu of, or apart from, closing the Register of Members, the Board may fix in advance a date as the record date (a) for any such determination of Members entitled to notice of or to vote at a meeting of the Members, which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, and (b) for the purpose of determining the Members entitled to receive payment of any dividend, or in order to make a determination of Members for any other proper purpose, which record date shall not be more than sixty (60) days prior to the date of payment of such dividend or the taking of any action to which such determination of Members is relevant. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors

69.
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members or Members entitled to receive payment of a dividend, the date immediately preceding the date on which notice of the meeting is deemed given under these Articles or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in these Articles, such determination shall apply to any adjournment thereof; provided, however, that the Directors may fix a new record date of the adjourned meeting, if they think fit.

 GENERAL MEETINGS

70.
The Company, in accordance with requirements of the Companies Acts, shall in each calendar year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as the Directors shall appoint, provided that the period between the date of one annual general meeting of the Company and that of the next shall not be longer than such period as applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange permits. At these meetings the report of the Directors (if any) shall be presented.

71.
The Board may whenever it thinks fit, and shall, on the requisition in writing of Members holding such number of Shares as is prescribed by, and made in accordance with the Companies Acts, proceed to convene a general meeting of the Company. All general meetings other than annual general meetings shall be called extraordinary general meetings. Subject always to section 140 of the 1963 Act and the necessary Member approvals, all general meetings of the Company may be held at such place, either inside or outside of Ireland, as determined by the Board, provided, that in the case of annual general meetings, for as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, of the United States of America (the "Exchange Act") and the Company is subject to the reporting requirements of the Exchange Act, not more than one (1) in every four (4) of such meetings shall be held outside of the United States of America.

72.
The Board may, in its sole discretion, but subject always to the approval of Members as to the holding of general meeting outside of Ireland as described in Article 71, determine that a general meeting shall not be held at any place, but may instead be held solely by means of remote communication that enables Members and proxies entitled to attend the meeting to listen to the meeting, watch the meeting or both and send questions to the Chairman of the meeting, to be addressed at the meeting, if deemed proper ("Remote Communication") as follows:

(a)
if authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, Members and proxies entitled to attend and vote but not physically present at a meeting of Members may, by means of Remote Communication:

(i)
participate in a meeting of Members; and

(ii)
be deemed present in person and vote at a meeting of Members whether such meeting is to be held at a designated place or solely by means of Remote Communication.

(b)
if authorised by the Board, any vote taken by written ballot may be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the Member or proxy. Any such general meeting shall be deemed to have taken place at the location of the majority of the Board.

73.
For as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act, in the event that any annual general meeting is held outside of the United States of America, the Board shall provide Members and proxies entitled to attend such meeting with access to such meeting by way of Remote Communication.

NOTICE OF GENERAL MEETINGS

74.
Subject to the provisions of the Companies Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by at least twenty-one (21) clear days notice and all other extraordinary general meetings shall be called by at least fourteen (14) clear days notice. Such notice shall state the date, time, place and purposes of the general meeting to which it relates. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify such other details as are required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

75.
A general meeting of the Company shall, whether or not the notice specified in this regulation has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if applicable law so permits and it is so agreed by the Auditors and by all the Members entitled to attend and vote thereat or their proxies.

76.
The notice convening an annual general meeting shall specify the meeting as such, and the notice convening a meeting to pass a Special Resolution shall specify the intention to propose the resolution as a Special Resolution. Notice of every general meeting shall be given to all Members other than such as, under the provisions hereof or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company.

77.
There shall appear with reasonable prominence in every notice of general meetings of the Company a statement that a Member entitled to attend and vote is entitled to appoint a proxy to attend and vote instead of him and that a proxy need not be a Member of the Company.

78.
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

79.
In cases where instruments of proxy are sent out with notices, the accidental omission to send such instrument of proxy to, or the non-receipt of such instrument of proxy by, any person entitled to receive notice shall not invalidate any resolution passed or any proceeding at any such meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class of Shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

PROCEEDINGS AT GENERAL MEETINGS

80.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and Auditors, the election of Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.

81.
No business shall be transacted at any general meeting unless a quorum is present. One or more Members present in person or by proxy holding not less than a majority of the issued and outstanding Shares of the Company entitled to vote at the meeting in question shall be a quorum.

82.
If within one hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and place or to such other time or such other place as the Board may determine and if at the adjourned meeting a quorum is not present within one hour from the time appointed for the meeting the Members present shall be a quorum.

83.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he shall not be present within one hour after the time appointed for the holding of the meeting, or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting or if all of the Directors present decline to take the chair, then the Members present shall choose one of their own number to be Chairman of the meeting.

84.
The Chairman may, with the consent of any general meeting duly constituted hereunder, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting; save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned general meeting. No business shall be transacted at any adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

85.
(1)    Subject to the Companies Acts, a resolution may only be put to a vote at a general meeting of the Company or of any class of Members if:

  (i)
  it is proposed by or at the direction of the Board; or

  (ii)
  it is proposed at the direction of the Court; or

  (iii)
  it is proposed on the requisition in writing of such number of Members as is prescribed by, and is made in accordance with section 132 of the 1963 Act;

  (iv)
  it is proposed pursuant to, and in accordance with the procedures and requirements of, Articles 93 or 94; or

  (v)
  the Chairman of the meeting in his absolute discretion decides that the resolution may properly be regarded as within the scope of the meeting.

(2)
No amendment may be made to a resolution, at or before the time when it is put to a vote, unless the Chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

(3)
If the Chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order (as the case may be), the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the Chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive.

86.
Except where a greater majority is required by the Companies Acts or these Articles, any question proposed for consideration at any general meeting of the Company or of any class of Members shall be decided by an Ordinary Resolution.

87.
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:

(a)
the Chairman; or

(b)
by at least five Members present in person or by proxy; or

(c)
by any Member or Members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the Members having the right to vote at the meeting; or

  (d)
  by a Member or Members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

  Unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. The demand for a poll may be withdrawn.

88.
Except as provided in Article 89, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

89.
A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time, not being not being more than ten days from the date of the meeting or adjourned meeting at which the vote was taken, as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

90.
No notice need be given of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll a Member entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

91.
In the case of an equality of votes the Chairman of the general meeting at which the poll is taken shall not be entitled to a second or casting vote.

NOMINATIONS OF DIRECTORS

92.
Nominations of persons for election to the Board (other than directors to be nominated by any series of Preferred Shares, voting separately as a class) at a general meeting may only be made (a) pursuant to the Company's notice of meeting pursuant to Article 74 at the recommendation of the Board, (b) by or at the direction of the Board or any authorised committee thereof or (c) by any Member who (i) complies with the notice procedures set forth in Articles 93 or 94, as applicable, (ii) was a Member at the time such notice is delivered to the Secretary and on the record date for the determination of Members entitled to vote at such general meeting and (iii) is present at the relevant general meeting, either in person or by proxy, to present his nomination, provided, however, that Members shall only be entitled to nominate persons for election to the Board at annual general meetings or at general meetings called specifically for the purpose of electing directors.

93.
For nominations of persons for election to the Board (other than directors to be nominated by any series of Preferred Shares, voting separately as a class) to be properly brought before an annual general meeting by a Member, such annual general meeting must have been called for the purpose of, among other things, electing directors and such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company, or such other address as the Secretary may designate, not less than 120 days nor more than 150 days prior to the first anniversary of the date the Company's proxy statement was first released to Members in connection with the prior year's annual general meeting; provided, however, that in the event the date of the annual general meeting is changed by more than 30 days from the first anniversary date of the prior year's annual general meeting, notice by the Member of Shares to be timely must be so delivered not earlier than the 150th day prior to such annual general meeting and not later than the later of the 120th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such Member's notice shall set forth (a) as to each person whom the Member proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, of the United States of America, as amended, or any successor provisions thereto, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (b) as to the Member giving the notice (i) the name and address of such Member, as they appear on the Register of Members, (ii) the class and number of Shares that are owned beneficially and/or of record by such Member, (iii) a representation that the Member is a registered holder of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the Member intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding share capital required to approve or elect the nominee and/or (xi) otherwise to solicit proxies from Members in support of such nomination. The Board may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company, including such evidence satisfactory to the Board that such nominee has no interests that would limit such nominee's ability to fulfil his duties as a director.

94.
For nominations of persons for election to the Board (other than directors to be nominated by any series of Preferred Shares, voting separately as a class) to be properly brought before a general meeting other than an annual general meeting by a Member, such Member must have given timely notice thereof in writing to the Secretary. To be timely, a Member's notice shall be delivered to the Secretary at the registered office of the Company or such other address as the Secretary may designate, not earlier than the 150th day prior to such general meeting and not later than the 120th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board to be elected at such meeting. Such Member's notice shall set forth the same information as is required by provisions (a) and (b) of Article 93.

95.
Unless otherwise provided by the terms of any series of Preferred Shares or any agreement among Members or other agreement approved by the Board, only persons who are nominated in accordance with the procedures set forth in Articles 93 and 94 shall be eligible to serve as directors of the Company. If the Chairman of a general meeting determines that a proposed nomination was not made in compliance with Articles 93 and 94, he shall declare to the meeting that nomination is defective and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of these Articles, if the Member (or a qualified representative of the Member) does not appear at the general meeting to present his nomination, such nomination shall be disregarded.

VOTES OF MEMBERS

96.
Subject to any rights or restrictions for the time being attached to any class or classes of Shares, every Member of record present in person or by proxy shall have one vote for each Share registered in his name in the Register of Members.

97.
In the case of joint holders of record the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

98.
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person in the nature of a committee, receiver or curator bonis appointed by that court, and any such committee, receiver, curator bonis or other persons may vote by proxy.

99.
No Member shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting.

100.
No objection shall be raised to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at such general meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the general meeting whose decision shall be final and conclusive.

101.
Votes may be given either personally or by proxy. A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting and may appoint one proxy to vote both in favour of and against the same resolution in such proportion as specified in the instrument appointing the proxy. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands.

PROXIES

102.
The rules and procedures relating to the form or a proxy, the depositing or filing of proxies and voting pursuant to a proxy and any other matter incidental thereto shall be approved by the Board, subject to such rules and procedures as required by applicable law or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange and as provided in the following Articles under this heading of "PROXIES".

103.
(1)    Every Member or Beneficial Owner entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

(2)
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a of a Member as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Member. A proxy need not be a Member of the Company.

104.
The instrument appointing a proxy may be in any usual or common form and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

105.
Subject to the foregoing, a Member may appoint a proxy by means of an "omnibus" or "enduring" proxy with or without a power of substitution. Such "omnibus" or "enduring" proxy may provide that all persons who appear in a specified register maintained by the Depositary Trust Company ("DTC") (each a "specified holder") may act as proxy for so long as the name of the specified holder appears in the specified DTC register in respect of the relevant number of shares which appear opposite the name of the specified holder in the DTC register from time to time in respect of all meetings of the Company, and if any specified holder does not attend a meeting of the Company, the relevant Member may appoint such other persons as may be nominated by the specified holder from time to time in accordance with the proxy registration system for specified holders as the Member's proxy in respect of all meetings of the Company.

CORPORATE MEMBERS

106.
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

DIRECTORS

107.
(1)    There shall be a Board consisting of not less than two or more than twelve persons, provided however that the Company may from time to time by Ordinary Resolution increase or reduce the upper limit. So long as Shares of the Company are listed on an Exchange, the Board shall include such number of Independent Directors as the relevant code, rules or regulations applicable to the listing of any Shares on the Exchange require. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment, but for no other purpose.

(2)
If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. lf, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there be no Director or Directors able or willing to act then any two Members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Companies Acts and these Articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

 REMUNERATION OF DIRECTORS

108.
The remuneration to be paid to the Directors shall be such remuneration as the Directors shall determine. Such remuneration shall be deemed to accrue from day to day. The Directors shall also be entitled to be paid their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive a fixed allowance in respect thereof as may be determined by the Board from time to time, or a combination partly of one such method and partly the other.

109.
The Board may approve additional remuneration to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his ordinary routine work as a Director. Any fees paid to a Director who is also counsel or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

110.
The Board may approve additional remuneration to any Director for any services other than his ordinary routine work as a Director. Any fees paid to a Director who is also legal counsel to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

NO MINIMUM SHAREHOLDING

111.
No shareholding qualification is required to be held by a Director.

DIRECTORS' AND OFFICERS' INTERESTS

112.
A Director or an officer of the Company who is in any way, whether directly or indirectly, interested in a contract, transaction or arrangement or proposed contract, transaction or arrangement with the Company shall, in accordance with section 194 of the 1963 Act, declare the nature of his interest at the first opportunity either (a) at a meeting of the Board at which the question of entering into the contract, transaction or arrangement is first taken into consideration, if the Director or officer of the Company knows this interest then exists, or in any other case, at the first meeting of the Board after learning that he is or has become so interested or (b) by providing a general notice to the Directors declaring that he is a director or an officer of, or has an interest in, a person and is to be regarded as interested in any transaction or arrangement made with that person, and after giving such general notice it shall not be necessary to give special notice relating to any particular transaction.

113.
A Director may hold any other office or place of profit under the Company (other than the office of its Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board may determine.

114.
A Director may act by himself or his firm in a professional capacity for the Company (other than as its Auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

115.
A Director may be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other company or otherwise interested in any company promoted by the Company or in which the Company may be interested as shareholder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of such other company; provided that he has declared the nature of his position with, or interest in, such company to the Board in accordance with Article 112.

116.
No person shall be disqualified from the office of Director or from being an officer of the Company or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or officer of the Company shall be in any way interested be or be liable to be avoided, nor shall any Director or officer of the Company so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director or officer of the Company holding office or of the fiduciary relation thereby established; provided that:

(a)
he has declared the nature of his interest in such contract or transaction to the Board in accordance with Article 112; and

(b)
the contract or transaction is approved by a majority of the disinterested Directors, notwithstanding the fact that the disinterested Directors may represent less than a quorum.

117.
A Director may be counted in determining the presence of a quorum at a meeting of the Board which authorises or approves the contract, transaction or arrangement in which he is interested and he shall be at liberty to vote in respect of any contract, transaction or arrangement in which he is interested, provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him in accordance with Article 112, at or prior to its consideration and any vote thereon.

118.
For the purposes of Article 112:-

(a)
a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified;

(b)
an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his; and

(c)
a copy of every declaration made and notice given under Article 112 shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, Auditor or Member of the Company at the Registered Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.

POWERS AND DUTIES OF DIRECTORS

119.
Subject to the provisions of the Companies Act, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Board, which may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Board.

120.
In addition to any other duties the Directors may owe to the Company or the Members under applicable law, the Directors shall owe a fiduciary duty to the Company and to the Members as a whole and, in discharging such fiduciary duties, they will act in good faith, in a manner that they believe to be in the best interests of the Company and the Members as a whole, in a manner consistent with the standards of care required by the courts of Ireland and the state of Delaware, in the United States of America. A Director, by agreeing to serve, or to continue to serve, on the

  Board, will be deemed to have agreed to owe the duties to the Company and the Members specified in this Article 120.

121.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Board shall determine.

122.
The Board on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

123.
The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

124.
The Company may exercise the powers conferred by section 41 of the 1963 Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

MINUTES

125.
The Board shall cause minutes to be made in books kept for the purpose of all appointments of officers made by the Board, all resolutions and proceedings at meetings of the Company or the holders of any class of Shares, of the Directors and of committees of Directors, including the names of the Directors present at each meeting.

DELEGATION OF THE BOARD'S POWERS

126.
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by him. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

127.
The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

128.
The Board may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Board may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

 EXECUTIVE OFFICERS; DUTIES OF OFFICERS

129.
The Board may from time to time appoint one or more Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer and such other officers as it considers necessary in the management of the business of the Company and as it may decide for such period and upon such terms as it thinks fit and upon such terms as to remuneration as it may decide in accordance with these Articles. Such officers need not also be a Director.

130.
Every person appointed to an office under Article 129 shall, without prejudice to any claim for damages that such person may have against the Company (or the Company may have against such person for any breach of any contract of service between him and the Company) be liable to be dismissed or removed at any time from such executive office by the Board. A Director appointed to an office under the above Article 129 shall ipso facto and immediately cease to hold such executive office if he shall cease to hold the office of Director for any cause.

131.
The Company agrees to require any person who serves as an officer of the Company to agree that, in addition to any other duties such officer may owe to the Company or the Members under applicable law, such officer shall owe a fiduciary duty to the Company and to the Members as a whole and, in discharging such fiduciary duties, he will act in good faith, in a manner that he believes to be in the best interests of the Company and the Members as a whole, in a manner consistent with the standards of care required by the courts of the Ireland and the state of Delaware, in the United States of America.

PROCEEDINGS OF DIRECTORS

132.
Except as otherwise provided by these Articles, the Directors shall meet together for the despatch of business, convening, adjourning and otherwise regulating their meetings and procedures as they think fit. Questions arising at any meeting shall be decided by a majority of votes of the Directors present at a meeting at which there is a quorum. Each Director shall have one vote. In case of an equality of votes, the Chairman shall have a second or casting vote.

133.
Regular meetings of the Board may be held at such times and places as may be provided for in resolutions adopted by the Board. No additional notice of a regularly scheduled meeting of the Board shall be required.

134.
A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors by at least two days' notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held and provided further if notice is given in person, by telephone, cable, telex, telecopy or email the same shall be deemed to have been given on the day it is delivered to the Directors or transmitting organisation as the case may be. The accidental omission to give notice of a meeting of the Directors to, or the non-receipt of notice of a meeting by any person entitled to receive notice shall not invalidate the proceedings of that meeting.

135.
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed shall be a majority of the Directors in office. In no event shall the Board fix a quorum that is less than one-third (1/3) of the total number of Directors or that is less than two Directors.

136.
The continuing Directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

137.
The Directors may elect a Chairman of their Board and determine the period for which he is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be a Chairman of the meeting.

138.
All acts done by any meeting of the Directors or of a committee of Directors shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and qualified to be a Director.

139.
Members of the Board or of any committee thereof may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the Chairman is at the start of the meeting.

140.
A resolution in writing (in one or more counterparts), signed by all the Directors for the time being or all the members of a committee of Directors shall be as valid and effectual as if it had been passed at a meeting of the Directors or committee as the case may be duly convened and held.

VACATION OF OFFICE OF DIRECTOR

141.
The office of a Director shall be vacated:

(a)
if he gives notice in writing to the Company that he resigns the office of Director;

(b)
if he absents himself from three consecutive meetings of the Board without special leave of absence from the Directors, and they pass a resolution that he has by reason of such absence vacated office;

(c)
if he dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

(d)
if he is found a lunatic or becomes of unsound mind; or

(e)
on his being prohibited, restricted or disqualified by any applicable law, or the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange, from being a Director.

APPOINTMENT AND REMOVAL OF DIRECTORS

142.
The Company may by Ordinary Resolution appoint any person to be a Director and may by Ordinary Resolution, of which extended notice has been given in accordance with section 142 of the 1963 Act, remove any Director before the expiration of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

143.
The Directors shall have power at any time and from time to time to appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, provided that the total amount of Directors shall not at any time exceed the number fixed in accordance with these Articles and provided further, that any such Director so appointed shall be approved or removed by a resolution of the Members at the next annual general meeting.

144.
Directors shall hold office for such term as the Members may determine by Ordinary Resolution or, in the absence of such determination, until the next annual general meeting and until their successors are elected and qualified, or until their office is otherwise earlier vacated.

145.
(1)    At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

(2)
Every Director shall be eligible to stand for re-election at an annual general meeting.

(3)
If a Director offers himself for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

PRESUMPTION OF ASSENT

146.
A Director who is present at a meeting of the Board at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the Minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

SEAL

147.
The Company may, if the Board so determines, have a Seal which shall only be used by the authority of the Board or of a committee of the Board authorized by the Board in that behalf and every instrument to which the Seal has been affixed shall be signed by any person who shall be either a Director or the Secretary or Assistant Secretary or some other person authorised by the Board, either generally or specifically, for the purpose.

148.
The Company may have for use in any place or places outside Ireland, a duplicate Seal or Seals each of which shall be a duplicate of the Seal of the Company except, in the case of a Seal for use in sealing documents creating or evidencing securities issued by the Company, for the addition on its face of the word "Securities" and if the Board so determines, with the addition on its face of the name of every place where it is to be used.

149.
A Director, Secretary, Assistant Secretary or other officer or representative or attorney may without further authority of the Directors affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated by him under Seal or to be filed with the Companies Registration Office in Ireland or elsewhere wheresoever.

DIVIDENDS, DISTRIBUTIONS AND RESERVE

150.
The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

151.
Subject to the Companies Acts, the Board may from time to time declare dividends (including interim dividends) and distributions on Shares of the Company outstanding and authorise payment of the same out of the funds of the Company lawfully available therefor.

152.
The Board may, before declaring any dividends or distributions, set aside such sums as they think proper as a reserve or reserves which shall at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the like discretion, be employed in the business of the Company. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

153.
No dividend, interim dividend or distribution shall be paid otherwise than in accordance with the provisions of Part IV of the 1983 Act.

154.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends or distributions, if dividends or distributions are to be declared on a class of Shares they shall be declared and paid according to the amounts paid or credited as paid on the Shares of such class outstanding on the record date for such dividend or distribution as determined in accordance with these Articles.

155.
The Directors may deduct from any dividend payable to any Member all sums of money (if any) immediately payable by him to the Company in relation to the Shares of the Company.

156.
The Board or any general meeting declaring a dividend (upon the recommendation of the Board), may direct that any dividend or distribution be paid wholly or partly by the distribution of specific assets and in particular of paid up Shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees as may seem expedient to the Board.

157.
Any dividend, distribution, interest or other monies payable in cash in respect of Shares may be paid by cheque or warrant sent through the post, or sent by any electronic or other means of payment, directed to the registered address of the holder or, in the case of joint holders, to the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant, electronic or other payment shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other monies payable in respect of the Share held by them as joint holders. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any Member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.

158.
No dividend or distribution shall bear interest against the Company.

159.
If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a Share into a separate account shall not constitute the Company a trustee in respect thereof.

CAPITALISATION

160.
The Company may, upon the recommendation of the Board, by Ordinary Resolution authorise the Board to capitalise any sum standing to the credit of any of the Company's reserve accounts (including Share premium account and capital redemption reserve fund) or any sum standing to the credit of profit and loss account or otherwise available for distribution and to appropriate such sum to Members in the proportions in which such sum would have been divisible amongst them had the same been a distribution of profits by way of dividend and to apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid up to and amongst them in the proportion aforesaid. In such event the Board shall do all acts and things required to give effect to such capitalisation, with full power to the Board to make such provisions as they think fit for the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Board may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

BOOKS OF ACCOUNT; RIGHTS OF INSPECTION

161.
The Directors shall cause to be kept proper books of account, whether in the form of documents, electronic form or otherwise, that:

(a)
correctly record and explain the transactions of the Company;

(b)
will at any time enable the financial position of the Company to be determined with reasonable accuracy;

(c)
will enable the Directors to ensure that any balance sheet, profit and loss account or income and expenditure account of the Company complies with the requirements of the Companies Acts;

(d)
will record all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company; and

(e)
will enable the accounts of the Company to be readily and properly audited.

162.
Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its Members or persons nominated by any Member. The Company may meet, but shall be under no obligation to meet, any request from any of its Members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its Members.

163.
The books of account shall be kept at the registered office of the Company or, subject to the provisions of the Companies Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

164.
Proper books shall not be deemed to be kept, if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

165.
In accordance with the provisions of the Companies Acts, the Board may from time to time cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

166.
A copy of every balance sheet (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one clear days before the date of the annual general meeting, to every person entitled under the provisions of the Companies Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

AUDIT

167.
Auditors shall be appointed and their duties regulated in accordance with the Companies Acts, the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange.

168.
Subject always to the provisions of the Companies Acts, in the event that no such code, rules and regulations referred to in the above Article 167 apply, the appointment of and provisions relating to Auditors shall be in accordance with the following provisions:

(1)
The Board may appoint the Auditor of the Company, who shall hold office until removed from office by the Company, and the Board may fix his or their remuneration.

(2)
The Board may appoint an Auditor who shall hold office until removed from office by a resolution of the Directors, and may fix his or their remuneration.

(3)
Every Auditor shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Board and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

(4)
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next extraordinary general meeting following their appointment and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

NOTICES

169.
Notices shall be in writing (whether in electronic form or otherwise) and shall be given by the Company in accordance with applicable law, the relevant code, rules and regulations applicable to the listing of the Shares on the Exchange and these Articles.

170.
Except to the extent inconsistent with such company law, code, rules and regulations referred to in the above Article 169, notice shall be given in accordance with the following provisions:

(a)
notices to any Member shall be given either personally or by sending it by post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (where the notice is given by e-mail by sending it to the e-mail address provided by such Member subject to each Members' individual consent to electronic communications being sent to them by the Company), or by publication of an electronic record of it on a website and notification of such publication by post, cable, telex, fax or email as permitted by these Articles.

(b)
where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre-paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth (5th) day (not including Saturdays or Sundays or public holidays) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax, service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient. Where a notice was published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Member, and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly published on a website in accordance with and provisions of these Articles.

  (c)
  for the purposes of these Articles and the Companies Acts, any document or notice shall be deemed to have been sent to a Member if a notice is given, served, sent or delivered to the Member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document or notice.

  (d)
  a notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under these Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

171.
Any requirement in these Articles for the consent of a Member in regard to the receipt of such Member of electronic mail or other means of electronic communications approved by the Board, including the receipt of the Company's audited accounts and the Directors' and Auditor's reports thereon shall be deemed to have been satisfied where the Company has written to the Member informing him of its intention to use electronic communication for such purposes and the Member has not within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a Member has given, or is deemed to have given, his consent to the receipt of such Member of electronic mail or other means of electronic communications approved by the Board, he may revoke such consent at any time by requesting the Company to communicate with him in documented form; provided however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

172.
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

WINDING UP

173.
If the Company shall be wound up the liquidator may, subject to any sanction required by applicable law, divide amongst the Members in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

174.
If the Company shall be wound up, and the assets available for distribution amongst the Members shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the nominal value of the Shares held by them. If in a winding up the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the nominal value of the Shares held by them at the commencement of the winding up. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

175.
(1)    In case of a sale by the liquidator under section 260 of the 1963 Act, the liquidator may by the contract of sale agree so as to bind all the Members for the allotment to the Members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or Shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting Members conferred by the said section.

(2)
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

INDEMNITY

176.
Subject to the provisions of and so far as may be admitted by the Companies Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as a Director, Secretary or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

177.
To the fullest extent permitted by law, the Company shall indemnify any current or former officer of the Company, or any person who is serving or has served at the request of the Company as an officer and any trustee acting in relation to any of the affairs of the Company and their respective heirs, executors, administrators and personal representatives (other than any Director and the Secretary of the Company) (each individually, a "Covered Person"), against any expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by, or in the name or on behalf of, the Company), to which he was, is, or is threatened to be made, a party or in which he is otherwise involved, (a "proceeding") by reason of the fact that he is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person's duty to the Company, or (b) such Covered Person's conscious, intentional or wilful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Companies Acts or to any person holding the office of auditor in relation to the Company.

178.
In the case of any threatened, pending or completed proceeding by, or in the name or on behalf of, the Company, to the fullest extent permitted by law, the Company shall indemnify each Covered Person against expenses, including attorneys' fees, but excluding judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the defense or settlement thereof, except that no indemnification for expenses shall be made in respect of any claim, issue or matter as to which such Covered Person shall have been finally adjudged to be liable for fraud or dishonesty in the performance of his duty to the Company, or for conscious, intentional or wilful breach of his obligation to act honestly, lawfully and in good faith with a view to the best interests of the Company, unless and only to the extent that the Court or the court in which such proceeding was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter that would render it void pursuant to the Companies Acts or to any person holding the office of auditor in relation to the Company.

179.
To the fullest extent permitted by law, expenses, including attorneys' fees, incurred by a Covered Person in defending any proceeding for which indemnification is permitted pursuant to Articles 177 and 178 shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by or on behalf of such Covered Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company pursuant to these Articles.

180.
Any indemnification under Articles 177 to and including 179 (unless ordered by a court of competent jurisdiction) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in Articles 177 or 178, as the case may be. Such determination shall be made, with respect to a Covered Person who is a Director or officer of the Company at the time of such determination, (a) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum; (b) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum; (c) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion; or (d) by the Members by Ordinary Resolution. Such determination shall be made, with respect to any other Covered Person, by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case. Notwithstanding the provisions of Articles 177 to and including 179, the Company shall be required to indemnify or advance expenses to a Covered Person in connection a proceeding commenced by such Covered Person only if the commencement of such proceeding by such person was authorized by the Board.

181.
It being the policy of the Company that indemnification of the persons specified in Articles 177 and 178 shall be made to the fullest extent permitted by law, the indemnification and advancement of expenses provided for by Articles 177 to and including 179 shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these Articles, any agreement, any insurance purchased by the Company, vote of Members or disinterested Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another corporation, joint venture, trust or other enterprise which he is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth with respect to a Covered Person.

182.
The Board may, notwithstanding any interest of the Covered Persons in such action, authorize the Company to purchase and maintain insurance on behalf of any Covered Person, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of these Articles. As used in Articles 176 to and including 182, references to the "Company" include all constituent corporations in an amalgamation, consolidation or merger or similar arrangement in which the Company or a predecessor to the Company by amalgamation, consolidation or merger or similar arrangement was involved.

FINANCIAL YEAR

183.
The financial year of the Company shall be as prescribed by the Board from time to time.

SALE, LEASE OR EXCHANGE OF ASSETS

184.
(1)    The Board may authorise and direct the Company to sell, lease or exchange all or substantially all of its property and assets, including the Company's goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board in its discretion thinks fit, provided that the Members shall have approved such sale, lease or exchange by Ordinary Resolution, in addition to any other resolution or sanction required by applicable law.

(2)
Notwithstanding such resolution or consent to a proposed sale, lease or exchange of the Company's property and assets by the Members, the Board may abandon such proposed sale, lease or exchange without further action by the Members, subject to the rights, if any, of third parties under any contract relating thereto.

(3)
For purposes of this Article 184, the property and assets of the Company include the property and assets of any subsidiary of the Company and "subsidiary" means any entity wholly-owned and controlled, directly or indirectly, by the Company and includes, without limitation, corporations, partnerships, limited partnerships, limited liability partnerships, limited liability companies, and/or statutory trusts.

(4)
Notwithstanding subsection (1) of this Article 184 no resolution by the Members shall be required for a sale, lease or exchange of property and assets of the Company to a subsidiary.

CONSENT TO JURISDICTION; CHOICE OF LAW

185.
For as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act, the Company hereby submits to the jurisdiction of the courts of the state of Delaware, in the United States of America and to the jurisdiction of the United States District Court for the District of Delaware in the United States of America and the appellate courts having jurisdiction thereover (each, a "Delaware-Based Court"), for the purposes of any action, suit or proceeding brought by or on behalf of any Member or Beneficial Owner with respect to his rights as a Member or Beneficial Owner, or in relation to claims brought derivatively by a Member or Beneficial Owner in the name, or on behalf of, the Company. The Company waives any right to challenge personal jurisdiction when sued in these courts. The Company further agrees that if sued in these jurisdictions, it will agree to the application of that court's rules of procedure and will not argue, under choice of law principles, that procedural rights granted by the laws of Ireland should be applied in these fora.

186.
For as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act, the Company shall appoint and maintain an authorised agent in the state of Delaware, in the United States of America, to receive for and on its behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against the Company in the state of Delaware.

187.
For as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act, the Company shall:

(a)
maintain unencumbered assets in the United States of America, which assets may include equity or debt investments in U.S. companies, with a book value in excess of fifty million U.S. dollars ($50,000,000), and will deliver, or cause to be delivered, to the Secretary of State of the State of Delaware an opinion of an attorney licensed in the United States of America that judgments rendered against the Company may be satisfied by using these assets;

(b)
post a bond or similar security with a Delaware—Based court in an amount of at least fifty million U.S. dollars ($50,000,000); or

(c)
purchase and maintain insurance on behalf of its Directors and officers of the Company, against any liability asserted against them and incurred by them in any such capacity, in an amount of at least fifty million U.S. dollars ($50,000,000), and in the event that any action, suit or proceeding of the type described in Article 185 is brought against the Company in any Delaware-Based Court, the Company will provide a notice to such court specifying with which of the three foregoing provisions of this Article 187 the Company has complied.

188.
For as long as Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company is subject to the reporting requirements of the Exchange Act, in relation to any action, suit or proceeding against the Company brought derivatively by a Member or Beneficial Owner in the name, or on behalf of, the Company in any Delaware-Based Court, the Company hereby agrees that the law of the forum in which such action, suit or proceeding is brought, not the law of Ireland, will govern the sufficiency of the pleadings and such Member's or Beneficial Owner's standing to bring such action, suit or proceeding.

Companies Acts, 1963 to 2009

MEMORANDUM AND ARTICLES OF
ASSOCIATION OF

SEAGATE TECHNOLOGY PUBLIC LIMITED
COMPANY

Arthur Cox
Arthur Cox Building
Earlsfort Terrace
Dublin 2

Annex C

Relevant Territories

1.	Albania	21.	Greece	40.	Poland
2.	Australia	22.	Hungary	41.	Portugal
3.	Austria	23.	Iceland	42.	Romania
4.	Bahrain	24.	India	43.	Russia
5.	Belarus	25.	Israel	44.	Serbia
6.	Belgium	26.	Italy	45.	Slovak Republic
7.	Bosnia and Herzegovnia	27.	Japan	46.	Slovenia
8.	Bulgaria	28.	Latvia	47.	South Africa
9.	Canada	29.	Lithuania	48.	South Korea
10.	Chile	30.	Luxembourg	49.	Spain
11.	China	31.	Macedonia	50.	Sweden
12.	Croatia	32.	Malaysia	51.	Switzerland
13.	Cyprus	33.	Malta	52.	The Republic of Turkey
14.	Czech Republic	34.	Mexico	53.	United Kingdom
15.	Denmark	35.	Moldova	54.	United States
16.	Estonia	36.	Netherlands	55.	Vietnam
17.	Finland	37.	New Zealand	56.	Zambia
18.	France	38.	Norway
19.	Georgia	39.	Pakistan
20.	Germany

Annex D

Order of the Grand Court of The Cayman Islands

IN THE GRAND COURT OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

CAUSE NO FSD 64 OF 2010

IN THE MATTER OF SEAGATE TECHNOLOGY

AND IN THE MATTER OF SECTIONS 15, 16 AND 86 OF THE COMPANIES LAW (2009 REVISION)

AND IN THE MATTER OF SEAGATE CAYMAN HOLDINGS

AND IN THE MATTER OF SECTIONS 86 AND 87 OF THE COMPANIES LAW (2009 REVISION)

THE HON. JUSTICE FOSTER (IN CHAMBERS)

[GRAND COURT CAYMAN ISLANDS SEAL]

ORDER ON EX PARTE SUMMONS

UPON THE APPLICATION of Seagate Technology ("Seagate-Cayman") and Seagate Cayman Holdings ("Merger-Sub") by ex parte summons dated 2 March 2010;

AND UPON HEARING Counsel for Seagate-Cayman and Merger-Sub;

AND UPON READING the petition herein (the "Petition"), the Affidavit of Kenneth M. Massaroni (the "Principal Affidavit') with exhibits sworn herein on 24 February 2010 and the Affidavit of Katharine A. Martin with exhibits sworn herein on 24 February 2010;

IT IS DECLARED that:

1
The relevant classes of members affected by the proposed scheme of arrangement annexed at Schedule 1 to the Petition (the "Seagate Scheme") consists of the holders of the ordinary shares issued by Seagate Cayman with a par value US$0.00001 per share as at 4 March 2010, (the "Scheme Shareholders").

[GRAND COURT CAYMAN ISLANDS SEAL]

2
That the relevant class of members affected by the proposed scheme of arrangement annexed at Schedule 2 to the Petition (the "Merger-Sub Scheme") consists of the single shareholder of Merger-Sub namely Seagate Technology plc ("Seagate-Ireland").

AND IT IS DIRECTED AND ORDERED that:

1
Seagate-Cayman be at liberty to convene a single meeting of the Scheme Shareholders for the purpose of considering and, if thought fit, approving (with or without modification) the Seagate Scheme (the "Court Meeting").

2
The record date for determining the Scheme Shareholders entitled to receive notice of, and to vote at the Court Meeting be 5:00 p.m. (pacific time) on 4 March 2010 ("Record Date").

3
The form of proxy in substantially the form exhibited at Exhibit "KMM10" of the Principal Affidavit be approved for use at the Court Meeting ("Form of Proxy").

4
Stephen J. Luczo, Chairman of the Board and President of Seagate-Cayman, or failing him, Lydia Marshall, a non-executive director of Seagate-Cayman, or failing her, any person who is a director of Seagate-Cayman as at the date of the Court Meeting be appointed to act as the chairman of the

  Court Meeting (the "Chairman") and within seven days of the Court Meeting the Chairman do report the proceedings at and the result of the Court Meeting to the Court.

5
By no later than 10 March 2010, a notice convening the Court Meeting in substantially the form of the notice exhibited at page 6 of Exhibit "KMM-1" of the Principal Affidavit (the "Notice") be dispatched to the Scheme Shareholders by courier or first class/pre-paid post (or by air mail, as appropriate) addressed to each of the Scheme Shareholders at the addresses shown on the register of members of Seagate-Cayman as at the Record Date.

6
The Notice to the Scheme Shareholders shall be accompanied by a proxy statement in substantially the same form as exhibited at exhibit "KMM-1" to the Principal Affidavit together with a copy of the Scheme and the Form of Proxy.

7
For the purposes of service of the Notice it shall be sufficient to demonstrate that the Notices were placed into envelopes correctly addressed to the Scheme Shareholders at their addresses appearing on the register of members at the Record Date and that the envelopes were delivered to a post office or courier in the United States.

8
The accidental omission to serve any Scheme Shareholder with the Notice, or the non-receipt by any Scheme Shareholder of the Notice shall not invalidate the proceedings at the Court Meeting.

[GRAND COURT CAYMAN ISLANDS SEAL]

9
At least 30 clear days before the day appointed for the Court Meeting a notice substantially in the form exhibited at exhibit "KMM-11" to the Principal Affidavit shall also be inserted in the U.S. and international editions of The Wall Street Journal.

10
The Chairman be entitled to accept, without further investigation, the signature on the Form of Proxy as being the authority of the signatory to cast the votes in accordance with such proxy.

11
The Chairman be at liberty to accept the Form of Proxy and the figure for which any Scheme Shareholder seeks to vote, notwithstanding that a Form of Proxy has not been completed in accordance with the instructions contained therein, provided that the Chairman considers that the information contained therein is sufficient to establish the entitlement of the Scheme Shareholder to vote.

12
Any person validly appointed as proxy for a Scheme Shareholder may attend and speak at the Court Meeting relevant to that Scheme Shareholder.

13
In the case of joint registered holders of the Scheme Shareholders, the vote of the senior holder who tenders the vote shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in Seagate-Cayman's register of members.

14
The Court dispense with the requirement to convene a separate meeting of Seagate-Ireland to consider the Merger-Sub Scheme or in the alternative that directions may be given as to the method of convening and holding the Merger-Sub meeting.

15
The Petition be set down to be heard at 10.00 a.m. on 14 May 2010.

DATED the 2nd day of March 2010
FILED the 3 day of March 2010
/s/ SIGNATURE ILLEGIBLE JUDGE OF THE GRAND COURT	[GRAND COURT CAYMAN ISLANDS SEAL]

THIS ORDER is filed by Maples and Calder, P. O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, attorneys-at-law for the Petitioners, whose address for service is care of their said Attorneys-at-Law (Ref: CDM/JSE/CJM/276835/18333467).

2

Annex E

Expected Time Table

Description	Proposed Date
Preliminary filing of Proxy Statement	February 1, 2010
Court hearing to approve shareholder meeting	9:30 a.m. Cayman Islands Time, March 2, 2010
Record Date for determining the Seagate-Cayman common shareholders eligible to vote at the Special Scheme Meeting and the Extraordinary General Meeting	5:00 p.m Pacific Time, March 4, 2010
Proxy Statement and form of proxy first mailed to Seagate-Cayman common shareholders	On or about March 9, 2010
Latest time for submitting forms:
via telephone or Internet	11:59 p.m. Eastern Time, on April 13, 2010
of proxy via proxy card	Must be received at any time prior to the commencement of the shareholder meeting
Special Scheme Meeting	11:30 a.m. Pacific Time, on April 14, 2010
Extraordinary General Meeting	12:00 p.m. Pacific Time, on April 14, 2010 or immediately following the Special Scheme Meeting
Court hearing for directions with respect to creditor notices on capital reduction for Seagate-Cayman	9:30 a.m. Cayman Islands Time, April 16, 2010
Court hearing to sanction the Scheme of Arrangement and confirm capital reduction for Seagate-Cayman	10:00 a.m. Cayman Islands Time, May 14, 2010
Anticipated Transaction Time	1:30 p.m., Pacific Time, on May 28, 2010

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SEAGATE TECHNOLOGY M19363-S56351 SEAGATE TECHNOLOGY P.O. BOX 309, UGLAND HOUSE GRAND CAYMAN, KY1-1104, CAYMAN ISLANDS Please indicate if you plan to attend this meeting. For Against Abstain 0 0 Yes No 0 0 0 Vote on Proposals VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 13, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Seagate Technology in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern on April 13, 2010. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proposals for Special Court-Ordered Meeting (the "Special Meeting") E2. Approval of the creation of "distributable reserves" of Seagate-Ireland which are required under Irish law in order to permit us to pay dividends and repurchase or redeem shares following the transaction. Approval of the proposal to create distributable reserves is not a condition to proceeding with the Scheme of Arrangement (the "Distributable Reserves Proposal"). E3. Approval of a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders present to conduct the vote on the Capital Reduction Proposal or the Distributable Reserves Proposal or if there are insufficient proxies to approve the Distributable Reserves Proposal and/or the Capital Reduction Proposal at the time of the meeting. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person). 0 0 0 0 0 0 0 0 0 S1. Approval of the Scheme of Arrangement, a copy of which is attached to the accompanying proxy statement as Annex "A". S2. Approval of a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders present to conduct the vote on the Scheme of Arrangment proposal or to approve the Scheme of Arrangement proposal at the time of the meeting. E1. Approval of the cancellation of Seagate- Cayman's share capital, which is necessary in order to effect the Scheme of Arrangement and is a condition to proceeding with the Scheme of Arrangement (the "Capital Reduction Proposal"). 0 0 0 Proposals for the Extraordinary General Meeting (the "EGM") Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting and EGM: The Notice and Proxy Statement is available at www.proxyvote.com. M19364-S56351 SEAGATE TECHNOLOGY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEAGATE TECHNOLOGY SPECIAL COURT-ORDERED MEETING OF SHAREHOLDERS ("SPECIAL MEETING") AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS ("EGM") April 14, 2010 The shareholder(s) hereby appoint(s) Stephen J. Luczo and Lydia M. Marshall, or each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of Seagate Technology that the shareholder(s) is/are entitled to vote at the Special Meeting or EGM to be held at the Hilton Santa Cruz/Scotts Valley, 6001 La Madrona Drive, Santa Cruz, CA 95060, on April 14, 2010, at 11:30 am Pacific time and 12:00 noon Pacific time, respectively, and any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Special Meeting or EGM and at any adjournment or postponement thereof. In the event of a vote on a show of hands on any proposal or other matter properly coming before the Special Meeting or EGM, Stephen J. Luczo and Lydia M. Marshall, or each of them, shall be entitled to vote the undersigned's shares, as designated on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED THEN THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR EGM. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE The signer(s) hereby acknowledge(s) receipt of the Notice of the Special Meeting or EGM and accompanying proxy statement. CONTINUED AND TO BE SIGNED ON REVERSE SIDE